     As Filed With The Securities And Exchange Commission On April 29, 2008

                        File Nos. 33-73408 and 811-8234

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 30

                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 34

                         TIFF INVESTMENT PROGRAM, INC.
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               (Exact Name of Registrant as Specified in Charter)

         200 Barr Harbor Drive, Suite 100, West Conshohocken, PA, 19428
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              (Address of Principal Executive Offices) (Zip Code)

                                 (800) 984-0084
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                   (Registrant's Telephone Number, Including
                                   Area Code)

    Richard Flannery, TIFF Advisory Services, Inc., 200 Barr Harbor Drive,
                    Suite 100, West Conshohocken, PA, 19428
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               (Name and Address of Agent for Service of Process)

                                With Copies to:

                                  Kristin Ives
                      Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective:
         /X/  immediately upon filing pursuant to paragraph (b)
         / /  On April 30, 2008, pursuant to paragraph (b)
         / /  60 days after filing, pursuant to paragraph (a)(1)
         / /  On February [  ], 2005, pursuant to paragraph (a) (1)
         / /  75 days after filing, pursuant to paragraph (a) (2)
         / /  On _________, pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:
         / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LOGO]      TIP PROSPECTUS




            TIFF INVESTMENT PROGRAM, INC.                         APRIL 29, 2008

       TIFF Multi-Asset Fund                       TIFF Advisory Services, Inc.
       TIFF International Equity Fund                         Four Tower Bridge
       TIFF US Equity Fund                     200 Barr Harbor Drive, Suite 100
       TIFF Short-Term Fund                         West Conshohocken, PA 19428

                                               [] Phone 610-684-8200
                                               [] Fax 610-684-8210
                                               [] Email memberservices@tiff.org
                                               [] Website www.tiff.org


TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objective and policies. The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. See the section entitled Eligible Investors for details.

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                                   CONTENTS
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Overview .............................................................      [2]
Risk Return Analysis .................................................      [2]
    [] Fund Descriptions .............................................      [2]
    [] General Risks .................................................      [9]
    [] Performance Charts ............................................     [11]
    [] Performance Table .............................................     [12]
Fees and Annual Operating Expenses ...................................     [14]
Additional Performance and Expense Information .......................     [16]
Eligible Investors ...................................................     [18]
Management and Administration of the Mutual Funds ....................     [18]
    [] Biographies of Board Members and Principal Officers ...........     [18]
    [] The Advisor ...................................................     [20]
    [] Money Managers.................................................     [21]
    [] Money Manager Fee Arrangements and Portfolio Managers .........     [22]
    [] Commingled Investment Vehicle Portfolio Managers ..............     [25]
Additional Investment Strategies and Risks ...........................     [27]
Purchases and Redemptions ............................................     [28]
Dividends and Distributions ..........................................     [32]
Tax Considerations ...................................................     [32]
Financial Highlights .................................................     [33]
Glossary .............................................................     [38]
Further Information ..................................................     [40]


THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OVERVIEW


TIFF Investment Program, Inc.'s ("TIP's") family of no-load mutual funds consists of two equity funds, one fixed income fund, and one multi-asset fund (i.e., combining equity, fixed income, and other investments).

TIFF Advisory Services, Inc. ("TAS") is the investment advisor to the TIP mutual fund family. The Multi-Asset, International Equity, and US Equity Funds operate primarily on a "multi-manager" basis. With respect to these funds, TAS seeks to achieve each fund's investment and performance objectives primarily by choosing independent money managers for each fund, allocating cash among asset classes, money managers, including TAS, and commingled investment vehicles, as applicable, monitoring the money managers' and the funds' performance, and employing certain risk management or other techniques designed to enhance returns. The money managers are responsible for most of the day-to-day investment decisions for the funds. Each money manager specializes in a particular market sector or utilizes a particular investment style. For a description of the process of selecting money managers, see the section entitled Management and Administration of the Mutual Funds - Money Managers. With respect to the Short-Term Fund, TAS is responsible for the day-to-day management of the fund's assets. For all funds, a substantial portion of the fund's assets may be invested in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with each fund's investment objective, policies, and restrictions.

In addition to employing money managers that manage the funds' assets in individual accounts, certain of the funds invest in commingled investment vehicles ("CIVs"). A CIV is a fund of collectively managed assets in which there are other investors in addition to the TIP mutual funds. Typically, the CIVs provide the TIP mutual funds with access to money managers that do not offer separate account management. The CIVs have obligations to the TIP mutual funds as interest holders in the CIVs rather than as separate account clients. A substantial portion of the CIVs are not registered under any federal or state securities laws, including the Investment Company Act of 1940, as amended (the "1940 Act"). The CIVs pay management fees to the CIV managers, typically a base fee and performance-based incentive fees. See the section entitled Fees and Annual Operating Expenses for additional information.


There is no guarantee that a TIP mutual fund will achieve its investment objective or that a fund's assets will not decline in value. Like all mutual funds, the TIP funds are each subject to two basic risks: market risk, which is the risk that the value of securities held by a fund may decline due to general market and economic conditions; and management risk, which is the risk that investment strategies used by the fund and specific securities held by the fund may not perform as well as the market as a whole.


In addition, the TIP mutual funds that operate primarily on a multi-manager basis are subject to "multi-manager" risk. This is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in a fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility relative to a fund with a single manager. In addition, because each money manager directs the trading for its own portion of a fund and does not aggregate its transactions with those of the other money managers, a fund may incur higher brokerage costs than would be the case if a single money manager were managing the fund.


Please see the Statement of Additional Information ("SAI") for a description of TIP's policies and procedures with respect to the disclosure of information about the funds' portfolio securities. These policies and procedures can also be found on TIFF's Website at www.tiff.org.


The section below entitled Risk Return Analysis briefly describes the investment objectives and principal investment strategies of the funds and the principal risks of investing in the funds. For further information on these and the funds' other investment strategies and risks, see the section entitled Additional Investment Strategies and Risks.


                    RISK RETURN ANALYSIS --FUND DESCRIPTIONS

                             TIFF MULTI-ASSET FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds inflation plus 5% per annum.


To assess the active strategies employed by the fund's managers, the fund's performance is also measured over a market cycle (the period from the peak of one rising market to the peak of the next or the corresponding troughs of falling markets) relative to a self-constructed benchmark, which consists of the indices and weights in the table below. The Board of Directors of TIP (the "TIP Board") believes this self-constructed Multi-Asset Fund benchmark represents an appropriate long-term asset mix for non-profit organizations that seek to maintain the real (inflation-adjusted) value of their assets while distributing 5% of these assets annually.

       ASSET CLASS            WEIGHT                   BENCHMARK
       -----------            ------                   ---------

TOTAL RETURN ASSETS
Global Stocks                  53%      MSCI All Country World Index
Absolute Return                15%      3-month Treasury Bills plus 4% per annum
High Yield Bonds                3%      Merrill Lynch High Yield Master II
                                        Constrained Index

INFLATION HEDGES
Resource-Related Stocks         7%      Constructed Index of Resource-Related
                                        Sectors of the MSCI World Index:
                                          50% Energy
                                          30% Metals and Mining
                                          20% Paper and Forest Products
Commodities                     4%      DJ AIG Commodity Total Return Index
                                        less 1% per annum
REITs                           3%      MSCI US REIT Index

ALL-PURPOSE HEDGES
Inflation-Linked Bonds          10%      10-year US Treasury Inflation Protected
                                        Security

DEFLATION HEDGES
Conventional Bonds              5%      Citigroup 10-year Treasury Index


Managed Distribution Policy. In order to help non-profits meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), the fund has adopted a managed distribution policy that aims, on a best efforts basis, to distribute each year approximately 5% of the fund's net assets in the form of dividends, which may be comprised of ordinary income, capital gains, and/or return of capital distributions.


Principal Investment Strategies. The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. TAS allocates cash among the money managers and CIVs based on their areas of expertise and generally in accordance with the asset allocation of the self-constructed Multi-Asset Fund benchmark. Asset class allocation and allocations to money managers and CIVs may change from time to time.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund's foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund's assets may be invested in foreign securities, including emerging markets securities. The fund invests in companies of all sizes as measured by market capitalizations. A portion of the fund's assets may be invested in smaller companies.

The types of securities the fund may hold, directly or indirectly through CIVs, may include without limitation:

  [] US and foreign common and preferred stocks (including ADRs, GDRs, and other depositary receipts, and stocks issued by real estate investment trusts ("REITs"))

  [] debt securities, including:

     -- securities issued or guaranteed by the US Government, its agencies, or its instrumentalities

     -- corporate obligations

     -- obligations of domestic or foreign banks

     -- mortgage- and asset-backed securities


     -- commodity-linked notes

     -- short-term securities such as time deposits, certificates of deposit
        (including marketable variable rate certificates of deposit), and bankers' acceptances

  [] securities convertible into common stock

  [] commingled investment vehicles, including exchange-traded funds


  [] repurchase and reverse repurchase agreements


  [] derivatives such as, but not limited to, forward foreign currency exchange contracts, futures, options, and swaps, such as total return swaps and credit default swaps.


The fund may invest in rated and unrated debt obligations of all investment grades, but not more than 10% may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor's or Baa by Moody's) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as "junk bonds."


The Multi-Asset Fund is a "non-diversified" fund, which means a significant percentage of the fund's assets may be invested in any single issuer. Investing a higher percentage of its assets in any one issuer could increase the fund's risk of loss because the value of its shares would be more susceptible to adverse events affecting that issuer. For more information on this risk, see the section entitled General Risks.

Money Managers and Their Strategies


ARONSON + JOHNSON + ORTIZ LP takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

BROOKFIELD REDDING LLC (FORMERLY, KG REDDING, LLC) invests in a concentrated portfolio of real estate-oriented stocks and other instruments that provide exposure to the real estate sector in which it combines attractively priced "core" real estate securities with a mix of fundamentally solid but under-followed, out-of-favor, or out-of-cycle REITs that trade at a discount to underlying net asset value. Brookfield Redding's strategy includes both long and short positions and the use of swaps and other derivatives.


MARATHON ASSET MANAGEMENT, LLP takes a qualitative approach to bottom-up global security selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.


MONDRIAN INVESTMENT PARTNERS LIMITED takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive markets for investment. The manager may engage in currency hedging as a defensive strategy.

SHAPIRO CAPITAL MANAGEMENT LLC emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.


SMITH BREEDEN ASSOCIATES, INC. employs active management techniques in managing US Treasury and inflation-linked bonds. While eschewing interest rate forecasting, the manager employs a variety of techniques, including the selection and active trading of bonds carrying the full faith and credit of the United States plus other high grade bonds and bond futures contracts.


TIFF ADVISORY SERVICES, INC. invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund's investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund's performance objective.


WELLINGTON MANAGEMENT COMPANY, LLP invests in natural resource-related stocks. The manager utilizes moderate rotation among sectors and takes a bottom-up approach to security selection, analyzing such factors as a company's asset and management quality, internal reinvestment opportunities, investment strategy, and responsiveness to changes in the environment.


WESTPORT ASSET MANAGEMENT, INC. generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.


Commingled Investment Vehicles and Their Strategies


CANYON CAPITAL ADVISORS LLC is a multi-strategy manager that employs a multi-asset, value oriented approach to investing in debt and equity securities that it believes to be inefficiently priced due to business, financial, or legal uncertainties. Canyon Value Realization Fund, LP often invests in event-driven situations such as bankruptcies, reorganizations, mergers, and spin-offs. The fund seeks to generate both attractive capital appreciation and current income with moderate risk.

CONVEXITY CAPITAL MANAGEMENT LP seeks to add value to a portfolio benchmarked against the DJ AIG Commodity Total Return Index using long/short and other relative value strategies that are executed principally in the fixed income and related markets and usually entail leverage. Convexity Capital Offshore LP invests globally.


FARALLON CAPITAL MANAGEMENT, LLC'S investment philosophy is to invest in businesses and securities that are undergoing change. Farallon's investments are primarily those in which a known or expected event (a merger, restructuring, recapitalization, or other major change) is expected to cause an appreciation in the value of the particular investment. Investments include public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests globally, focusing on developed and emerging markets alike. Farallon places a priority on the preservation of capital, while seeking to achieve extraordinary risk-adjusted returns in each of its investment disciplines. It manages risk through rigorous research, including consultation with industry, legal, and regulatory advisors.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC employs a quantitative process that incorporates both valuation and technical metrics to select long and short domestic equities. Options are used to hedge certain risks. Freeman Fair Value Fund I, LP tends to be broadly diversified, with no single position larger than 5%.


JOHO CAPITAL, LLC seeks to achieve consistent, above-average capital appreciation, measured in absolute terms through in-depth fundamental analysis. Joho Partners, LP holds a portfolio of long and short positions, primarily in Asian equity securities.

LANSDOWNE PARTNERS LIMITED has a core investment process driven by a set of proprietary and independent research tools, which form the basis for both the fundamental company research and the macro thematic positioning. The Lansdowne UK Equity Fund Limited's portfolio is constructed of two components: relative book (broadly market neutral) where the position is held versus the index or another security, where the anomaly should disappear over the next 3-12 months; and absolute book with a minimum holding period for positions of six months and frequently much longer. The absolute book consists of stock positions where either the risk cannot be hedged out, or where it is not desirable to hedge out the risk on a per position basis. The fund runs concentrated positions where the top 10 holdings typically represent 80% of NAV and uses both long and short positions.

LONE PINE CAPITAL LLC uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. Lone Redwood, L.P., Lone Picea, L.P. and the long-only fund, Lone Cascade, L.P., invest in seven principal industry sectors: consumer/retail, telecom/media, industrials, financial services, business services, technology, and healthcare. The funds invest globally. They may also invest in private placements, other CIVs, and below investment grade and convertible debt.

MAVERICK CAPITAL, LTD. uses a bottom-up approach to selecting equity and equity-related securities and invests in both long and short positions. In order to achieve its goal of preserving and increasing capital, Maverick Fund USA, Ltd. is managed as a traditional, truly hedged fund, attempting to maintain low net exposure and low long/short ratios within every region and industry sector in which invested. The fund invests globally and focuses primarily on medium and large capitalization US stocks.

OCH-ZIFF CAPITAL MANAGEMENT GROUP is a global institutional asset management firm. The firm's flagship fund, the OZ Master Fund, Ltd., is a global multi-strategy hedge fund that seeks to achieve consistent, positive absolute returns through investments in merger arbitrage, long/short equity special situations, convertible/capital structure arbitrage, distressed credit, and special investments. These investment disciplines are conducted on a global basis from the firm's offices in New York, Europe, and Asia.

REGIMENT CAPITAL MANAGEMENT, LLC focuses on non-investment grade fixed income securities and related derivatives. Regiment Capital Ltd., is a diversified fund that is comprised of a core portfolio consisting primarily of long only and short only positions in high yield bonds and leveraged loans, along with a hedged portfolio comprised of intra-capital arbitrage trades and credit derivatives. The fund invests primarily in fixed income securities and related derivatives, but also makes investments in certain equity-linked securities, including convertible securities and warrants and, to a lesser extent, equity securities. The fund may also invest in private placements, although such investments will generally be limited to 10% of the fund's net assets.


SLEEP, ZAKARIA & COMPANY, LTD. employs fundamental business and security analysis to select investments. The Nomad Investment Company Ltd. is a concentrated global investment fund typically comprised entirely of long-only equity securities.


TOSCAFUND ASSET MANAGEMENT LLC uses a fundamental approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector. Tosca Asia also invests globally, with its primary concentration in emerging markets.

Principal Risks. A loss of invested assets could occur due to certain risks. These include:

o below investment grade risk                       o leveraging risk

o commodity risk                                    o liquidity risk

o credit risk                                       o market risk

o currency risk                                     o non-diversification risk

o derivatives risk                                  o prepayment/extension risk

o emerging markets risk                             o reverse repurchase risk

o foreign risk                                      o short sale risk

o government-sponsored enterprises risk             o smaller company risk

o interest rate risk

A description of these risks is provided in the section entitled General Risks.


                         TIFF INTERNATIONAL EQUITY FUND

Investment Objective. The fund's investment objective is to attain appreciation of principal that at least offsets inflation.


Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return (net of withholding taxes) of the Morgan Stanley Capital International ("MSCI") All Country World ex US Index by 1.00%, net of expenses, on an annualized basis. The MSCI All Country World ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

Principal Investment Strategies. The fund focuses on common stocks of non-US issuers. The fund will invest primarily in developed markets (such as Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom) but may invest up to 30% of its assets in emerging markets and the allocation between developed markets and emerging markets can be expected to change with exposure to emerging markets potentially increasing or decreasing as the composition of the MSCI All Country World ex US Index changes or for other reasons. The fund invests in companies of all sizes and may invest a significant portion of its assets in smaller companies. The fund does not concentrate in any one sector.

The fund will generally invest in common and preferred stocks (including ADRs, GDRs, and other depositary receipts), securities convertible into common stocks, securities of investment companies and other CIVs, securities of US companies that derive more than 50% of revenues from foreign operations, futures contracts, and forward foreign currency exchange contracts. Ordinarily, at least 80% of the fund's net assets will be invested in equity securities and at least 65% of the fund's assets will be invested in foreign equities, most of which are not denominated in US dollars.


Money Managers and Their Strategies


MARATHON ASSET MANAGEMENT, LLP takes a qualitative approach to bottom-up international stock selection. The manager focuses on variables under the control of companies rather than on the economic environment. At the industry level, the manager monitors the competitive environment, focusing on those industries marked by consolidation and a declining number of competitors. At the company level, the manager performs fundamental research to evaluate specific strategies within the industry. At the country level, priority is given to monetary conditions rather than economic growth.

MONDRIAN INVESTMENT PARTNERS LIMITED takes a value-oriented approach to international equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive markets for investment. The manager may engage in currency hedging as a defensive strategy.

TIFF ADVISORY SERVICES, INC. invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund's investment objective, policies, and restrictions. In doing so, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund's performance objective.


Commingled Investment Vehicles and Their Strategies


CONVEXITY CAPITAL MANAGEMENT LP seeks to add value to a portfolio benchmarked against the MSCI Europe, Australasia, Far East Index ("MSCI EAFE") using long/short and other relative value strategies that are executed principally in the fixed income and related markets and usually entail leverage. Convexity Capital Offshore, LP invests globally.

LANSDOWNE PARTNERS LIMITED has a core investment process driven by a set of proprietary and independent research tools, which form the basis for both the fundamental company research and the macro thematic positioning. The Lansdowne UK Equity Fund Limited's portfolio is constructed of two components: relative book (broadly market neutral) where the position is held versus the index or another security, where the anomaly should disappear over the next 3-12 months; and absolute book with a minimum holding period for positions of six months and frequently much longer. The absolute book consists of stock positions where either the risk cannot be hedged out, or where it is not desirable to hedge out the risk on a per position basis. The fund runs concentrated positions where the top 10 holdings typically represent 80% of NAV and uses both long and short positions.

LONE PINE CAPITAL LLC uses a bottom-up approach to selecting equity and equity-related securities. Lone Dragon Pine, L.P. has a concentrated portfolio typically comprised of long-only equities that are domiciled in, or have a meaningful nexus to, emerging markets in Asia (including Hong Kong), Latin America, Eastern Europe (including Russia), and the Middle East. The fund may invest a portion of its assets in private placements, other CIVs, derivatives, and fixed income securities including high-yield and convertible fixed income securities.

TOSCAFUND ASSET MANAGEMENT LLC uses a fundamental approach to selecting equity securities and invests in both long and short positions. Tosca invests globally with its primary concentration in the global financial services sector.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


o credit risk                              o leveraging risk

o currency risk                            o liquidity risk

o derivatives risk                         o market risk

o emerging markets risk                    o short sale risk

o foreign risk                             o smaller company risk


A description of these risks is provided in the section entitled General Risks.

                              TIFF US EQUITY FUND

Investment Objective. The fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

Performance Benchmark. The fund seeks to achieve a total return (price appreciation plus dividends) that, over a majority of market cycles, exceeds the total return of the Dow Jones Wilshire 5000 Composite Index by 1.00%, net of expenses, on an annualized basis. The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of substantially all publicly traded US stocks.


Principal Investment Strategies. The fund pursues its objective by investing in a diversified portfolio of US equity securities in order to achieve broad exposure to all market sectors and to companies of all sizes. The fund invests in common and preferred stocks, securities convertible into common stocks, securities of investment companies, and CIVs. The fund also invests a significant portion of its assets in synthetic and derivative instruments, such as futures, options, swaps, and warrants, in order to better track its performance benchmark or to hedge its currency risk. Ordinarily, the fund invests at least 80% of its net assets in US equity securities. In addition, up to 15% of its assets may be invested in common stocks and ADRs or other depositary receipts of foreign issuers. The fund may also invest a significant portion of its assets in smaller companies.

For purposes of the fund's 80% investment policy noted above, the fund considers "equity securities" to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks and interests in CIVs and other pooled investment vehicles) or equity-related securities and investments that have similar economic characteristics to such equity securities, such as futures on an equity index. The fund's investments in synthetic and derivative instruments may include, but are not limited to, warrants, futures, options, and depositary receipts.


Money Managers and Their Strategies


ARONSON + JOHNSON + ORTIZ LP takes a value-oriented approach to US equities, focusing on securities of well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. The manager selects securities from among the 350 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks.

SHAPIRO CAPITAL MANAGEMENT LLC emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.

TIFF ADVISORY SERVICES, INC. invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund's investment objective, policies, and restrictions. In doing to, TAS may be seeking to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund's performance objective.


WESTPORT ASSET MANAGEMENT, INC. generally focuses on small capitalization companies (under $2.0 billion) with low price-to-earnings ratios. The manager seeks to buy stocks of companies whose future earnings or cash flows are expected to improve materially, over which time their stock prices are expected to appreciate substantially.

Commingled Investment Vehicles and Their Strategies


ADAGE CAPITAL MANAGEMENT, LP focuses on stock selection based on intra-industry fundamental analysis with a focus on intra-industry valuation methodologies. Adage Capital Partners, LP's investments include long positions in securities of companies within and outside the S&P 500 Index that Adage believes are attractively valued, with an emphasis on those companies which Adage considers likely to outperform other companies within their particular industry or sector. The Adage fund's portfolio also includes short positions in companies that Adage believes are overvalued, in particular relative to other companies within their industry sector. The Adage fund may also invest in derivatives and private securities; however, these investments constitute less than 3% of the Adage fund.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC employs a quantitative process that incorporates both valuation and technical metrics to select long and short domestic equities. Options are used to hedge certain risks. Freeman Fair Value Fund I, LP tends to be broadly diversified, with no single position larger than 5%.


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


o credit risk                          o liquidity risk

o currency risk                        o market risk

o derivatives risk                     o short sale risk

o foreign risk                         o smaller company risk

o leveraging risk


A description of these risks is provided in the section entitled General Risks.

                              TIFF SHORT-TERM FUND

Investment Objective. The fund's investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund's risk of principal loss does not exceed that of a portfolio invested in 6-month US Treasury bills.


Performance Benchmark. The fund seeks, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index and, net of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points.

Principal Investment Strategies. The fund invests principally in securities issued by the US Government, its agencies, or its instrumentalities. The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US Government, its agencies, or its instrumentalities. The fund's duration generally will not differ from the benchmark's duration by more than three months. The manager, TAS, focuses on duration, maturity, relative valuations, and security selection. The fund typically maintains an overall quality rating of AAA by Standard & Poor's Corporation (or deemed equivalent).


Principal Risks. A loss of invested assets could occur due to certain risks. These include:


o credit risk                               o interest rate risk

o government-sponsored enterprises risk     o market risk


A description of these risks is provided in the section entitled General Risks.

While the fund's risk of principal loss is not expected to exceed that of a portfolio invested in 6-month US Treasury bills, fluctuations in the market value of the securities held in the fund's portfolio could cause members' shares, when redeemed, to be worth more or less than their original cost.



                      RISK RETURN ANALYSIS --GENERAL RISKS

Prospective members should consider their own risk tolerance, investment goals, and investment time horizon before committing assets to the TIP mutual funds. General risks associated with the funds' investment policies and investment strategies are defined below. The TIP mutual funds to which each risk primarily applies are listed in brackets following the definition.

Below Investment Grade Risk. Credit risk is particularly significant for debt securities that are rated below investment grade ("junk bonds"). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. [Multi-Asset Fund]

Commodity Risk. Commodity-linked derivative instruments may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. [Multi-Asset Fund]

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation. [All Funds]

Currency Risk. A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency. [Multi-Asset, International Equity, and US Equity Funds]


Derivatives Risk. Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The TIP mutual funds use derivatives to, among other things, track a benchmark's characteristics. Thus, derivatives may be used, among other things, to gain exposure to a market sector or country, to invest cash temporarily in a fund's primary asset class, or to adjust the duration of a fixed income portfolio. Derivatives may also be used to hedge a fund's currency or interest rate risk. For these reasons, the primary risk of derivatives in the TIP mutual funds is related to TAS's, the money managers', or the CIV managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates; the imperfect correlation between the price of a derivative and that of the underlying securities, interest rates, or currencies being hedged; the possible absence of a liquid secondary market for a particular derivative; the risk that the other parties to a derivatives contract may fail to meet their obligations (credit risk); and the risk that adverse price movements in a derivative can result in a loss greater than the fund's initial investment in the derivative (in some cases, the potential loss is unlimited). [Multi-Asset, International Equity, and US Equity Funds]


Emerging Markets Risk. Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems tend to be less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset and International Equity Funds]


Foreign Risk. Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce the fund's income. [Multi-Asset, International Equity, and US Equity Funds]

Government-Sponsored Enterprises Risk. US Government agency securities include instruments issued by certain instrumentalities established or sponsored by the US Government, including the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Although these securities are issued, in general, under the authority of an Act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities and these securities are neither insured nor guaranteed by the US Government. [Multi-Asset and Short-Term Funds]

Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond's price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a bond fund's income to decline. Non-mortgage asset-backed securities are not issued or guaranteed by the US Government or its agencies or government-sponsored entities. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of TIP to successfully use these instruments may depend in part upon the ability of an adviser to forecast interest rates and other economic factors correctly. In the event of failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities. [Multi-Asset and Short-Term Funds]

Leveraging Risk. Certain transactions may give rise to a form of leverage and many of the CIVs use leverage on a regular basis. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's securities. The use of derivatives may also create leveraging risk. To limit such leveraging risk, a fund observes asset segregation requirements to cover its obligations under derivative instruments. [Multi-Asset, International Equity, and US Equity Funds]

Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain CIVs, repurchase agreements and time deposits with notice or termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, or for other reasons. In addition, certain mortgage-backed and asset-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. For additional information regarding risks relating to mortgage-backed and asset-backed securities, see the sections entitled Interest Rate Risk and Prepayment/Extension Risk. [Multi-Asset, International Equity, and US Equity Funds]


Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry or the market as a whole. [All Funds]

Non-Diversification Risk. Compared to diversified funds, a non-diversified fund may invest a relatively high percentage of its assets in a limited number of companies. As a result, a non-diversified fund's share price may be more susceptible to any single economic, political, or regulatory occurrence than would a diversified fund. Therefore, the net asset value of a non-diversified fund may be more volatile than the net asset value of a diversified fund. [Multi-Asset Fund]


Prepayment/Extension Risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. Extensions often happen during periods of rising interest rates. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.

Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. Investments in mortgage-related securities are also subject to special risks of prepayment. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the fund can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the fund to a lower rate of return when it reinvests the principal. Further, the fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the fund to lose a portion of its principal investment represented by the premium the fund paid. If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the fund's shares to fluctuate more. [Multi-Asset Fund]

Reverse Repurchase Risk. Reverse repurchase agreements are considered a form of borrowing by the fund and therefore can be considered a form of leverage. Leverage may cause any gains or losses of the fund to be magnified. To reduce the risks from leverage, the SEC requires funds to maintain segregated accounts or have assets segregated on their books or the books of their custodian in connection with outstanding reverse repurchase agreements. [Multi-Asset Fund]

Short Sale Risk. In a short sale transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. If the security sold short does not decrease in value as anticipated or increases in value, the fund will lose money. It is also possible that securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It may not always be possible to close out a short position at a particular time or at an acceptable price. In addition, a lender may request the securities borrowed by a fund in connection with a short sale be returned to it on short notice, at a time when, in order to return them, the borrower must buy the borrowed stock at an unfavorable price. If this occurs at a time when other short sellers of the same stock also want to close out their positions, a "short squeeze" can occur, which can further increase the risk of loss to the fund. [Multi-Asset, International Equity, and US Equity Funds]


Smaller Company Risk. The stocks of small or medium-sized companies may be more susceptible to market downturns and their price may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (liquidity risk). [Multi-Asset, International Equity, and US Equity Funds]

                   RISK RETURN ANALYSIS --PERFORMANCE CHARTS

These charts are intended to show the risks of investing in a fund by showing changes in each fund's performance from year to year. Total return for the Multi-Asset, International Equity, and US Equity Funds includes the effects of entry and exit fees received by these funds; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The funds' past performance does not necessarily indicate how the funds will perform in the future.

TIFF MULTI-ASSET FUND


         [The data below represent a bar chart in the printed report.]


                           1998                 0.22%
                           1999                22.65%
                           2000                 2.39%
                           2001                -3.34%
                           2002                -6.33%
                           2003                26.65%
                           2004                14.57%
                           2005                11.73%
                           2006                16.53%
                           2007                13.53%


During the ten-year period shown in the bar chart at right, the highest quarterly return was 11.30% (quarter ended 6/30/2003) and the lowest quarterly return was -11.56% (quarter ended 9/30/1998).

TIFF INTERNATIONAL EQUITY FUND

         [The data below represent a bar chart in the printed report.]


                           1998                 3.03%
                           1999                37.41%
                           2000               -11.66%
                           2001               -17.49%
                           2002               -11.24%
                           2003                41.33%
                           2004                22.51%
                           2005                14.94%
                           2006                28.74%
                           2007                17.43%


During the ten-year period shown in the bar chart at right, the highest quarterly return was 18.95% (quarter ended 6/30/2003) and the lowest quarterly return was -19.69% (quarter ended 9/30/2002).

TIFF US EQUITY FUND

         [The data below represent a bar chart in the printed report.]


                           1998                11.85%
                           1999                18.87%
                           2000                -2.67%
                           2001                -6.51%
                           2002               -20.61%
                           2003                35.24%
                           2004                12.75%
                           2005                 6.71%
                           2006                17.68%
                           2007                 2.84%


During the ten-year period shown in the bar chart at right, the highest quarterly return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was -17.68% (quarter ended 9/30/1998).

TIFF SHORT-TERM FUND

         [The data below represent a bar chart in the printed report.]


                           1998                 5.70%
                           1999                 4.93%
                           2000                 6.86%
                           2001                 5.29%
                           2002                 2.11%
                           2003                 0.88%
                           2004                 0.92%
                           2005                 2.93%
                           2006                 4.72%
                           2007                 5.03%


During the ten-year period shown in the bar chart at right, the highest quarterly return was 1.89% (quarter ended 12/31/2000) and the lowest quarterly return was 0.09% (quarter ended 3/31/2004).

                   RISK RETURN ANALYSIS -- PERFORMANCE TABLE


The table below illustrates the changes in the TIP mutual funds' yearly performance and shows how each fund's average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total returns for the Multi-Asset, International Equity, and US Equity Funds include the effects of entry and exit fees received by the funds and the deduction of such fees on a purchase and a redemption of fund shares assuming a purchase at the beginning of each period and a redemption in full at the end of the period. Past performance is not necessarily an indication of how the funds will perform in the future.

                                                                                  AVERAGE ANNUAL TOTAL RETURNS THROUGH
                                                                                               12/31/2007

                                                                                                              SINCE          FUND
                                                                   ONE YEAR    FIVE YEARS    TEN YEARS      INCEPTION     INCEPTION

TIFF MULTI-ASSET FUND                                               12.40%       16.26%        9.24%          9.91%       3/31/1995

Benchmarks [a]
MSCI All Country World Index [b]                                    11.66%       18.24%        7.60%          9.34%
CPI + 5% per annum                                                   9.27%        8.17%        7.80%          7.72%
Constructed MAF Benchmark [c]                                       11.31%       14.33%        8.94%          9.83%
Lipper Global Flexible Portfolio Funds Average                       9.26%       13.75%        7.11%          8.63%

TIFF INTERNATIONAL EQUITY FUND                                      15.67%       24.27%[d]    10.50%[d]       9.72%[d]    5/31/1994

Benchmarks [a]
MSCI All Country World ex US Index [e]                              16.65%       24.02%        9.79%          8.50%
Lipper International Average                                        12.41%       20.60%        8.25%          7.65%

TIFF US EQUITY FUND                                                  2.33%       14.40%[d]     6.53%[d]      11.32%[d]    5/31/1994

Benchmarks [a]
Dow Jones Wilshire 5000 Composite Index [f]                          5.73%       14.07%        6.34%         10.91%
Lipper Multi-Cap Core Average                                        6.15%       13.06%        6.83%         10.37%

TIFF SHORT-TERM FUND                                                 5.03%        2.88%[d]     3.92%[d]       4.36%[d]    5/31/1994

Benchmarks [a]
Merrill Lynch 6-month US Treasury Bill Index [g]                     5.61%        3.19%        4.00%          4.43%
Merrill Lynch 6-month US Treasury Bill Index minus
50 basis points [h]                                                  5.08%        2.67%        3.48%          3.91%


[a] Benchmarks do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index. The Lipper averages represent a universe of mutual funds with investment objectives similar to those of the associated TIP fund. A Lipper average is not presented for the Short-Term Fund because its investment mandate does not fit well in any existing Lipper peer group.


[b] Please note that the MSCI All Country World Index is 100% stocks whereas TIFF Multi-Asset Fund normally comprises multiple asset classes. Management considers the primary benchmark of the fund to be CPI + 5%. The MSCI All Country World Index is presented as a benchmark for the fund solely to comply with SEC regulations. The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.


[c] The Constructed MAF Benchmark has been changed on various occasions since its inception (3/31/1995). The historical returns shown are based on the composition of the constructed MAF Benchmark that was in effect at the time the performance was generated.

[d] Performance data reflects an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.


[e] The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of publicly traded non-US stocks.

[f] The Dow Jones Wilshire 5000 Composite Index is a market capitalization-weighted index of substantially all publicly traded US stocks.


[g] The Merrill Lynch 6-Month US Treasury Bill Index is comprised of a single issue of original outstanding 2-year Treasury Note that matures closest to 6 months from the rebalancing date (month-end date). At the end of the month, the issue is sold and rolled into a newly selected issue.


[h] This supplemental index is designed to illustrate the impact of operating expenses and trading costs on Short-Term Fund's performance. It is derived from Short-Term Fund's primary index, the Merrill Lynch 6-month US Treasury Bill Index.


                       FEES AND ANNUAL OPERATING EXPENSES




This table describes the fees and expenses that a member may pay when buying or holding shares of a fund. This table and the examples below represent fee and expense information for the fiscal year ended December 31, 2007.

                                          MAF        IEF       USEF      STF
SHAREHOLDER FEES
(paid directly from the shareholder's
investment)

SALES LOADS                               None       None      None     None

TRANSACTION CHARGES PAID TO FUNDS[a]
     Entry Fees on Purchases             0.50%      0.75%     0.25%     None
     Exit Fees on Redemptions            0.50%      0.75%     0.25%     None

ANNUAL OPERATING EXPENSES
(expenses that are deducted from
fund assets)

MANAGEMENT FEES [b]                      0.42%      0.51%     0.53%     0.03%
     TAS                                   0.16%      0.15%     0.15%     0.03%
     Money Managers                        0.26%      0.36%     0.38%       --

OTHER EXPENSES [c]                       0.28%      0.26%     0.20%     0.18%

ACQUIRED FUND FEES AND EXPENSES [d]      1.26%      1.33%     0.55%     None

TOTAL                                    1.96%[e]   2.10%[e]  1.28%[e]  0.21%


[a] Entry and Exit Fees. While the funds are no-load and do not charge sales commissions, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the above table, expressed as a percentage of the purchase or redemption amount. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions. TAS may waive these fees when the transaction will not result in significant costs for the fund.


[b] Management Fees. The management fees listed above include advisory fees and fees of those money managers that manage separate accounts on behalf of a fund. Many of the money managers are on performance-based fee schedules and therefore these fees will vary over time depending on the performance of the funds. These fees are deducted from fund assets and are expressed as a percentage of average net assets. For further discussion of money manager fees, see the section of the SAI entitled Performance-Based Fees for Money Managers.

[c] Other Expenses. This category includes administration fees, custody fees, interest expense, legal and audit fees, and other miscellaneous fund expenses. These expenses are deducted from fund assets and are expressed as a percentage of average net assets. Excluding interest expense and dividends paid on securities sold short, other expenses incurred by the Multi-Asset Fund were 0.18%.

[d] Acquired Fund Fees and Expenses. This category represents the approximate fees and expenses indirectly incurred by a fund as a result of the fund's investment in the securities of the CIVs, based upon the data provided as of the date of this prospectus. The total expenses attributable to the CIVs, which are reflected as a reduction in the CIVs' gross returns, may differ significantly from period to period due to the variability of incentive fees. Excluding interest expense and dividends paid on securities sold short by the CIVs, Acquired Fund Fees and Expenses indirectly incurred by the Multi-Asset, International Equity, and US Equity Funds were 0.85%, 0.69%, and 0.31%, respectively.

[e] Total Annual Fund Operating Expenses. Total expenses may not correspond to the ratios of expenses to average net assets shown in the Financial Highlights section in this prospectus, which reflect the operating expenses of the fund and do not include Acquired Fund Fees and Expenses.


Example. This example is intended to help members compare the cost of investing in a TIP mutual fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower.



EXPENSES PER $10,000 INVESTMENT

                                             MAF       IEF       USEF      STF

ONE YEAR
  With redemption at end of period          $299       $363      $181      $22
  No redemption at end of period            $248       $286      $155      $22

THREE YEAR
  With redemption at end of period          $717       $809      $458      $68
  No redemption at end of period            $662       $728      $430      $68

FIVE YEAR
  With redemption at end of period        $1,160     $1,281      $755     $118
  No redemption at end of period          $1,102     $1,195      $725     $118

TEN YEARS
  With redemption at end of period        $2,391     $2,587    $1,602     $268
  No redemption at end of period          $2,324     $2,488    $1,566     $268

                 ADDITIONAL PERFORMANCE AND EXPENSE INFORMATION


The following presents (1) non-standardized supplemental performance data for the Multi-Asset, International Equity, and US Equity Funds and (2) non-standardized supplemental expense information for the Multi-Asset, International Equity, and US Equity Funds, each of which is further described below. This information is presented in addition to and should not be confused with the standard performance data required by the SEC, which is included in the Risk Return Analysis - Performance Table on page 13, and the expense example which is included in Fees and Annual Operating Expenses on page 15. The standard performance data should be carefully reviewed by members.

The table below illustrates the changes in the yearly performance of the Multi-Asset, International Equity, and US Equity Funds and shows how each fund's average returns for one year, five years, ten years and since fund inception compare with selected benchmarks. Total return includes the effects of entry and exit fees received by the funds; however, a member's total return for the period, assuming a purchase at the beginning of each period and a redemption at the end of the period, would be lower by the amount of the entry and exit fees, which are paid to the funds and may be waived in certain circumstances. Past performance is not necessarily an indication of how the funds will perform in the future.

                                              AVERAGE ANNUAL TOTAL RETURNS
                                                   THROUGH 12/31/2007

                                                              ONE YEAR    FIVE YEARS    TEN YEARS       SINCE          FUND
                                                                                                      INCEPTION     INCEPTION

TIFF MULTI-ASSET FUND                                          13.53%       16.49%        9.35%         10.00%      3/31/1995

Benchmarks [a]
MSCI All Country World Index                                   11.66%       18.24%        7.60%         9.34%
CPI + 5% per annum                                             9.27%        8.17%         7.80%         7.72%
Constructed MAF Benchmark                                      11.31%       14.33%        8.94%         9.83%
Lipper Global Flexible Portfolio Funds Average                 9.26%        13.75%        7.11%         8.63%

TIFF INTERNATIONAL EQUITY FUND                                 17.43%       24.64%[b]    10.67%[b]      9.84%[b]     5/31/1994

Benchmarks [a]
MSCI All Country World ex US Index                             16.65%       24.02%        9.79%         8.50%
Lipper International Average                                   12.41%       20.60%        8.25%         7.65%

TIFF US EQUITY FUND                                            2.84%        14.51%[b]     6.58%[b]     11.36%[b]     5/31/1994

Benchmarks [a]
Dow Jones Wilshire 5000 Composite Index                        5.73%        14.07%        6.34%         10.91%
Lipper Multi-Cap Core Average                                  6.15%        13.06%        6.83%         10.37%


[a] Benchmarks do not reflect deductions for fees, expenses, or taxes. One cannot invest directly in an index. See Risk
    Return Analysis - Performance Table for more information about the benchmarks.


[b] Performance data reflect an expense waiver. For applicable periods, total return would have been lower had certain expenses not been waived.

Example. This additional example is provided to show the costs of investing in the funds if the interest expense and dividends paid on securities sold short for the Multi-Asset Fund, were excluded from the Other Expenses category of Annual Operating Expenses, and the interest expense and dividends paid on securities sold short by the CIVs were excluded from Acquired Fund Fees and Expenses for the Multi-Asset, International Equity, and US Equity Funds. This example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, the fund's operating expenses reflect the expenses as shown in the fee table excluding the interest and dividend expenses described above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower.

EXPENSES PER $10,000 INVESTMENT

                                                 MAF         IEF         USEF
ONE YEAR
   With redemption at end of period             $248         $300        $157
   No redemption at end of period               $197         $222        $131

THREE YEAR
   With redemption at end of period             $562         $616        $383
   No redemption at end of period               $506         $533        $355

FIVE YEAR
   With redemption at end of period             $897         $955        $628
   No redemption at end of period               $838         $866        $598

TEN YEARS
   With redemption at end of period           $1,847       $1,914      $1,330
   No redemption at end of period             $1,777       $1,808      $1,293

ELIGIBLE INVESTORS


Asset Size. Each fund will accept as new members only those organizations that meet the eligibility criteria set forth under the heading Eligibility Criteria and are "accredited investors" as defined in rule 501(a) under the Securities Act of 1933, as amended, and the SEC's interpretations thereof, which generally contemplate, among other criteria, that an organization has total assets in excess of $5 million. TAS, TAS employees, and their affiliates, including other vehicles managed or sponsored by TAS or its affiliates, are not subject to the "accredited investor" criterion. From time to time the funds may impose additional eligibility criteria.


Eligibility Criteria. The funds are open to:

o    Organizations that qualify for exemption from federal income taxes under
     Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, and other organizations operated for charitable purposes. TAS may, in its discretion, determine whether an organization qualifies;
o Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization and the organization has legal control over the securities or vehicles in which such assets are invested;
o Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and
o TAS, TAS employees (including retirement accounts or other accounts of which the employee is the sole beneflcial owner), and their affiliates, including other vehicles managed or sponsored by TAS or its affiliates.

--------------------------------------------------
           MANAGEMENT AND ADMINISTRATION
                OF THE MUTUAL FUNDS
--------------------------------------------------

TIP  TIFF Investment Program, Inc., an
     SEC-regulated family of no-load, open-end mutual funds offered primarily to non-profit organizations.

TAS  TIFF Advisory Services, Inc., the
     SEC-registered investment advisor of the TIP mutual funds.

TEF  The Investment Fund for Foundations, d/b/a
     TIFF Education Foundation ("TEF"), a
     tax-exempt, private operating foundation which seeks to enhance non-profit fiduciaries' knowledge of investing.


The TIFF Organization. Known colloquially as TIFF, TIP, TAS, and TEF collectively seek to improve the net investment returns of eligible organizations by making available to them a series of multi-manager investment vehicles plus resources aimed at enhancing fiduciaries' knowledge of investing. TIP and TAS were organized by TEF. Although certain members of TEF's board of trustees serve as directors of TIP, TEF does not exercise control over TIP. The directors of TIP are elected by the members of the mutual funds (i.e., the shareholders) or, when permitted by law, by TIP directors. Each TIP fund has its own investment objective and policies. The TIP Board supervises the funds, which are advised by TAS.


              BIOGRAPHIES OF BOARD MEMBERS AND PRINCIPAL OFFICERS

Set forth below is biographical information regarding the board members and principal officers of TIP, TAS, and TEF. The information includes institutions with which these individuals have been associated for at least the last five years.

Biographies of TIP Board Members


SUZANNE BRENNER is Chief Investment Officer of The Metropolitan Museum of Art, which has assets exceeding $2.5 billion. She was formerly Deputy Chief Investment Officer and Associate Treasurer of The Metropolitan Museum of Art and was previously Assistant Treasurer and Director of Investments at The Rockefeller Foundation. She is a Certified Public Accountant.

SHERYL JOHNS is Executive Vice President of Houston Endowment Inc., a private foundation with assets exceeding $1.6 billion. Ms. Johns was formerly a Manager with the accounting firm Ernst & Young. She is a Certified Management Accountant as well as a Certified Public Accountant. Ms. Johns also serves on the board of TEF.

WILLIAM MCCALPIN was formerly the Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund ("RBF"). Prior to assuming his position with RBF, Mr. McCalpin was director of investments related to programs at the John D. and Catherine T. MacArthur Foundation in Chicago. Mr. McCalpin was a founding director of TIFF. He is the Chair of the Board of Trustees of the Janus Funds and serves as a director of the F.B. Heron Foundation. Mr. McCalpin currently serves as chair of the TIP Board.

JANE MENDILLO is Chief Investment Officer of Wellesley College, which has endowment assets of approximately $1.5 billion. Ms. Mendillo has been appointed as the President and Chief Executive Officer of Harvard Management Company, which has endowment assets of approximately $35 billion, effective July 1, 2008. She was formerly a Vice President of Harvard Management Company and a management consultant with Bain & Company. She also serves on the boards of TAS and TEF.

                                                TIP                     TAS                      TEF
Outside Board Members

Seth Alexander                                                        Director
Suzanne Brenner                               Director
Christopher Brightman                                                 Director
Sheryl Johns                                  Director                                      Trustee/Chair
Mark Kritzman                                                         Director
William McCalpin                           Director/Chair
William McLean                                                        Director
Jane Mendillo*                                Director             Director/Chair              Trustee
D. Ellen Shuman                                                       Director

* Ms. Mendillo is deemed an "interested person" of TIP, as that term is defined in the 1940 Act, because she is also a director of TAS.

                                                TIP                     TAS                      TEF
Principal Officers and Board
Members Paid by TAS

Richard J. Flannery                       President/CEO              Director/CEO
David A. Salem                               VP/CIO             Director/President/CIO      Trustee/President
Richelle S. Maestro                      VP/Chief Legal           VP/General Counsel
                                             Officer
Dawn I. Lezon                             VP/Assistant               VP/Treasurer
                                            Treasurer
Kelly A. Lundstrom                             VP                         VP
Tina M. Leiter                              Secretary                 Secretary                Secretary
Christian A. Szautner                                                    CCO
William E. Vastardis                    Treasurer/CFO/CCO


Biographies of Remaining Outside TAS and TEF Board Members


SETH ALEXANDER is President of MIT Investment Management Company in Cambridge, Massachusetts, where he oversees its $12.7 billion portfolio. He was formerly a Director at the Yale Investments Office. He is a CFA charterholder.


CHRISTOPHER BRIGHTMAN is Chief Executive Officer and acts as Chief Investment Officer of the University of Virginia Investment Management Company where he oversees an endowment of approximately $4 billion. He serves as an Investment Advisory Committee member of the Virginia Retirement System. He was formerly the Chief Investment Officer of Strategic Investment Group, a multi-manager global investment firm. He is a CFA charterholder.


MARK KRITZMAN is President and CEO of Windham Capital Management where he is responsible for managing research activities and investment advisory services. He was formerly Research Director of the CFA Institute's Research Foundation, and he teaches a graduate course in financial engineering at MIT's Sloan School of Management.

WILLIAM MCLEAN is Vice President and Chief Investment Officer of Northwestern University in Evanston, Illinois which has endowment assets of approximately $6 billion. He was formerly a Senior Managing Director of asset and investment management of the John D. and Catherine T. MacArthur Foundation and an investment officer at the Duke Endowment. He serves on the Investment Committees of Father Flanagan's Boys Home and NCAA.

D. ELLEN SHUMAN is Vice President and Chief Investment Officer of Carnegie Corporation of New York, a private foundation with approximately $2.7 billion in assets. She was formerly Director of Investments at Yale University. Ms. Shuman is a CFA charterholder. She is a Trustee of Bowdoin College and a Director of General American Investors. She is a member of the investment committee of Community Foundation of Greater New Haven and an investment advisor to the Edna McConnell Clark Foundation and the American Academy of Arts and Letters.


Biographies of Principal Officers

RICHARD J. FLANNERY serves as a Director and the Chief Executive Officer of TAS, with overall responsibility for all of its activities. He also serves as TIP's President and Chief Executive Officer. Prior to joining TIFF, Mr. Flannery was Executive Vice President of the global money management firm Delaware Investments. During his 14-year tenure at Delaware Investments, he supervised multiple departments in the firm and played a key role in the firm's transition from a domestic to a global investment management firm.


DAVID A. SALEM is Vice President and Chief Investment Officer of TIP, President and Chief Investment Officer of TAS, and a Director and President of TEF. Prior to assuming TAS's presidency in 1993, Mr. Salem was a Partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a Trustee of Middlebury College and a member of the investment committee of The Atlantic Philanthropies. He was formerly a trustee of the Core Knowledge Foundation and formerly co-chair of the Cabinet of the Thomas Jefferson Foundation (Monticello).

RICHELLE S. MAESTRO is Vice President and General Counsel of TAS as well as Vice President and Chief Legal Officer of TIP. Prior to joining TAS, Ms. Maestro was Executive Vice President and General Counsel of Delaware Investments, where she had responsibility for all legal and compliance matters.


DAWN I. LEZON serves as Vice President and Treasurer of TAS and Vice President and Assistant Treasurer of TIP. Prior to joining TIFF, Ms. Lezon was a partner of the public accounting firm Crane, Tonelli, Rosenberg & Co. LLP.


KELLY A. LUNDSTROM serves as Vice President of TAS and TIP. Ms. Lundstrom's prior experience includes three years of investment operations consulting and 11 years in investment operations at Howard Hughes Medical Institute.

TINA M. LEITER serves as Secretary of TAS, TIP, and TEF. She was formerly Chief Compliance Officer of TAS. Her prior experience includes eight years at Merrill Lynch, where she assisted with operations and account maintenance.

CHRISTIAN A. SZAUTNER is Chief Compliance Officer of TAS. He was formerly a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP, since 2005, and prior thereto was an associate at the same firm. Mr. Szautner is expected to assume Chief Compliance Officer responsibilities for TIP in July 2008.

WILLIAM E. VASTARDIS is Treasurer, Chief Financial Officer, and Chief Compliance Officer of TIP. He is also the Founder and President of Vastardis Fund Services LLC, an administrative services agent of TIP, and Vastardis Compliance Services LLC. Prior to forming Vastardis Fund Services LLC and Vastardis Compliance Services LLC, Mr. Vastardis was Managing Director of Fund Administration at Investors Capital Services, Inc.


                                  THE ADVISOR


TIFF Advisory Services, Inc., with principal offices at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428, serves as the advisor to all funds. TAS was formed to facilitate investment by nonprofit organizations in stocks, securities, and other assets. A discussion regarding the basis for the TIP Board approving the advisory agreement with TAS is available in the funds' most recent semi-annual report to members for the period ended June 30.

Advisory Agreement. Pursuant to an investment advisory agreement with TIP on behalf of each fund, TAS manages the investment program of each fund. TAS is responsible for money manager selection and supervision. TAS's duties include identifying and, subject to review and approval of the TIP Board, selecting money managers to invest the funds' assets; negotiating money manager agreements; periodically reviewing each money manager's performance and making recommendations to the TIP Board with respect to the continuation, modification or termination of the agreement with each money manager; and allocating and reallocating assets among money managers. TAS also selects CIVs for the funds, which may include hedge funds, exchange traded funds and other types of pooled investment vehicles, manages the funds' cash, certain investments in US Treasury obligations, and certain investments in futures contracts and derivative instruments. TAS's investments in futures and derivative instruments are intended to facilitate the funds' benchmark risk and return objectives in a cost-efficient manner and are designed to supplement the investment strategies and techniques used by the money managers. In addition, in accordance with the investment advisory agreement, TAS manages Short-Term Fund's assets directly in lieu of selecting a money manager.


                                 MONEY MANAGERS


A discussion regarding the basis for the TIP Board approving the advisory agreements with money managers is available in the funds' most recent semi-annual report to members for the period ended June 30. An additional discussion regarding the basis for the TIP Board approving the advisory agreement with Brookfield Redding LLC is available in the funds' annual report to members for the period ended December 31.

Allocation of Assets among Money Managers. In the case of funds that are managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation by money manager. TAS may allocate or reallocate assets among managers or may allocate assets away from a manager as it deems appropriate in order to achieve the overall objectives of the fund involved. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on TAS's ability to identify and retain money managers that can achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, monitor money managers' performance and adherence to stated styles, and effectively allocate fund assets among money managers.

Discretion Afforded Money Managers. Each money manager has discretion to purchase and sell securities and other investments for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TAS; for CIVs, the guidelines are typically developed by the CIVs' management and reviewed by TAS. Although the money managers' activities are subject to general oversight by the TIP Board and officers of TIP and TAS, neither the directors nor the officers evaluate the investment merits of the money managers' individual security selections.

Manager Selection Process. TAS is responsible for identifying qualified money managers and CIVs and negotiating the agreement terms under which each money manager will provide services to the funds. Money manager agreements are submitted for approval to TIP's Board. TIP's Board retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. The funds and TAS have received an order from the SEC, which permits TAS to hire and terminate unaffiliated money managers or change the terms of their advisory agreements, subject to specified terms and conditions, with the approval of TIP's Board without obtaining member approval.

Manager Selection Criteria. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS generally reviews factors such as the historical investment results of comparable money managers, evaluates written information supplied by the money managers and others, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be selected by TAS on behalf of TIP. Each of the disqualifying attributes noted below may constitute sufficient grounds for rejection or dismissal of a money manager displaying such attribute(s). The factors considered by TAS in selecting the funds' current money managers and in considering the selection of other money managers may include:


Important Attributes
o Well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
o Verifiable record that the firm has faithfully executed its philosophy over time

o Stable and cohesive management team with strong personal incentives (both financial and psychological) to produce satisfactory results for their clients

o Reasonable amount of assets under management for the philosophy
o Proven capacity to deliver reasonably uniform results to all clients' assets to which the philosophy is applied
o Satisfactory returns versus a relevant benchmark
o Proven capacity to adapt to changes in financial markets
o Proven willingness to invest adequately in its own business (including technological resources)
o Proven willingness to adhere to TIFF's credo

Helpful Attributes
o Investment management is sole (preferably) or primary business
o Decision makers are seasoned professionals or firm's evolving investment philosophy is innovative (preferably both)
o Willing to use performance-based fee arrangements
o Fee structure links manager's compensation directly and primarily to returns (versus assets)

Undesirable Attributes
o Insufficiently trained administrative personnel
o Insufficiently robust investment accounting systems
o Investment decisionmakers unduly burdened with administrative tasks
o Unwillingness to specify product size limits

Disqualifying Attributes
o High degree of personnel turnover

o Investment decision makers (as distinct from portfolio management) engaged primarily in brokerage or financial planning

o Inability to meet performance reporting deadlines
o Criminal convictions or material sanctions by the SEC or other federal or state regulatory agencies

Other Considerations. When evaluating potential money managers for TIP, TAS typically considers carefully the financial viability and stability of the money managers, but it does not assume that the age or size of an investment management organization and the quality of its services are always positively correlated.

Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the agreements between TIP and each money manager do not specify the percentage of a fund's assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS at the telephone number shown on the back cover of this prospectus.

Performance-Based Fees. Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. Generally, these arrangements specify a minimum fee (floor), expressed as a percentage of gross assets, a maximum fee (cap) and a fee formula that embodies the concept of a "fulcrum" fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio's excess return (i.e., its actual return less the total return of the portfolio's benchmark) exceeds a specified level and to reduce the fee if the portfolio's excess return falls below this level. Total returns are computed over a rolling 12-month time period. Fee formulas are expressed in basis points, where a basis point is 1/100 of one percent.

             MONEY MANAGER FEE ARRANGEMENTS AND PORTFOLIO MANAGERS

The funds' SAI provides additional information about each manager's compensation, other accounts managed by each manager and each manager's ownership of securities of the funds they manage.


                                     TOTAL MANAGEMENT FEEs PAID TO
                                         TAS AND MONEY MANAGERs
                                    FOR FISCAL YEAR ENDED 12/31/2007
Multi-Asset                                      0.42%
International Equity                             0.51%
US Equity                                        0.53%
Short-Term                                       0.03%

NOTE: THESE FEES DO NOT INCLUDE MANAGEMENT AND INCENTIVE FEES PAID TO CIV MANAGERS OR THE CIVS' OPERATING EXPENSES, WHICH ARE REFLECTED AS A REDUCTION IN THE CIVS' GROSS RETURNS. SEE FEES AND ANNUAL OPERATING EXPENSES FOR ADDITIONAL INFORMATION REGARDING CIV FEES AND EXPENSES.

Multi-Asset Fund

ARONSON + JOHNSON + ORTIZ LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula will vary depending on the combined value of Multi-Asset Fund and US Equity Fund assets it manages. When the combined average daily net asset value of the assets of Multi-Asset Fund and US Equity Fund managed by ARONSON + JOHNSON + ORTIZ LP ("Combined Value") is less than $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points, in which case the fund must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. When the Combined Value is equal to or exceeds $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points, in which case the fund must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Principal) has been a portfolio manager with ARONSON + JOHNSON + ORTIZ LP since 1984. Kevin M. Johnson (PhD, Principal) has been a portfolio manager with the firm since 1993. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the firm since 1987. Gina Marie Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998. R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the firm since 2000. All except Mr. Wenzinger have managed assets for the fund since 1998. Mr. Wenzinger has managed assets for the fund since 2006.

BROOKFIELD REDDING LLC (71 South Wacker Drive, Suite 3400, Chicago, IL 60606) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 250 basis points, and a fulcrum fee of 150 basis points. The portfolio must earn 500 basis points over the return of the Morgan Stanley REIT Index in order for the manager to earn the fulcrum fee. Kim Redding (CEO and Chief Investment Officer) and Jason Baine (Co-Portfolio Manager) have been portfolio managers with Brookfield Redding since 2001 and have managed assets for the fund since 2003. Bernhard Krieg (Portfolio Manager) has been employed by Brookfield Redding since 2006 and has managed assets for the fund since
2008. Prior to joining Brookfield Redding, Mr. Krieg was a Senior Vice
President and Senior Analyst for a real estate securities hedge fund and previous to that he was a Vice President and Senior Analyst at Security
Capital.

MARATHON ASSET MANAGEMENT, LLP (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 2003. William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 2003. Charles Carter (Portfolio Manager) has been employed by Marathon since 1999 and has managed assets for the fund since 2007.

MONDRIAN INVESTMENT PARTNERS LIMITED (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.425% per year on the first $50 million of its portfolio and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Nigel G. May (Chief Investment Officer - Global Equities) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2005. Elizabeth A. Desmond (Chief Investment Officer - International Equities) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2003. Brendan Baker (Senior Portfolio Manager) has been a portfolio manager with Mondrian since 2002 and has managed assets for the fund since 2005. Mondrian has managed assets for the fund since 2002.

SHAPIRO CAPITAL MANAGEMENT LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 2008. Michael A. McCarthy (Director of Research, Principal) has been a portfolio manager with Shapiro Capital since 1991 and has managed assets for the fund since 2008. Louis S. Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1993 and has managed assets for the fund since 2008.


SMITH BREEDEN ASSOCIATES, INC. (100 Europa Drive, Suite 200, Chapel Hill, NC 27517) is compensated based on performance. Its fee formula entails a floor of 10 basis points on the first $200 million of aggregate net assets managed on behalf of applicable TIP mutual funds (5 basis points on the aggregate net assets over $200 million managed on behalf of applicable TIP mutual funds), a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the return of a weighted average of the 10-year US Treasury Inflation Protected Security and the Citigroup 10-year Treasury Index in order for the manager to earn the fulcrum fee. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988 and has managed assets for the fund since 2003. Robert W. Aufdenspring (Senior Vice President) has been employed by Smith Breeden since 1999 and has served as secondary portfolio manager for the fund since 2003.


TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.20% per year on the first $500 million; 0.18% on the next $500 million; 0.15% on the next $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; and 0.09% on amounts above $2.5 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. John Thorndike (Portfolio Manager) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Costa and Mr. Thorndike consult regularly with David Salem, TAS's President and Chief Investment Officer and Richard Flannery, TAS's Chief Executive Officer and TIP's President and Chief Executive Officer.


WELLINGTON MANAGEMENT COMPANY, LLP (75 State Street, Boston, MA 02109) is compensated based on assets. The manager receives 0.45% per year on the first $50 million of its portfolio, 0.40% per year on the next $50 million, and 0.35% per year on amounts above $100 million. James A. Bevilacqua (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1994 and has been the portfolio manager of the fund since 2003. Karl E. Bandtel (Senior Vice President and Equity Portfolio Manager) has been an investment professional with Wellington Management since 1990 and has been involved in portfolio management and securities analysis of the fund since 1996.


WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 2008. Edmund Nicklin (Executive Vice President) has been a portfolio manager with Westport Asset Management since 1997 and has managed assets for the fund since 2008.


International Equity Fund


MARATHON ASSET MANAGEMENT, LLP (Orion House, 5 Upper St. Martin's Lane, London, England WC2H 9EA) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI All Country World ex US Index in order for the manager to receive the fulcrum fee. Jeremy J. Hosking (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. Neil Ostrer (Director) has been a portfolio manager with Marathon since 1986 and has managed assets for the fund since 1994. William Arah (Director) has been a portfolio manager with Marathon since 1987 and has managed assets for the fund since 1994. Charles Carter (Portfolio Manager) has been employed by Marathon since 1999 and has managed assets for the fund since 2007.

MONDRIAN INVESTMENT PARTNERS LIMITED (10 Gresham Street, 5th Floor, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.550% per year on the first $50 million of its portfolio, 0.385% per year on the next $50 million and 0.330% per year on amounts above $100 million. Hamish O. Parker (Director) has been a portfolio manager with Mondrian since 1990 and has managed assets for the fund since 1994. Elizabeth A. Desmond (Chief Investment Officer-International Equities) has been a portfolio manager with Mondrian since 1991 and has managed assets for the fund since 2003. Mondrian has managed assets for the fund since 1994.

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. John Thorndike (Portfolio Manager) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Costa and Mr. Thorndike consult regularly with David Salem, TAS's President and Chief Investment Officer and Richard Flannery, TAS's Chief Executive Officer and TIP's President and Chief Executive Officer.


US Equity Fund


ARONSON + JOHNSON + ORTIZ LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. Its fee formula will vary depending on the combined value of Multi-Asset Fund and US Equity Fund assets it manages. When the combined average daily net asset value of the assets of Multi-Asset Fund and US Equity Fund managed by ARONSON + JOHNSON + ORTIZ LP ("Combined Value") is less than $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 80 basis points, and a fulcrum fee of 45 basis points, in which case the fund must earn 210 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. When the Combined Value is equal to or exceeds $100 million during the final month in a trailing 12-month period, the fee formula entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points, in which case the fund must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. Theodore R. Aronson (CFA, CIC, Principal) has been a portfolio manager with ARONSON + JOHNSON + ORTIZ LP since 1984. Kevin M. Johnson (PhD, Principal) has been a portfolio manager with the firm since 1993. Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the firm since 1987. Gina Marie Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998. R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the firm since 2000. All except Mr. Wenzinger have managed assets for the fund since 1998. Mr. Wenzinger has managed assets for the fund since 2006.

SHAPIRO CAPITAL MANAGEMENT LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, CIO) has been a portfolio manager with Shapiro Capital since 1990 and has managed assets for the fund since 1997. Michael A. McCarthy (Director of Research, Principal) has been a portfolio manager with Shapiro Capital since 1991 and has managed assets for the fund since 1997. Louis S. Shapiro (President, CCO) has been a portfolio manager with Shapiro Capital since 1993 and has managed assets for the fund since 1997.

TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.15% per year on the first $500 million; 0.13% on the next $500 million; 0.11% on the next $500 million; 0.09% on the next $500 million; 0.07% on the next $500 million; and 0.05% on amounts above $2.5 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. John Thorndike (Portfolio Manager) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Costa and Mr. Thorndike consult regularly with David Salem, TAS's President and Chief Investment Officer and Richard Flannery, TAS's Chief Executive Officer and TIP's President and Chief Executive Officer.

WESTPORT ASSET MANAGEMENT, INC. (253 Riverside Avenue, Westport, CT 06880) is compensated based on performance. Its fee formula entails a floor of 15 basis points, a cap of 200 basis points, and a fulcrum fee of 108 basis points. The portfolio must earn 430 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Andrew J. Knuth (Chairman, CIO) has been a portfolio manager with Westport Asset Management since 1983 and has managed assets for the fund since 1994. Edmund Nicklin (Executive Vice President) has been a portfolio manager with Westport Asset Management since 1997 and has managed assets for the fund since 1997.


Short-Term Fund


TIFF ADVISORY SERVICES, INC. (Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428) is compensated based on assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Michael Costa (Portfolio Manager) has been a senior investment professional with TAS since 2001, overseeing manager allocations, portfolio strategies, and management of cash and other investments for TAS. John Thorndike (Portfolio Manager) joined TAS in 2004 and has managed assets for the fund, including overseeing asset allocation, manager monitoring, and risk management, since 2007. Prior to joining TAS, Mr. Thorndike was an analyst in the investment office of Bowdoin College. Mr. Costa and Mr. Thorndike consult regularly with David Salem, TAS's President and Chief Investment Officer and Richard Flannery, TAS's Chief Executive Officer and TIP's President and Chief Executive Officer.

                COMMINGLED INVESTMENT VEHICLE PORTFOLIO MANAGERS


Multi-Asset Fund

CANYON CAPITAL ADVISORS LLC. Joshua S. Friedman (Managing Partner) and Mitchell
R. Julis (Managing Partner) have been portfolio managers with Canyon Capital Advisors since 1990. Prior to 1990, Mr. Friedman was executive vice president of the Capital Markets Service Group of Drexel Burnham Lambert. Prior to 1990, Mr. Julis was also with Drexel Burnham Lambert, serving as Senior Vice President. The fund has been invested with Canyon since 1993.


CONVEXITY CAPITAL MANAGEMENT LP. Jack Meyer (Managing Partner and CEO), Dave Mittelman (Managing Partner) and Maurice Samuels (Managing Partner) have been portfolio managers for Convexity Capital Management LP since its inception in 2006. From 1990 to 2005, Mr. Meyer was President and Chief Executive Officer of Harvard Management Company. Mr. Mittelman was Senior Vice President of fixed income investments at Harvard Management Company from 1983-2005. Mr. Samuels was Senior Vice President of Foreign Fixed Income at Harvard Management Company from 1991-2005. The fund has been invested with Convexity Capital Management since 2006.

FARALLON CAPITAL MANAGEMENT, LLC. Thomas F. Steyer (Senior Managing Member) has been Managing Partner and acting Chief Investment Officer for Farallon Capital since its inception in 1986. Prior to founding Farallon, he was an associate in the risk arbitrage department of Goldman Sachs & Co. The fund has been invested with Farallon Capital Management since 1995.

FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC. John D. Freeman (Chairman and
CEO) has been a portfolio manager for Freeman Associates since 2001. Prior to that, he was a portfolio manager for Investment Research Company, the predecessor to Freeman Associates. The fund has been invested with Freeman Associates since 2004.

JOHO CAPITAL, LLC. Robert A. Karr (Portfolio Manager) founded Joho Capital in 1996. Prior to that, he spent four years as Managing Director at Tiger Management where he provided advisory services for a sizeable long/short Japanese portfolio and other Asian companies. The fund has been invested with Joho since 2007.


LANSDOWNE PARTNERS LIMITED. Peter Davies (Portfolio Manager) joined Lansdowne in 2001. He was formerly a Director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart Roden (Portfolio Manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. The fund has been invested with Lansdowne since 2006.


LONE PINE CAPITAL LLC. Stephen F. Mandel, Jr. (Founder) has been a portfolio manager with Lone Pine Capital since 1997. From 1990 to 1997, Mr. Mandel was an analyst and portfolio manager with Tiger Management. Prior to that, he was an analyst at Goldman, Sachs & Co. The fund has been invested with Lone Pine Capital since 1998.


MAVERICK CAPITAL, LTD. Lee S. Ainslie III (Portfolio Manager) joined Maverick in 1993. Prior to that, he served as a Managing Director of Tiger Management. The fund has been invested with Maverick since 2002.


OCH-ZIFF CAPITAL MANAGEMENT GROUP. Daniel S. Och (Founder, CEO and Executive Managing Director) has been a portfolio manager at Och-Ziff since its founding, in February 1994. Prior to 1994, Mr. Och spent eleven years at Goldman, Sachs & Co., where he was a Vice President. He began his career in the Risk Arbitrage Department, and later responsibilities included Head of Proprietary Trading in the Equities Division and Co-Head of US Equities Trading. The fund has been invested with Och-Ziff since 2002.

REGIMENT CAPITAL MANAGEMENT, LLC Timothy S. Peterson (President and Chief Investment Officer) founded Regiment in 1998. Prior to that, he spent nine years managing an arbitrage portfolio of high yield and private fixed income securities for Harvard Management Company. The fund has been invested with Regiment since 2002.


SLEEP, ZAKARIA & COMPANY, LTD. Nicholas Sleep (Co-Portfolio Manager) and Qais Zakaria (Co-Portfolio Manager) co-founded Sleep, Zakaria & Company, Ltd. in 2006. From 1995 to 2006, Mr. Sleep served as a portfolio manager for Marathon Asset Management Limited. Mr. Zakaria was also employed by Marathon Asset Management Limited from 2001 through 2006. Prior to 2001, Mr. Zakaria was an equities broker covering Southeast Asia at Deutsche Bank. The fund has been invested with Sleep, Zakaria & Company since 2006.


TOSCAFUND ASSET MANAGEMENT LLC. Martin Hughes (Co-Portfolio Manager) founded Toscafund Asset Management LLC in 2000 and has been a portfolio manager since the firm's inception. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (Co-Portfolio Manager) has worked for Toscafund Asset Management LLC since its inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. The fund has been invested with Toscafund since 2004.


International Equity Fund


CONVEXITY CAPITAL MANAGEMENT LP. Jack Meyer (Managing Partner and CEO), Dave Mittelman (Managing Partner), and Maurice Samuels (Managing Partner) have been portfolio managers for Convexity Capital Management LP since its inception in 2006. From 1990 to 2005, Mr. Meyer was President and Chief Executive Officer of Harvard Management Company. Mr. Mittelman was Senior Vice President of fixed income investments at Harvard Management Company from 1983-2005. Mr. Samuels was Senior Vice President of Foreign Fixed Income at Harvard Management Company from 1991-2005. The fund has been invested with Convexity Capital Management since 2006.


LANSDOWNE PARTNERS LIMITED. Peter Davies (Portfolio Manager) joined Lansdowne in 2001. He was formerly a Director of Merrill Lynch Investment Management working on the US team covering technology stocks until 1993; he joined the UK specialist team in 1994. Stuart Roden (Portfolio Manager) also joined Lansdowne in 2001. From 1994 to 2001, he was employed by Merrill Lynch Investment Management, managing UK equity high performance pension fund mandates. The fund has been invested with Lansdowne since 2003.


LONE PINE CAPITAL LLC. Stephen F. Mandel, Jr. (Founder) has been a portfolio manager with Lone Pine Capital since 1997. From 1990 to 1997, Mr. Mandel was an analyst and portfolio manager with Tiger Management. Prior to that, he was an analyst at Goldman, Sachs & Co. The fund has been invested with Lone Pine Capital since 2008.


TOSCAFUND ASSET MANAGEMENT LLC. Martin Hughes (Co-Portfolio Manager) founded Toscafund Asset Management LLC in 2000 and has been a portfolio manager since the firm's inception. From 1997 to 2000, Mr. Hughes was employed by Tiger Management Corporation Europe Limited (Tiger Europe), where he was appointed head of the global financials team in 1998. Prior to 1997, he was employed by Credit Lyonnais Laing. Johnny de la Hey (Co-Portfolio Manager) has worked for the firm since its inception. Mr. de la Hey was also employed by Tiger Europe from 1997 to 2000, where he was part of a team responsible for the analysis of non-US financials. Prior to that, he was employed by Credit Lyonnais Laing. The fund has been invested with Toscafund since 2004.

US Equity Fund

ADAGE CAPITAL MANAGEMENT, LP. Robert Atchinson (Managing Director, Portfolio Manager, Equity Analyst) co-founded Adage in 2001. Prior to that, he was a Senior Vice President and Portfolio Manager (since 1985) of Harvard Management Company. Phillip Gross (Managing Director, Research Director, Equity Analyst) co-founded Adage in 2001. Prior to that, he was Vice President, Equity Analyst and Portfolio Manager (since 1983) at Harvard Management Company. The fund has been invested with Adage since 2002.


FREEMAN ASSOCIATES INVESTMENT MANAGEMENT LLC. John D. Freeman (Chairman and
CEO) has been a portfolio manager for Freeman Associates since 2001. Prior to that, he was a portfolio manager for Investment Research Company, the predecessor to Freeman Associates. The fund has been invested with Freeman since 2004.


                   ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund's principal investment strategies and risks are described in this prospectus. The funds may also invest in other securities and are subject to additional risks and restrictions that are described in the SAI.


Fundamental Policies. The investment objective for each fund and certain investment policies and restrictions designated in this prospectus or in the SAI as "fundamental" may be changed only by a vote of a majority of the outstanding votes (as provided by the 1940 Act) of the fund's members. Other investment policies and restrictions may be changed by the TIP Board without member approval. There can be no assurance that a fund will attain its investment objective.


Performance Goals. Performance benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

Temporary Strategies. The funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions as well as pending allocation to a manager or another investment opportunity, and to manage cash flows. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective. In addition, a fund may hold cash-equivalents or other short-term securities as collateral for other investments held by the fund.


Short-Term Trading. The money managers may sell a security when they believe it is appropriate to do so and may engage in active and frequent trading. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds' performance.

Commingled Investment Vehicles ("CIVs"). In order to achieve their investment objectives, the Multi-Asset, International Equity and US Equity Funds invest in CIVs. AS AN INVESTOR IN A CIV, A FUND WILL BEAR ITS RATABLE SHARE OF EXPENSES AND WILL BE SUBJECT TO ITS SHARE OF THE MANAGEMENT AND PERFORMANCE FEES CHARGED BY THE CIV. The incentive fees charged by CIVs may create an incentive for the manager of the CIV to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee. Because these fees are charged by the individual CIV, a particular CIV may pay performance fees to its manager even if the fund's overall return is negative. In addition, the manager of the CIV may face a conflict of interest in valuing a CIV's portfolio securities because their values could affect the manager's compensation. CIV FEES AND EXPENSES ARE REFFLECTED AS A REDUCTION IN A CIV'S GROSS RETURN.


Additional information about CIV fees and expenses can be found in this prospectus under the heading Fees and Annual Operating Expenses.

Swaps and Other Hedging Positions. The funds may use swaps, which are types of derivatives, and other hedging positions to increase total return. The primary risk with these investments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a money manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates, or currencies being hedged; (3) the fact that skills needed to use these strategies may be different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment in that instrument (in some cases, the potential loss is unlimited);
(6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave a fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.


Short Sales. The funds may engage in short sale transactions in which a fund sells a security it does not own. To complete such a transaction, the fund must borrow the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. These payments are an expense to the fund and increase the fund's expense ratio. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until a fund closes its short position or replaces the borrowed stock, the fund will: (1) segregate on its or its custodian's books cash or liquid assets at such a level that the amount so segregated plus that amount deposited with the broker as collateral (but not including the short sale proceeds) will equal the current value of the stock sold short or (2) otherwise cover the fund's short position. A fund may not acquire short positions in the securities of a single issuer whose current value exceeds 2% of the fund's total assets. There are no limitations on the amount of the fund's total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. A fund's investment performance will suffer if a security that it has sold short appreciates in value.


                           PURCHASES AND REDEMPTIONS


Account Application. An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status or other documentation as may be requested to document their eligibility to invest. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in all TIP mutual funds. TIFF must receive a completed application and all requested information before an application can be accepted. Failure to provide all requested information may lead to a delay in establishing an account or result in a rejection of a member's application. See Order and Payment Procedures for purchasing share instructions.

Customer Identification Program. Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the "customer identification program"). In compliance with the USA Patriot Act of 2001, please note that after a member's account has been opened the funds may request additional information or documentation to verify certain information on the account application as part of the funds' anti-money laundering compliance program. Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or (3) involuntarily redeem a member's shares and close an account in the event that a member's identity cannot be verified. The funds and their agents will not be responsible for any loss in a member's account resulting from the member's delay in providing all required identifying information or from closing an account and redeeming a member's shares pursuant to the customer identification program.

Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value ("NAV") per share of the fund next determined after receipt of the purchase or redemption request in good order. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, State Street Bank and Trust Company, normally as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the distributor, the administrator, the transfer agent, and the custodian are all open for business, which is typically Monday through Friday, except holidays ("business days"). However, the NAV may be calculated earlier, or the funds may be closed, if the New York Stock Exchange closes, or otherwise restricts trading, the Federal Reserve Bank of New York closes, or as permitted by the SEC. Each fund's NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security's fair value is determined by using guidelines approved by the TIP Board. Many of the CIVs in which the funds invest are not traded on a securities exchange or otherwise publicly traded. Therefore, market quotations are not available and such CIVs are priced using fair valuation techniques. If the value of a security has been materially affected by events occurring after the close of an exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a fund calculates its NAV, and that the market quotations for that security are unreliable, a fund may use fair-value pricing instead. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ significantly from the NAV that would have been calculated using market quotations. In addition, because the indexes against which the funds compare their performance do not use fair value pricing, the volatility of a fund's performance against the index may be higher than it would have been had a fund not used fair value pricing techniques. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.

Frequent Purchases and Redemptions of Fund Shares. The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund's other members. The TIP Board has adopted policies and procedures pursuant to which the funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. The Multi-Asset, International Equity, and US Equity Funds also assess entry and exit fees as set forth in the following section entitled Fees and in the section entitled Fees and Annual Operating Expenses, in part as a method to discourage frequent trading by members. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose the funds to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase or exchange order for any reason.


Fees. Purchases and redemptions of shares in the funds are not subject to sales charges. However, the Multi-Asset, International Equity, and US Equity Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to TAS or other fund service providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to dividends, dividend reinvestments, capital gains or other distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS's discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions).

Offering Dates, Times, and Prices. Each fund continuously offers fund shares, and purchases may be made on any business day. Fund shares may be purchased at each fund's NAV next determined after an order and payment are accepted. The purchase amount will be reduced by any applicable entry fee. All purchases, except in-kind purchases, must be made by wire transfer in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TAS receives a completed account application in good order and other required documents in good order and funds are deposited in TIP's account with the custodian as set forth below.


Investment Minimums. The minimum initial investment in the Multi-Asset, International Equity, and US Equity Funds is $1,000,000. The minimum initial investment for the Short-Term Fund is $50,000. The minimum for subsequent purchases is $10,000 for the Multi-Asset, International Equity, and US Equity Funds and $5,000 for the Short-Term Fund. Minimums may be waived at TAS's discretion and are expected to be waived for investments made by TAS, TAS employees, and affiliates and other vehicles managed or sponsored by TAS or its affiliates, and minimum subsequent purchase amounts are expected to be waived for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS. As noted above in the section entitled Eligible Investors, the funds require that any organization wishing to become a member must be an "accredited investor."


Order and Payment Procedures. The following procedures apply to purchases of shares.

When Allowed          Purchases may be made on any business day.


Payment Procedure Federal funds should be wired to the funds' custodian and transfer agent, State Street Bank and Trust Company ("SSB"), Boston, Massachusetts. (See wiring instructions below.)

Notification          Prior to sending a wire, a purchaser  must contact TAS to
                      inform TAS of the incoming wire transfer and must clearly indicate the account name and which fund is to be purchased. Purchasers may call TAS at 610-684-8200 or fax
                      TAS at 610-684-8210. It is suggested that if notification is provided by fax the purchaser call TAS to confirm receipt. If federal funds and all other required documentation are received by SSB prior to the time the Funds' NAV is calculated, normally 4:00 p.m. Eastern time
                      (the "close of business "), the order will be effective on that day. If TAS receives notification or such documentation after the close of business or if federal funds are not received by SSB by the close of business, such purchase order shall be executed the next business day. Notification of all trades must be received by TAS or its designee in advance of the receipt of wire transfer purchases. Incoming wires that do not have prior accompanying trade notification in good order will be rejected.


Converted Funds       Funds transferred by bank wire may or may not be
                      converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted the next business day and the trade will be processed on the business day they are converted.

Wiring Instructions


Bank                  State Street  Bank and  Trust Company
Address               Boston, Massachusetts
ABA#                  011000028
Attention             Transfer Agent
Deposit Account #     00330852
Deposit Account
Name                  TIFF Investment Program
Further Credit        Member Name or
                      Number/Fund Name


Redemption Procedures.  The following procedures apply to redemptions of shares.

Type of Redemption      Full and fractional shares may be redeemed upon a
                        member's request.

Who May Redeem          Only an authorized agent as designated on the member's
                        account application may request a redemption.


Notification            The member must inform TAS via phone or fax of the fund
                        name, the dollar or share amount to be redeemed, gross or net of exit fees, if applicable, the account to which the proceeds should be wired (as designated on the account application), the member's name, and the member's account number.


Time of Notice          TAS must receive notice of redemption in good order by
                        the close of business on any business day.

Late Notice             If the notice is received on a day that is not a
                        business day or after the close of business on a business day, it will be deemed received as of the next business day.

Redemption Price        The redemption will be based on the NAV per share next
                        determined after receipt by TAS of the redemption request.



Payment Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TAS reserves the right to delay payment for up to seven days. Payments of $10,000 or more for the Multi-Asset, International Equity, or US Equity Funds, or $5,000 or more for the Short-Term Fund, will normally be made by wire transfer.

                        Wire redemptions will be directed to the account designated on the account application. In order to change this account or address either temporarily or permanently, TAS must receive new instructions in writing from an authorized person with the appropriate original Medallion(R) signature guarantee by a qualified financial institution.

Telephone Redemption Option. A member may request a redemption by calling TAS. TIP, TAS, or the transfer agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. TIP, TAS, or the transfer agent will take reasonable steps to determine whether telephone instructions are legitimate. TIP, TAS, or the transfer agent may require personal identification codes. TIP, TAS, or the transfer agent will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone.

Potential In-Kind Redemptions. The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's NAV during such period. In-kind redemptions generally entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members. Special requirements may apply where the member making the request owns 5% of any of the fund's shares.

Exchanges. One fund's shares may be exchanged for shares of any other of the funds based on the respective NAV of the shares involved in the exchange and subject to entry and exit fees. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Members wishing to make exchange requests should contact TAS.

Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares or payment of dividends and capital gains, if applicable). A member's authorized agent may change the account designated to receive redemption proceeds at any time by written request to TAS with a Medallion(R) signature guarantee. Further documentation may be required when deemed appropriate by TAS.


Accounts with Low Balances. If the value of a member's total account with the funds falls below $25,000 as a result of share redemptions, TAS may send a notice asking the member to restore the account to $25,000 or to close it. If the member does not take action within 100 days, TAS may redeem the member's shares and send the proceeds to the wiring instructions on file for the member.

                          DIVIDENDS AND DISTRIBUTIONS


Intended Distribution Schedule. As a regulated investment company, each fund intends to distribute to its members substantially all of its net investment income and its net realized long-term and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. In addition, pursuant to its managed distribution policy, the Multi-Asset Fund may make distributions that are ultimately characterized as return of capital.

Dividends are declared and reinvested or paid quarterly for the Multi-Asset and US Equity Funds, semi-annually for the International Equity Fund, and monthly for the Short-Term Fund. Capital gains are declared and reinvested or paid annually for each fund.

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. If it is determined that the Short-Term Fund has met its annual distribution requirement in the first 11 months of the year, it will not make a distribution in December. Information regarding the character and amount of the distribution may be made available on TIFF's website prior to the payment date.

Distribution Options. Dividends and capital gains may be reinvested in additional shares of the same fund or, subject to entry fees, if any, and to, any eligibility criteria or minimum initial investment requirement for new accounts, a different TIP mutual fund at the NAV on the date of reinvestment. Alternatively, dividends and capital gains may be paid in cash. Members are asked to designate their distribution option on their account application. Dividends and capital gains will be automatically reinvested unless a member indicates otherwise on the account application. Members may change their election by writing to TAS by the record date of the applicable distribution.


Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage redemption should contact TAS to arrange for such specific redemptions.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends or capital gains, a portion of its investment will be classified as a taxable distribution when the distribution is made, regardless of whether distributions are reinvested or paid in cash.

                               TAX CONSIDERATIONS


Because members (except TAS and TAS employees) of the TIP mutual funds are tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the funds or on sales or exchanges of shares of the funds. TAS employees should consult the SAI for information relating to the tax consequences of their investment in the funds.


                                                       FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help members understand the funds' financial performance for the past five years. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that a member would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. Information for the years ended December 31, 2006 and December 31, 2007, has been audited by Ernst & Young LLP, whose report is included along with the funds' financial statements in the Annual Report (available upon request). Information for the fiscal years prior thereto was audited by the funds' previous independent registered public accounting firm.

----------------------------------------------------------------------------------------------------------------------------------
TIFF MULTI-ASSET FUND                                                                                            DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS

                                                                       Year          Year          Year         Year        Year
                                                                      Ended         Ended         Ended        Ended       Ended
                                                                     12/31/07      12/31/06      12/31/05     12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                  $    16.29    $    14.92    $    14.24    $  13.19    $  10.61
                                                                    --------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                     0.44(a)       0.36(a)       0.26(a)     0.20(a)     0.21
Net realized and unrealized gain on investments                           1.73          2.03          1.38        1.67        2.57
                                                                    --------------------------------------------------------------
Total from investment operations                                          2.17          2.39          1.64        1.87        2.78
                                                                    --------------------------------------------------------------

LESS DISTRIBUTIONS FROM
Net investment income                                                    (0.80)        (0.49)        (0.45)      (0.28)      (0.22)
Net realized gains                                                       (1.03)        (0.56)        (0.53)      (0.57)         --
                                                                    --------------------------------------------------------------
Total distributions                                                      (1.83)        (1.05)        (0.98)      (0.85)      (0.22)
                                                                    --------------------------------------------------------------
Entry/exit fee per share (a)                                              0.02          0.03          0.02        0.03        0.02
                                                                    --------------------------------------------------------------
Net asset value, end of year                                        $    16.65    $    16.29    $    14.92    $  14.24    $  13.19
                                                                    ==============================================================
TOTAL RETURN (b)                                                        13.53%        16.53%        11.73%      14.57%      26.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                      $2,218,641    $1,599,583    $1,058,133    $705,800    $422,094
Ratio of expenses to average net assets (c)                              0.70%         0.67%         0.86%       0.77%       0.75%
Ratio of expenses to average net assets, excluding interest and
dividend expense (c)                                                     0.60%         0.53%         0.71%       0.72%       0.72%
Ratio of net investment income to average net assets                     2.54%         2.26%         1.75%       1.45%       1.57%
Portfolio turnover                                                      70.85%        61.82%        72.70%     103.35%     116.53%
----------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

-------------------------------------------------------------------------------------------------------------------------------
TIFF INTERNATIONAL EQUITY FUND                                                                                DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                      $  17.18    $  14.76    $  13.30    $  11.16     $  8.02
                                                                        --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.56        0.39        0.27        0.15        0.16
Net realized and unrealized gain on investments                             2.37        3.77        1.67        2.31        3.13
                                                                        --------------------------------------------------------
Total from investment operations                                            2.93        4.16        1.94        2.46        3.29
                                                                        --------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.98)      (0.70)      (0.50)      (0.34)      (0.15)
Net realized gains                                                         (1.53)      (1.06)         --          --          --
                                                                        --------------------------------------------------------
Total distributions                                                        (2.51)      (1.76)      (0.50)      (0.34)      (0.15)
                                                                        --------------------------------------------------------
Entry/exit fee per share (a)                                                0.05        0.02        0.02        0.02          --(b)
                                                                        --------------------------------------------------------
Net asset value, end of year                                            $  17.65    $  17.18    $  14.76    $  13.30     $ 11.16
                                                                        ========================================================
TOTAL RETURN (c)                                                          17.43%      28.74%      14.94%      22.51%       41.33%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $400,168    $295,808    $241,536    $195,207     $168,607
Ratio of expenses to average net assets (d)                                0.77%       0.67%       0.90%       1.19%        1.17%
Ratio of expenses to average net assets before expense waivers (d)         0.77%       0.67%       0.92%       1.21%        1.17%
Ratio of net investment income to average net assets                       1.91%       2.10%       1.83%       1.18%        1.41%
Portfolio turnover                                                        15.95%      15.60%      13.93%      55.17%       48.98%
---------------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.
(b) Rounds to less than $0.01.
(c) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(d) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

--------------------------------------------------------------------------------------------------------------------------------
TIFF US EQUITY FUND                                                                                            DECEMBER 31, 2007

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                         Ended       Ended       Ended       Ended       Ended
                                                                        12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                      $  14.90    $  14.07    $  14.49    $  12.95    $   9.59
                                                                        --------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                       0.11        0.10        0.07(a)     0.07        0.02
Net realized and unrealized gain on investments                             0.33        2.35        0.88        1.57        3.36
                                                                        --------------------------------------------------------
Total from investment operations                                            0.44        2.45        0.95        1.64        3.38
                                                                        --------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                      (0.14)      (0.10)      (0.17)      (0.11)      (0.02)
Net realized gains                                                         (1.82)      (1.53)      (1.21)         --          --
                                                                        --------------------------------------------------------
Total distributions                                                        (1.96)      (1.63)      (1.38)      (0.11)      (0.02)
                                                                        --------------------------------------------------------
Entry/exit fee per share (b)                                                0.01        0.01        0.01        0.01          --(c)
                                                                        --------------------------------------------------------
Net asset value, end of year                                            $  13.39    $  14.90    $  14.07    $  14.49    $  12.95
                                                                        ========================================================
TOTAL RETURN (d)                                                           2.84%      17.68%       6.71%      12.75%      35.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                          $227,588    $216,369    $199,339    $229,770    $232,498
Ratio of expenses to average net assets (e)                                0.73%       0.74%       0.72%       0.73%       0.85%
Ratio of expenses to average net assets before expense waivers (e)         0.73%       0.74%       0.73%       0.74%       0.85%
Ratio of net investment income to average net assets                       0.56%       0.63%       0.48%(a)    0.48%       0.19%
Portfolio turnover                                                        37.54%      34.50%      32.85%      57.49%      60.32%
--------------------------------------------------------------------------------------------------------------------------------

(a) Investment income per share reflects a special dividend which amounted to $0.04 per share. Excluding the special dividends , the ratio of net investment income to average net assets would have been 0.21%.
(b) Calculation based on average shares outstanding.
(c) Rounds to less than $0.01.
(d) Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, a member's total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member. For certain periods, total return would have been lower had certain expenses not been waived.
(e) The expense ratio does not include the fees and expenses associated with investments made in commingled investment vehicles;
    such fees and expenses are reflected in the fund's total return.

FINANCIAL HIGHLIGHTS

                                                                          Year        Year        Year        Year        Year
                                                                          Ended       Ended       Ended       Ended       Ended
                                                                         12/31/07    12/31/06    12/31/05    12/31/04    12/31/03
For a share outstanding throughout each year
Net asset value, beginning of year                                       $   9.74     $  9.76    $   9.79     $  9.83     $  9.97
                                                                         ---------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                        0.44        0.47        0.31        0.12        0.16
Net realized and unrealized gain (loss) on investments                       0.04       (0.02)      (0.03)      (0.03)      (0.07)
                                                                         ---------------------------------------------------------
Total from investment operations                                             0.48        0.45        0.28        0.09        0.09
                                                                         ---------------------------------------------------------
LESS DISTRIBUTIONS FROM
Net investment income                                                       (0.44)      (0.47)      (0.31)      (0.13)      (0.23)
                                                                         ---------------------------------------------------------
Net asset value, end of year                                             $   9.78     $  9.74    $   9.76     $  9.79     $  9.83
                                                                         =========================================================
TOTAL RETURN (a)                                                            5.03%       4.72%       2.93%       0.92%        0.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                                           $159,546     $99,244    $116,943     $91,073     $128,660
Ratio of expenses to average net assets                                     0.21%       0.19%       0.21%       0.31%        0.35%
Ratio of expenses to average net assets before expense waivers              0.21%       0.19%       0.21%       0.36%        0.39%
Ratio of net investment income to average net assets                        4.53%       4.64%       3.12%       1.19%        1.76%
Portfolio turnover                                                             --(b)       --(b)       --(b)       --(b)   288.22%
----------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment. For certain periods, total return would have been lower had certain expenses not been waived.
(b) Due to change in investment policies the fund no longer purchases or sells securities with greater than one year to matu rity; therefore under SEC rules for the calculation of portfolio turnover, the transactions entered into by the fund do not const itute portfolio turnover.

-------------------------------------------------------------------------------
                                   GLOSSARY
-------------------------------------------------------------------------------

The Glossary below explains certain terms used throughout this prospectus.

"AMERICAN DEPOSITARY RECEIPTS" ("ADRs") are US dollar-denominated receipts representing shares of foreign-based corporations. They are issued by US banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. ADRs are generally subject to many of the same risks as foreign securities.

"ARBITRAGE" is a strategy aimed at profiting from differences in price when securities trade in more than one market. It typically involves the simultaneous purchase and sale of securities to lock in a profit because of a price differential between two markets.

A "BOTTOM-UP" investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A "CLOSED-END FUND" is an investment company that does not issue redeemable securities. Generally, the shares of closed-end funds are traded on an exchange such as the New York Stock Exchange and their price fluctuates according to supply and demand. That price might represent a premium or a discount to the net asset value of the fund.

A "DERIVATIVE" is a financial instrument, traded on or off an exchange, the price of which is directly dependent upon the value of one or more underlying securities, commodities, other derivative instruments, or any agreed-upon pricing index or arrangement.

"DURATION" is a measure of the expected life of a bond. It also measures the sensitivity of a bond's price to changing interest rates. The longer a bond's duration, the greater the effect of interest rate movements on its price.

"EVENT DRIVEN" investing focuses on situations where an event such as a bankruptcy, reorganization, merger, or spin-off is expected to affect the price of a security.

"GLOBAL DEPOSITARY RECEIPTS" ("GDRs") are receipts that may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

A "GROWTH-ORIENTED" investment approach emphasizes securities of companies considered to have favorable prospects for growth in revenues or earnings.

A "HEDGE FUND" is a collective investment vehicle (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

"SECURITY SELECTION" for bonds involves fundamental and credit analysis and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A "TOP-DOWN" investment approach involves assessing the relative strengths of various market sectors, industries or countries based on general economic trends. Individual securities are then selected from the more attractive sectors, industries or countries.

A "VALUE-ORIENTED" investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

                              FURTHER INFORMATION


This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the SAI dated April 29, 2008, as amended and supplemented from time to time, which has been filed with the SEC. The SAI is incorporated herein by reference. Further information about the funds' investments is also available in the TIP annual and semi-annual reports to members. The funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 800-984-0084.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC (for information about the Public Reference Room, call 202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The prospectus and SAI, as well as the annual and semi-annual reports, are also available, free of charge, on TIFF's Website at www.tiff.org.


SEC File Number 811-8234


             ------------------------------------------------------------------
             [LOGO] THE INVESTMENT FUND FOR FOUNDATIONS
                    Pursuing investment excellence


                    Office Locations
                    Metro Boston, MA (Cambridge)
                    Metro Philadelphia, PA (West Conshohocken)
                    Metro San Francisco, CA (Palo Alto) -- opening 8/1/2008 Metro Washington, DC (Bethesda)
                    London, UK


                    Mailing Address
                    Four Tower Bridge
                    200 Barr Harbor Dr., Suite 100
                    West Conshohocken, PA 19428
                    Phone:                                       610-684-8200
                    Fax:                                         610-684-8210
                    Website:                                     www.tiff.org

                    Electronic mail inquiries:
                    Services offered by TIFF:                    info@tiff.org
                    Member-specific account data:      memberservices@tiff.org

                    For further information about any of TIFF's services, please contact TIFF at the coordinates furnished above. The Funds are distributed by Quasar Distributors, LLC.
             ------------------------------------------------------------------

TIP STATEMENT OF ADDITIONAL INFORMATION


TIFF INVESTMENT PROGRAM, INC.                                     APRIL 29, 2008


--------------------------------------------------------------------------------
                                TIP MUTUAL FUNDS
--------------------------------------------------------------------------------


TIFF Multi-Asset Fund                   TIFF Advisory Services, Inc.
TIFF International Equity Fund          Four Tower Bridge
TIFF US Equity Fund                     200 Barr Harbor Drive, Suite 100
TIFF Short-Term Fund                    West Conshohocken, PA 19428
                                        o  Phone 610-684-8200
                                        o  Fax 610-684-8210
                                        o  Email memberservices@tiff.org
                                        o  Website www.tiff.org


--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------


Introduction                                                                   2
Organization of TIP                                                            2
Origin of TIP                                                                  2
Benefits of TIP Mutual Funds                                                   3
Supplemental Discussion of Fund Management and Administration                  8
Performance-Based Fees for Money Managers                                     18
Portfolio Managers                                                            22
Control Persons and Principal Holders of Securities                           23
Distribution of TIP Mutual Funds                                              24
Supplemental Discussion of Purchases, Exchanges, and Redemptions              24
Supplemental Discussion of Investment Objectives, Policies, and Restrictions  25
Policy Implementation and Risks                                               28
Brokerage Direction and Other Practices                                       58
Tax Considerations                                                            60
Member Information                                                            66
Determination of Net Asset Value                                              67
Additional Service Providers                                                  68
Financial Statements                                                          69
Description of Indices                                                        69
Appendix A: Quality Rating Descriptions                                       76
Appendix B: Proxy Voting Policies and Procedures                              85
Appendix C: Portfolio Managers                                                87

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the TIP prospectus dated April 29, 2008, as amended and supplemented from time to time (the "Prospectus"). The Prospectus and the funds' audited Financial Statements, including Financial Highlights, and the report of the independent registered public accounting firm appearing in the Annual Report for the year ended December 31, 2007 are incorporated herein by reference. The Prospectus and Annual Report can be obtained without charge by writing or calling TIFF Advisory Services, Inc. at the address and telephone number provided above, on TIFF's Website at www.tiff.org, or by calling 800-984-0084.

--------------------------------------------------------------------------------
          TIFF INVESTMENT PROGRAM STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

INTRODUCTION


TIFF Investment Program, Inc. ("TIP") is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of investment vehicles, each with its own investment objective and policies. TIP was incorporated under Maryland law on December 23, 1993, and consists of four mutual funds at present: TIFF Multi-Asset Fund ("MAF"), TIFF International Equity Fund ("IEF"), TIFF US Equity Fund ("USEF"), and TIFF Short-Term Fund ("STF"). The funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations. With respect to each fund, except STF, TAS seeks to achieve each fund's investment and performance objectives primarily by choosing independent money managers and CIVs for each fund, allocating cash among the money managers including TAS, and commingled investment vehicles, as applicable, and monitoring their performance. The money managers are responsible for most of the day-to-day investment decisions for the funds. With respect to STF, TAS is responsible for the day-to-day management of the fund's assets. TAS also invests in futures contracts, derivative instruments, duration investments, and other securities and financial instruments, in accordance with each fund's investment objective, policies, and restrictions. The funds are subject to the general oversight of TIP's Board of Directors (the "TIP Board").


ORGANIZATION OF TIP


The authorized capital stock of TIP consists of 5,500,000,000 shares with $0.001 par value per share. Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.

The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the dollar value of shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of the the dollar value of shares voting for the election of directors will not be able to elect any person or persons to the TIP Board. TIP's Articles of Incorporation permit new series of shares evidencing new funds with divergent investment objectives, policies, and restrictions. Any issuances of shares of new funds, in the future, would be governed by the Investment Company Act of 1940, as amended (the "1940 Act"), other applicable federal securities laws, and Maryland law. None of the funds shall be liable for the obligations of any other fund.


ORIGIN OF TIP


RESOURCES NEEDED TO INVEST EFFECTIVELY. TIP is the outgrowth of several years of research into the need for an investment program for non-profits, including extensive studies on non-profit investment practices by The Investment Fund for Foundations ("TIFF"), doing business as TIFF Education Foundation ("TEF"). These studies suggested that many of America's non-profit organizations lack the resources needed to earn above average net investment returns.

In furtherance of its mission to seek to improve the investment returns of eligible organizations, TEF was instrumental in the formation of TIP (the mutual fund series) and TIFF Advisory Services, Inc. ("TAS") (the registered investment advisor). Investing through TIP relieves governing boards of the responsibility for the time-intensive task of selecting money managers and other vendors, thus providing them with more time to devote to the sensitive and supremely important task of formulating appropriate asset allocation guidelines.

BENEFITS OF TIP MUTUAL FUNDS


MANAGER SELECTION. The money management firms selected by TAS on behalf of TIP are all managed by experienced investment professionals. TAS has extensive experience performing its assigned functions.


CHANGING EXISTING INVESTMENT MANAGEMENT ARRANGEMENTS. Changing investment management arrangements is almost always costly. It can also be painfully time-consuming, especially when long-standing relationships must be disrupted. For these reasons, change for its own sake should be avoided. At the same time, non-profit fiduciaries should recognize that investment markets and the vast universe of service providers that furnish investment-related services to non-profit organizations are highly dynamic. They are so dynamic that the uncertain but very real costs of not changing settled practices sometimes can exceed the known costs of steering a different course. This is especially true with respect to the difficult and time-consuming task of selecting money managers. Due to the very powerful mean-reverting tendencies of investment markets -- the tendency for the performance of a manager (or investment style) generating above average returns over a given time period to regress to the mean of all managers over future time periods -- sticking with a proven winner can, paradoxically, be very perilous unless the successful organization is itself committed to the task of continually reviewing and revising its own working assumptions, strategies, and tactics.


One of the chief reasons TIP was created was to permit trustees of non-profit organizations, who often lack the time or expertise to monitor continually the rapid evolution of markets and managers, to have access to a group of investment professionals who have significant experience investing non-profit assets.

ACTIVE VERSUS PASSIVE INVESTMENT APPROACHES. While conceding that few professional money managers can accurately and consistently forecast major highs or lows in financial markets, TAS believes that some money managers are indeed able to pursue above average returns within selected asset classes and investment sectors. By combining in a prudent manner investment approaches appropriate to a given asset class and then selecting money managers based on their proven ability to implement successfully such approaches, a non-profit organization potentially can enhance its long-term investment returns.


MULTI-ASSET FUND. MAF was created in response to requests from many non-profits for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap grows between returns on individual asset classes. For truly long-term investors, these differences between asset class returns can dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TAS performs on behalf of TIP and its members. All of the TIP funds have delegated to TAS responsibility for the time-intensive task of selecting and monitoring money managers and other service providers. MAF goes beyond this by providing governing boards with an opportunity also to delegate responsibility for the all-important task of asset allocation within the marketable investments sector.

Return Objective that Reflects Non-profits' Spending Rates. MAF's return objective is to provide a solution to the principal investment problem confronting most grantmaking foundations: how to preserve the purchasing power of their endowments while simultaneously distributing about five percent of their assets annually. Congress decided in 1969 to compel private foundations to distribute annually at least five percent of their assets. However, studies of capital markets history show that the goal of preserving fund purchasing power while simultaneously withdrawing five percent per annum is ambitious indeed. Foundations that distribute more than five percent of their assets annually must recognize that even highly aggressive investment programs are unlikely to produce real (inflation-adjusted) returns sufficient to maintain fund purchasing power in the face of such high withdrawal rates unless new gifts flow into the foundation.

Based on its own study of capital markets history, TAS has concluded that the achievement of five percent or higher real returns presupposes a willingness to invest in risky (i.e., volatile) assets. MAF's performance objective is to produce an annualized real or inflation-adjusted return of at least 5% -- not every quarter or even every year, given the volatile nature of capital markets, but consistently enough to induce member non-profits to "stay the course." That is, non-profits should be willing to adhere to policies that comport better with their long-term goal of preserving fund purchasing power than do policies that emphasize the avoidance of short-term price fluctuations. "Consistently enough" means a majority of market cycles, as distinct from the shorter time horizons that many investors employ. Alas, to the extent that an institution employs active manager strategies (as does MAF), even a market cycle may not be sufficient to assess the skillfulness of a given manager (or manager of managers) because investment style cycles are not always coterminous with market cycles.


Difficulty of Maintaining All-Equity Portfolios. An all-equity portfolio may not fulfill the asset allocation needs of grantmaking foundations in at least two important respects. First, many governing boards cannot withstand the downside risks inherent in all-equity portfolios, even those that are invested on a truly global basis. Second, even if boards have the discipline needed to maintain all-equity portfolios during periods when stock prices are falling sharply, spending needs may leave them with no choice but to sell equities at very depressed prices. For these reasons, TAS elected to include in the fund's asset mix securities that have the potential to cushion price declines in economic environments that are especially inhospitable to equities, i.e., deflation or very high rates of unanticipated inflation. These securities are held primarily in the "volatility control" segments of the fund and include resource-related equities, conventional bonds, inflation-linked bonds, and cash equivalents. It is important to note that securities held in the volatility control segment of the fund can themselves be quite volatile: the term "volatility control" denotes such securities' potential to cushion losses experienced in the "total return" segments of the fund.


Unique Deflation-Hedging Role of Bonds. MAF's 5% "normal" allocation to conventional bonds reflects TAS's judgment that such bond holdings could prove uniquely useful in a deflationary environment when trustees would otherwise be forced to sell stocks at depressed prices to meet annual spending needs. To provide adequate deflation-hedging protection, a bond portfolio must emphasize intermediate or longer maturity, high quality, non-callable bonds -- an imperative that is reflected in the benchmarks against which the fund's bond commitments are measured.

The Need for a Hedge against High Rates of Unanticipated Inflation. Similarly, MAF's 7% and 4% "normal" allocations to portfolios emphasizing natural resource-related equities and commodities, respectively, reflect TAS's judgment that such holdings could prove uniquely useful in a highly inflationary environment. Also, 10% of the fund is "normally" allocated to inflation-linked bonds. Like resource-related equities and commodities, inflation-linked bonds serve as a hedge against very high inflation. Inflation- linked bonds can also provide deflation hedging protection when purchased in a certain price range.


Potential Value-Added from Active Management. In determining which asset classes and strategies the fund should employ for total return -- as distinct from hedging -- purposes, TAS sought to avoid a mistake common to many investment programs. That is, in allocating assets among asset classes, many investors use expected returns, which assume that all assets will be managed passively (i.e., indexed), even though they themselves intend to rely heavily on active managers. Mindful that certain TIP mutual funds employ primarily active management techniques, TAS considered carefully the extent to which active managers could potentially add value (net of fees and trading costs) to each asset class that MAF might hold.


Perceived Inefficiency of Foreign Stock Markets. TAS believes that foreign stock markets are less efficient than the US stock market in a valuation sense and are likely to remain so for some time. This perception creates a presumption on TAS's part that carefully selected active managers can produce higher excess returns investing in foreign stocks than they can when investing in US stocks. The assumption that active management will produce higher excess returns (net of fees and trading costs) in foreign markets justifies a heavier commitment to foreign stocks than the modest allocations maintained by many US-based investors.

Potential Risk Reduction from Investing in Assets with Low Return Correlations. The chief reason TAS endorses the use of "non-traditional" or "alternative" assets such as opportunistic total return portfolios is their perceived potential for attractive returns through active management. The case for including these allocations is reinforced by the tendency of returns on these non-traditional investments to be imperfectly (or, in some cases, negatively) correlated with returns on domestic stocks. Occasions can arise when foreign stocks (whether developed or emerging), global risk arbitrage portfolios, distressed securities and other investments that the fund might hold strictly for total return purposes, will join domestic stocks in producing negative returns. However, this unfortunate fact does not undermine the fundamental soundness of a diversified approach to long-term asset allocation. As long as investments held by the fund as domestic equity substitutes generate long-term returns at least equal to those expected from domestic stocks, the general tendency of such investments to rise and fall at different times than domestic stocks creates opportunities to enhance the fund's long-term returns. This may be achieved through periodic rebalancing of the fund's asset class weights back to more normal percentages. The supposition here is that market movements will periodically cause such weights to differ from whatever initial "norms" TAS might establish. Through a combination of manager-induced rebalancing moves, MAF can potentially benefit from the inherent volatility of the assets and strategies it employs.

Determining Asset Class Ranges. MAF's asset class ranges were arrived at using a combination of resources, including computer simulations quantifying the damage to long-term returns of forced sales of stocks at depressed prices under the "disaster" scenarios described above (deflation and very high rates of unanticipated inflation) as well as other qualitatively driven analyses of the risk tolerance of non-profit governing boards and their capacity to reduce budgeted grant outlays (consistent with legally mandated payout requirements) during periods when common stock prices are falling sharply. While appreciative of the advantages of purely statistical approaches to asset allocation, TAS recognizes that such approaches can and often do attempt to achieve a false precision. The fund's asset allocation guidelines therefore reflect qualitative as well as quantitative judgments about asset class weights best suited to the long-term needs of member non-profits.


Statistical Justification of Fund's Guidelines. TAS does not provide statistical justification of MAF's guidelines for several reasons. First, even very long-term studies of the risk and return characteristics of asset classes and investment strategies are highly sensitive to starting and ending dates. An attempt to depict how a hypothetical portfolio managed in accordance with the fund's guidelines would have performed over time could prove misleading.


Second, some of the asset classes and strategies that the fund employs have relatively short histories. This compounds the problem of time-period sensitivity just mentioned, especially with respect to that portion of the fund allocated to opportunistic equity strategies, such as global risk arbitrage, that seek to outperform absolute return benchmarks (e.g., US Treasury bills plus four percent).


Third, many governing boards seek professional assistance in formulating asset allocation guidelines precisely because of their concern for lack of time and expertise. Burdening such trustee groups with quantitative justifications of MAF's guidelines would contravene their stated wishes and could also provide a false sense of security that the fund will produce superior risk-adjusted returns relative to more conventional asset mixes comprising only domestic stocks and bonds. While the fund has the potential to outperform other asset mixes, there is no assurance that it will do so, and the fund could potentially underperform more conventional asset mixes in certain market environments (e.g., when foreign stocks are underperforming their domestic equivalents). While TAS's decision to employ such strategies bespeaks its judgment that capital markets will continue to provide opportunities for the money managers within such segments to generate satisfactory absolute returns, there is no assurance that they will do so. Prospective members must not extrapolate past results into the future.


Fund's Suitability for Non-profits with "Conservative" Boards. Whether MAF is suitable for a non-profit that favors conservative investment policies depends on one's definition of "conservative." Many investors who describe themselves as "conservative" pursue strategies that in fact entail the risk of large losses, especially to the ravages of inflation. Examples include:


1. investors willing to own only short-term US Treasury bills, which provide safety of principal but which have historically generated less than one-fifth of the real returns needed to preserve the long-term purchasing power of funds with withdrawal rates of five percent per annum,

2. investors willing to own only very high grade bonds, which provide safety of principal if held to maturity but can produce large interim losses if interest rates spike upward, and


3. investors willing to own only securities listed on exchanges operating in the United States, which provide certain legal and regulatory protection but may not produce returns commensurate with global economic growth over the long run.


When scrutinized, the investment policies of many so-called "conservative" investors are in fact not conducive to wealth preservation -- certainly not after adjusting for inflation. A more apt label for such policies would be "conventional."


TAS believes that the most relevant measure of conservatism for non-profit investors is not how closely their investment policies comport with traditional norms but rather how effective such policies are in maintaining fund purchasing power within acceptable volatility constraints. Diversifying among many asset classes, strategies, and money managers can be a powerful means of improving the return-to-risk ratio of an investment program. For this reason, most of the institutional funds represented on the boards of TIP and TAS make extensive use of assets other than domestic stocks and bonds and strategies other than conventional long-only approaches.

Managed Distribution Policy. In order to help non-profits meet their annual payout requirements without having to redeem shares (and thereby incur exit fees), MAF has adopted a managed distribution policy that aims, on a BEST EFFORTS BASIS, to distribute approximately 5% of its net assets in the form of dividends each year.


The fund's quarterly distributions are free of exit fees, and members receiving such distributions can, if they wish, reinvest the monies in the fund without paying entry (or more precisely, re-entry fees). To the extent that MAF's net income is not sufficient to produce distributions that equal or exceed 5% annually, the fund will undertake, on a best efforts basis, to declare additional distributions. It is likely that the fund's tax advisor will characterize a portion of these additional distributions as return of capital for tax purposes. Restrictions on the ability to make multiple long-term capital gain distributions within a year may affect the timing of the fund's distributions.


THE BOARDS. The boards of TIP, TAS, and TEF comprise experienced institutional individuals, including the chief investment officers of leading endowments and foundations. Given the highly dynamic character of financial markets, it is important that decision making at all levels be as streamlined as possible while simultaneously keeping all trustees fully informed. The boards of TIP, TAS, and TEF regularly hold joint meetings, in addition to meeting separately. However, the independence of each board is strictly maintained. In order to discourage direct control of the affairs of regulated investment companies by the entities that sponsor them, TAS board members cannot occupy more than 49% of the seats on TIP's Board.

SUPPLEMENTAL DISCUSSION OF FUND MANAGEMENT AND ADMINISTRATION


DIRECTORS AND OFFICERS OF TIP. Overall responsibility for supervision of the TIP mutual funds rests with TIP's Board. Among the responsibilities of the TIP Board are selecting investment advisors and approving money managers for the funds; monitoring fund operations, performance and costs; reviewing contracts; nominating and selecting new directors and electing TIP officers. The following directors and principal officers oversee the TIP mutual funds. None of the directors has a beneficial interest in the funds. As of March 31, 2008, directors and officers as a group owned less than 1% of the funds' outstanding stock. The mailing address of the directors and principal officers is Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.

INDEPENDENT DIRECTORS

Suzanne Brenner
Born 1958                            Principal Occupation(s) During the Past Five Years: Chief Investment Officer
Director since July 2003             (2007-present), Deputy CIO and Associate Treasurer (1999-2007),
4 Funds overseen                     The Metropolitan Museum of Art.

Sheryl Johns*
Born 1956                            Principal Occupation(s) During the Past Five Years: Executive Vice President,
Director since April 1996            Houston Endowment Inc.
4 Funds overseen                     Other Directorships: TIFF Education Foundation

William McCalpin
Born 1957                            Principal Occupation(s) During the Past Five Years: Formerly Executive Vice
Director since February 2008         President and Chief Operating Officer, Rockefeller Brothers Fund (1998-2006).
Board Chair since 2008               Other Directorships: The Janus Funds, FB Heron Foundation, Association
4 Funds overseen                     Montessori International - USA

INTERESTED DIRECTOR**

Jane Mendillo
Born 1958                            Principal Occupation(s) During the Past Five Years: Chief Investment Officer,
Director since February 2008         Wellesley College (2002-2008).
4 Funds overseen                     Other Directorships:  TIFF Advisory Services, Inc., TIFF Education Foundation

PRINCIPAL OFFICERS***

Richard J. Flannery
Born 1957                            Principal Occupation(s) During the Past Five Years: CEO, TIFF Advisory
President and CEO since              Services, Inc. (2004-present). President and CEO, TIFF Investment Program,
September 2003                       Inc. (2003-present).
                                     Directorships:  TIFF Advisory Services, Inc.

David A. Salem
Born 1956                            Principal Occupation(s) During the Past Five Years:  President/CIO, TIFF
Vice President and CIO since         Advisory Services, Inc. (1993-present) (CEO 1993-2004).
December 2002 (President prior       Directorships:  TIFF Advisory Services, Inc., TIFF Education Foundation
thereto)

Richelle S. Maestro
Born 1957                            Principal Occupation(s) During the Past Five Years: Vice President/General
Vice President and Chief Legal       Counsel, TIFF Advisory Services, Inc. (2005-present). Executive Vice
Officer since March 2006             President/General Counsel, Delaware Investments (2003-2005). Senior Vice
                                     President/Deputy General Counsel, Delaware Investments (1999-2003).

Dawn I. Lezon
Born 1965                            Principal Occupation(s) During the Past Five Years: Vice President/Treasurer,
Vice President, Assistant            TIFF Advisory Services, Inc. (2006-present). Partner, Crane, Tonelli,
Treasurer since September 2006       Rosenberg & Co., LLP, public accounting firm (1998-2006).

Kelly A. Lundstrom
Born 1964                            Principal Occupation(s) During the Past Five Years: Vice President, TIFF
Vice President since                 Advisory Services, Inc. (2006-present). Investment Operations Consulting
September 2006                       (2000-2003).

Tina M. Leiter
Born 1966                            Principal Occupation(s) During the Past Five Years: Secretary and Chief
Secretary since June 2003            Compliance Officer, TIFF Advisory Services, Inc. (2004-2008). Investment
                                     Operations and Compliance, TIFF Advisory Services, Inc. (prior to 2004).

William E. Vastardis
Born 1955                            Principal Occupation(s) During the Past Five Years: President, Vastardis Fund
CCO since June 2003                  Services LLC (2003-present). President, Vastardis Compliance Services LLC
CFO since December 2002              (2004-present). Managing Director, Investors Capital Services, Inc. (formerly
Treasurer since January 1994         AMT Capital Services, Inc.) (1992-2003).

*   Considered a control person of IEF.
** Ms. Mendillo is deemed an "interested director" of TIP, as that term is defined in the 1940 Act because she is also a director of TAS.
*** The officers of TIP are elected annually by the TIP Board.

COMMITTEES. Each of TIP's independent directors serves on the audit committee of TIP. The purposes of the audit committee are to (a) oversee TIP's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (b) oversee the quality and objectivity of TIP's financial statements and the independent audit thereof; and (c) act as a liaison between TIP's independent auditor and the full TIP Board. The audit committee met twice during the fiscal year ended December 31, 2007.

Each of TIP's independent directors also serves on the nominating committee of TIP. The nominating committee's mission is to promote the effective participation of qualified individuals on the TIP Board and committees of the Board. The nominating committee's functions are to (a) receive, review, and maintain files of individuals qualified to be recommended as nominees for election as directors, which shall include a review of the individual's status as an "interested person" of TIP under the 1940 Act; (b) make nominations to the TIP Board of individuals to serve as independent directors; and (c) except as otherwise provided in any procedures adopted by the TIP Board, present recommendations to the TIP Board regarding directors to be selected for membership on the various committees of the TIP Board. The nominating committee met once during the fiscal year ended December 31, 2007. The nominating committee will consider nominees recommended by members and shall assess such nominees in the same manner it reviews committee nominees. Members should send nominations in writing to TIFF Investment Program, Inc., Attn: Nominating Committee, Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428. Such nominations shall include appropriate information on the background and qualifications of the nominee, as well as the nominee's contact information and a written consent from the nominee to serve if the nomination is accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP Board.

DIRECTOR COMPENSATION. The Independent TIP Board Chairperson will receive an annual fee of $75,000. The remaining TIP Board members currently serve as volunteers who receive no fees or salary but are eligible for expense reimbursement and a matching charitable gift program offered by TIP.


MATCHING GIFT PROGRAM. Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP independent directors to eligible tax-exempt charitable organizations. TIP will match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.


TIP will match the first $5,000 of eligible contributions by an independent director each calendar year at a rate of 2:1. TIP will match the next $10,000 of contributions by the independent director each calendar year at a rate of 1:1. Contributions by an independent director, in excess of $15,000 in a calendar year, will not be matched; the maximum aggregate match by TIP is $20,000 per calendar year for each independent director. The minimum contribution that will be matched is $25.

CODE OF ETHICS. Rule 17j-1 of the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, its investment advisor, TAS, and its money managers to adopt codes of ethics and to report periodically to the TIP Board on issues raised under its code of ethics. To assure compliance with these restrictions, TIP and TAS have adopted and agreed to be governed by a joint code of ethics, and the money managers have each adopted and agreed to be covered by their individual codes of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive, or manipulative acts with regard to the personal securities transactions of their employees and violations of federal securities laws. The codes of ethics permit personal investing transactions by TIP and TAS directors, officers, and employees, including transactions in securities that may be purchased or held by the funds, provided that such transactions avoid conflicts of interest with TIP and comply with applicable reporting and preapproval requirements.


Information about these codes of ethics may be obtained by calling the Securities and Exchange Commission (SEC)'s Public Reference Room at 202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.


THIRD PARTY ACCOUNT MANAGEMENT POLICIES AND PROCEDURES. Certain investment decision-making personnel of TAS are or may in the future be involved in investment decision-making or similar activities for certain third parties who are not clients of TAS (Third Party Accounts) and derive a pecuniary benefit from or in connection with such activities. Such Third Party Accounts may from time to time invest in the same or similar investments that TAS is recommending to its clients and, from time to time, certain managers that provide investment services to the TIFF vehicles, or related persons of such managers, may participate as investors in such Third Party Accounts. TAS's code of ethics requires that a Covered Person (as defined in the Code of Ethics) receive prior approval before accepting a position as a director, officer, or advisor to another organization. In addition, TAS has adopted Third Party Account Management Policies and Procedures (the TPA Policy) designed to ensure that TAS clients are not disadvantaged as a result of any outside activities undertaken by TAS investment decision-making personnel. The TPA Policy provides that, in the event TAS investment decision-making personnel recommend an investment in certain securities on behalf of a Third Party Account at the same time that TAS is recommending the same investment for its clients, the TAS investment decision-making personnel must obtain prior approval of the investment for the Third Party Account, such investment will not be aggregated or negotiated in conjunction with the TAS client investment, such investment will be approved for TAS clients by TAS personnel having no involvement with the investment for the Third Party Account, and the investment by the Third Party Account must not reduce the dollar amount that TAS seeks to invest on behalf of its clients nor be on terms that are more favorable than the terms provided to TAS clients.

PROXY VOTING PROCEDURES. The TIP Board has adopted proxy voting policies and procedures to govern the voting of proxies relating to voting securities held by the fund. The funds have delegated proxy voting responsibilities to TAS subject to the TIP Board's general oversight. In delegating proxy responsibilities, the TIP Board has directed that proxies be voted consistent with the funds' and their members' best interests and in compliance with all applicable proxy voting rules and regulations. TIP has retained Institutional Shareholder Services ("ISS") to serve as proxy service provider and intends to vote in accordance with ISS recommendations, except in limited circumstances, including the situations outlined in the proxy voting policy attached hereto as Appendix B.

A description of the policies and procedures that TIP adopted and TAS follows to determine how to vote proxies relating to portfolio securities is also available on TIP's Website at http://www.tiff.org and without charge, upon request, by calling 800-984-0084. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on TIP's Website and as Form N-Q on the SEC's Website at http://www.sec.gov.

ADVISORY AGREEMENT. A discussion of the services performed by TAS pursuant to an investment advisory agreement with TIP on behalf of each fund can be found in the funds' prospectus.

The advisory agreements may be terminated, without penalty, on not less than 60 days' prior written notice by TIP's Board or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 60 days' prior written notice by TAS. Each advisory agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Advisor Compensation. As compensation for services rendered by TAS under the advisory agreements, each fund pays TAS a monthly fee calculated by applying the following annual percentage rates to such fund's average daily net assets:

                           MAF        IEF       USEF       STF
                           ---        ---       ----       ---
On first $500mm           0.20%      0.15%      0.15%     0.03%
On next $500mm            0.18%      0.13%      0.13%     0.03%
On next $500mm            0.15%      0.11%      0.11%     0.02%
On next $500mm            0.13%      0.09%      0.09%     0.02%
On next $500mm            0.11%      0.07%      0.07%     0.01%
On remainder (>$2.5b)     0.09%      0.05%      0.05%     0.01%

PAYMENT OF TAS'S EXPENSES. TAS pays all of its expenses arising from the performance of its obligations under the advisory agreements, including the costs of personnel necessary to discharge those obligations and expenses of the directors and officers of TIP who are employees of TAS and TAS's office rent. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of TIP are borne by the funds themselves, including, without limitation, money manager fees; brokerage commissions; interest; fees and expenses of administrators, attorneys (including certain costs of in-house counsel), auditors, custodians, accounting agents and transfer agents; taxes; expenses (including clerical expenses) of the issue, sale, repurchase, or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members' meetings; compensation of the independent chair of the TIP Board; expenses of directors of TIP who are not employees of TAS; membership dues in the Mutual Fund Directors Forum; insurance premiums; fees and expenses of the Chief Compliance Officer; matching gift program; and non-routine expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately among all of the funds in relation to the net assets of each fund.

FUND ADMINISTRATOR. Consistent with their mission of helping non-profit organizations exploit the economies of scale inherent in many aspects of investing, TIP and TAS rely heavily on outside service providers to perform most functions that their directors deem delegable, including what is known in the mutual fund industry as "fund administration." As TIP's administrator, State Street Bank and Trust Company ("State Street") assists in managing all aspects of the general day-to-day business activities and operations of TIP, other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, compliance, and testing related services. In addition, State Street provides a 38a-1 Compliance Program designed to assist the funds' Chief Compliance Officer with the information needed to comply with the requirements of Rule 38a-1 under the 1940 Act when reviewing State Street's relevant controls and procedures.

ADMINISTRATION AGREEMENT. As administrator for the funds, State Street receives a monthly fee at an annual rate of: (a) 0.065% of the average daily net assets of TIP for the first $300 million, (b) 0.046% for the next $3.0 billion and (c) 0.040% over $3.0 billion of assets under management. Each fund is subject to an annual fee of $2,500 for the 38a-1 Compliance Program. Each fund is also subject to an annual fee of $2,500 for filing Form N-Q for the first and third fiscal quarters.

ADMINISTRATIVE SERVICES AGREEMENT. Vastardis Fund Services LLC, 41 Madison Avenue, 30th Floor, New York, NY 10010, (Vastardis), provides certain administrative services to TIP under an Administration Services Agreement, Vastardis receives a monthly fee as administrative services agent for the funds, at an annual rate of (a) $250,000 for mutual fund expertise and services including acting as the funds' Chief Financial Officer and, (b) $59,000 for outsourced tax director services. Vastardis previously served as operations monitoring agent for the funds pursuant to an agreement that terminated at the end of 2007.

For the years ended December 31, 2007, 2006, and 2005, the aggregate amount of administration and operations monitoring fees paid by each fund was as follows:

                  2007              2006              2005
                  ----              ----              ----
MAF         $1,302,836          $687,833          $463,985
IEF           $226,680          $140,808          $115,981
USEF          $158,789          $108,838          $119,052
STF            $85,455           $56,922           $61,240

CHIEF COMPLIANCE OFFICER. The TIP Board has designated William E. Vastardis to be TIP's Chief Compliance Officer. Following this designation, TIP has contracted with Vastardis Compliance Services LLC ("VCS") to provide services with respect to the monitoring of TIP's compliance program pursuant to Rule 38a-1 of the 1940 Act. For these services, TIP pays VCS a monthly fee, plus any out-of-pocket expenses at an annual rate of $180,000. Each fund pays a pro rata portion of the fees based on its share of TIP's average monthly net assets. At its meeting on March 24, 2008, the TIP Board approved the appointment of Christian A. Szautner as Chief Compliance Officer of TIP, effective as of July 1, 2008. Mr. Vastardis will continue to serve as Chief Compliance Officer of TIP until that time.

MONEY MANAGER AGREEMENTS. The agreements between TIP and the money managers that manage a separate account on behalf of a fund (the "Money Manager Agreements") continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the TIP Board or
(b) the vote of a "majority" (as defined in the 1940 Act) of a fund's outstanding shares voting as a single class, provided that in either event the continuance is also approved by at least a majority of the TIP directors who are not "interested persons" (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Money Manager Agreements for ARONSON+JOHNSON+ORTIZ LP, Marathon Asset Management, LLP, Mondrian Investment Partners Limited, Shapiro Capital Management LLC, Smith Breeden Associates, Inc., Wellington Management Company, LLP, and Westport Asset Management, Inc. were most recently approved by the TIP Board for continuation on June 11, 2007. The Money Manager Agreement with Brookfield Redding LLC (formerly, KG Redding, LLC) was approved by the TIP Board on September 17, 2007. At its meeting on March 24, 2008, the TIP Board approved a revised performance fee schedule to the Money Manager Agreement with ARONSON+JOHNSON+ORTIZ LP. Addenda to the Money Manager Agreements with Shapiro Capital Management LLC and Westport Asset Management, Inc. were also approved by the TIP Board on March 24, 2008, to provide that each such manager will manage an account on behalf of MAF pursuant to their respective Money Manager Agreements in effect with respect to IEF accounts.

For the years ended December 31, 2007, 2006, and 2005 the amount of advisory fees paid to TAS and the money managers by each fund was as follows:

                       2007              2006               2005
                       ----              ----               ----
MAF              $8,496,451        $4,873,673         $4,344,727

IEF*             $1,737,376        $1,081,566         $1,223,204

USEF**           $1,260,236        $1,103,797         $1,096,267

STF                 $37,237           $30,735            $32,760

* There were no waivers in 2007 or 2006. The amounts set forth above are before a fee waiver by TAS totaling $36,532 in 2005.
** There were no waivers in 2007 or 2006. The amounts set forth above are before a fee waiver by TAS totaling $8,919 in 2005.

TIP also reimburses TAS for certain legal services that are provided to TIP by TAS personnel that have been approved by TIP's Board.

Exemption from Requirement that Members Approve New Money Manager Agreements. TIP has received an order from the SEC, effective August 30, 1995, exempting each of the funds from the requirement that agreements between regulated investment companies and their unaffiliated subadvisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP's Board believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds' operations. Pursuant to this exemption, TIP's Board may, without the approval of members:

1. employ a new unaffiliated money manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing money manager or as an additional money manager,

2. implement any material change in the terms of the money manager agreement, or

3. continue to employ an existing unaffiliated money manager on the same terms where a Money Manager Agreement has been assigned because of a change in control of the money manager.


Any such action would be followed by written notice to members, which must include the information concerning the money manager that would normally be included in a proxy statement.


MANAGER ALLOCATION CRITERIA. In allocating assets among money managers, TAS considers each fund's investment and performance objectives as well as other variables. To accommodate fluctuations in the relative sizes of money managers' accounts caused solely by market movements, allocations formulated by TAS normally take the form of ranges: minimum, normal, and maximum percentages of fund assets to be allocated to each money manager retained by it. While these ranges are not expected to change frequently, TAS has discretionary authority to alter these ranges and to reallocate assets among money managers.

Activating Money Managers' Accounts. Not all money managers profiled in the Prospectus are employed at all times. Whether a given money manager is employed at a given time depends on factors determined by TAS to be relevant under the circumstances, which may include, among others:


1.  a fund's size,

2.  its projected growth rate,

3. TAS's perception of the relative attractiveness of the money manager's approach in light of prevailing market conditions, and

4. the extent to which a given money manager's investment style would complement those of the other money managers to which a fund's assets have been allocated.

Future market conditions are not forecastable, and TIP cannot predict the amount to be allocated to each money manager over time. As a general rule, however, given the incremental custodial costs of activating a money manager's account, it is expected that the initial allocation to each money manager managing a separate account on a fund's behalf will be at least $5 million. A money manager receives no compensation from TIP until it is actually managing funds for TIP, and it is entitled to no compensation if, due to its own changed circumstances, changes in the investment environment generally, or for other reasons, TAS decides not to allocate assets to it.

Organizations seeking to know the actual allocation of each fund's assets across money managers at a given time can obtain this information by contacting TAS.

Termination of Money Manager Agreements. The Money Manager Agreements may be terminated without penalty on not less than 30 days' prior written notice by TIP's Board or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 30 days' prior written notice by the money manager. A Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).

Arms-Length Relationships between Money Managers and TIP. The money managers have no affiliations or relationships with TIP or TAS except a limited number of money managers may have a relationship as described in the Third Party Management procedures in this SAI.

PERFORMANCE-BASED FEES FOR MONEY MANAGERS

OVERVIEW. The following discussion outlines the principles that TAS follows in negotiating money manager fees and describes the performance-based fee structure that the funds have entered into with many (but not all) of their money managers. These principles are the product of both the combined investment experience of members of the boards and policy choices made by TIP's Board in its formulation of objectives and guidelines for each fund.


OPTIMIZING VERSUS MINIMIZING EXPENSES. Even modest differences in a fund's annual investment-related costs can have profound effects on a foundation's cumulative returns. Therefore, non-profit trustees should consider carefully the costs of alternate investment vehicles. By pooling the investment assets of numerous foundations, TIP can and does seek to minimize members' expenses for such investment-related services as custody and portfolio accounting. With respect to money manager fees, which typically constitute the lion's share of investment-related expenses, TAS believes that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, TIP makes extensive use of performance-based fees in compensating money managers for services rendered to TIP.

Some non-profit investors may be uncomfortable with the fact that the exact costs of investing through each TIP mutual fund are not known in advance. However, it should be remembered that the annual standard return deviations of the asset classes in which the TIP mutual funds that utilize performance-based fees primarily invest (i.e., the non-diversifiable or systemic risks of each asset class) greatly exceed the economic uncertainty associated with fluctuating money manager fees. This is so even under worst-case conditions. As of April 1, 2008, differences between the minimum and maximum fees payable to money managers currently managing assets for the funds are shown in the following table:

                                                                   Largest             Average
                                                                 Difference           Difference
                           Number of          Number of            between             between
                            Managers          Managers           Minimum and         Minimum and
                           Receiving        Not Receiving       Maximum Fees         Maximum Fees
                          Performance-      Performance-       Payable to Any       Payable to Any
                           Based Fees        Based Fees         Money Manager       Money Manager
                           ----------        ----------         -------------       -------------
MULTI-ASSET                    6*                 3                 2.00%                0.84%
INTERNATIONAL EQUITY           1                  2                 1.45%                0.59%
US EQUITY                      3                  1                 1.85%                0.78%
SHORT-TERM                     0                  1                 0.02%                  NA

* Includes the firms Shapiro Capital Management, LLC and Westport Asset Management, Inc., which were approved as money managers of MAF by the TIP Board on March 24, 2008, effective April 1, 2008.

Note: The table above reflects: (1) only fees payable to money managers (including TAS) that manage a separate account on behalf of a fund and includes those who receive a performance-based fee and those who do not; (2) for money managers who do not receive performance-based fees the difference between the minimum and maximum fees reflects the first level of the asset-based fee and the last level of the asset-based fee on a fee schedule that includes breakpoints; (3) assumes equal manager allocations when calculating averages; and (4) does not include CIV's management and incentive fees and operating expenses, which are reflected as a reduction in the CIV's gross returns. See the Prospectus for additional information about the fees and operating expenses of the CIVs. For calendar year 2007, the portion of the CIVs' fees and operating expenses attributable to incentive fees is estimated to be 0.61%, 0.49%, and 0.20% for MAF, IEF, and USEF, respectively.


LINK BETWEEN FUNDS' OBJECTIVES AND PERFORMANCE-BASED FEE STRUCTURES. The performance objective of each fund is to outperform a relevant market benchmark by a modest increment, net of fees. TAS's aim in negotiating money manager fees is to ensure that such fees are relatively low compared to institutional norms when each money manager's performance is approximately equal to the level that is required to enable the fund that employs it to achieve its performance objective. A related aim is to tie manager compensation as closely as possible to manager performance.

MONEY MANAGER EVALUATION CRITERIA SEEK TO DISCOURAGE UNDUE RISK-TAKING. TIP does not employ performance-based fees as a means of inducing its money managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members' investment-related expenses. A money manager's proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to TIP is one of the important criteria used in choosing money managers. TAS's initial selection criteria are the same used to evaluate their ongoing performance. Portfolio investment decisions that cause the performance of TIP's account to differ materially from the performance of purportedly similar accounts, whether such decisions are motivated by the desire to earn higher fees from TIP or not, could trigger their dismissal.

PREFERRED PERFORMANCE-BASED FEE STRUCTURE. TAS is mindful that no fee structure can possibly prove suitable to all money managers, even as a starting point for discussion. However, in an effort to streamline the negotiation process, TAS has formulated a preferred performance-based fee model.


COMMON CHARACTERISTICS. All Money Manager Agreements entailing performance-based fees have certain common characteristics. These include (1) minimum fees ("floors"), (2) maximum fees ("caps"); and (3) fee formulas that, in the judgment of members of TIP's Board, produce reasonable fees in relation to the margin of outperformance that a money manager must achieve to earn a given level of fees.


In each case, the formula embodies the concept of a "fulcrum fee," i.e., a fee midway between the minimum and the maximum. An equation is used under which the actual fees paid to a money manager are always proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual gross total return less benchmark total return) on the money manager's portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. In each case the slope of the fee line between the floor and the cap is uniform throughout.


Definition of Total Return. "Total return," as used here, means the change in the market value of the money manager's portfolio, including accrued income, or the benchmark index, as the case may be, over one-month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the money manager's portfolio. The total returns of portfolios or benchmark indices over the rolling 12-month time periods used in computing performance-based bonuses/penalties are, therefore, the product of compounding each of the monthly returns in the applicable period. For purposes of computing the performance-based fee, a money manager's performance is measured gross of fees except custodian transaction charges.


Manager-Specific Benchmark Indices. The benchmark index used in computing the money manager's excess return is the index deemed most relevant for that money manager. In some cases, this benchmark index is the same as the overall performance benchmark for the fund retaining the money manager. In some cases, however, TAS's objective of melding money managers espousing different philosophies into an integrated manager structure that is both effective and efficient dictates that a money manager's benchmark index be different from the fund benchmark.

Appropriate Fulcrum Point for a Money Manager. The fulcrum point -- the midpoint between the maximum and minimum fees -- is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of the fund. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the fund. TAS and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the fund's account. The table below identifies money managers that provide services to the funds with performance-based fees, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the fulcrum fee (100 basis points equal 1.00%). See the Prospectus for additional information about the money managers and their agreements.


                                       FULCRUM FEE      FULCRUM FEE RETURN*
                                       -----------      -------------------
ARONSON+JOHNSON+ORTIZ LP                 45 bp**             210 bp**
ARONSON+JOHNSON+ORTIZ LP                 30 bp***            200 bp***
Brookfield Redding LLC                    150 bp              500 bp
Marathon Asset Management LLP             88 bp               424 bp
Shapiro Capital Management LLC            73 bp               325 bp
Smith Breeden Associates, Inc.            48 bp               205 bp
Westport Asset Management, Inc.           108 bp              430 bp

*   Excess return over manager's benchmark required to receive fulcrum fee.
** This Fulcrum Fee and Fulcrum Fee Return apply if the combined average daily net asset value of MAF assets and USEF assets managed by ARONSON+JOHNSON+ORTIZ LP is less than $100 million during the final month in a trailing 12-month period. The fee formula is applied separately to the performance achieved by ARONSON+JOHNSON+ORTIZ LP in MAF and the performance achieved by ARONSON+JOHNSON+ORTIZ LP in USEF.
*** This Fulcrum Fee and Fulcrum Fee Return apply if the combined average daily net asset value of MAF assets and USEF assets managed by ARONSON+JOHNSON+ORTIZ LP is equal to or exceeds $100 million during the final month in a trailing 12-month period. The fee formula is applied separately to the performance achieved by ARONSON+JOHNSON+ORTIZ LP in MAF and the performance achieved by ARONSON+JOHNSON+ORTIZ LP in USEF.


Reasonable Fee "Floor." As with all model inputs, TAS's choice of an appropriate "floor" for each money manager is based on an analysis of both the money manager's idiosyncratic attributes and the perceived availability of qualified alternate money managers. Having identified an appropriate minimum fee for each money manager, TAS then identifies the level of return at which the fee "bottoms out."


Reasonable Fee "Cap." Having identified an appropriate floor, TAS then identifies, for each money manager, the fee "cap." In all cases, the cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward the money manager adequately for above average performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., "closet indexing" of portfolio assets to the agreed-upon benchmark).


COMPUTING AND REMITTING FEES. The computation and remittance procedures that the funds employ are described immediately below. All fee schedules are applied to the average daily net assets in each money manager's account for the time period in question. For purposes of computing the funds' daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.


Computing and Remitting Fees. For a transition period following the inception of a money manager's account, before the money manager's strategies are fully implemented, the money manager receives a straight asset-based fee regardless of performance. At the conclusion of the transition period, the money manager may receive additional compensation based on the performance achieved during the transition period. Thereafter, the money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager's performance for a lagged 12-month period.

Advantages and Disadvantages of Accrual and Remittance Procedures. TIP's Board recognizes that the procedure described above could give rise to inequities among members. However, such inequities are likely to be less acute than those produced by performance-based fee arrangements entailing measurement periods longer than one year. For example, some regulated investment companies have performance-based portfolio management fee arrangements entailing rolling 36-month performance measurement periods. Under such arrangements, members entering the fund in, for example, month 72 may be forced to pay the maximum fees to which a money manager is entitled for several months following their initial purchase if the manager's performance was sufficiently good during months 36 through 71. This could occur even though the manager's performance is less good in the months immediately following the new member's entry (e.g., months 72 through 84), because the fees for these months will reflect the manager's performance during prior time periods. The one-year measurement period that TIP employs does not eliminate these intergenerational inequities among changing member populations, but it can help to minimize them. Because TIP's Board seeks to tie the portfolio management fees paid by individual members as closely as possible to the gross investment returns they actually realize, the TIP Board has approved performance-based fee arrangements with certain money managers entailing the minimum one-year measurement period permitted by law.


PORTFOLIO MANAGERS


Appendix C provides information about those individuals employed by TIP's money managers who have primary responsibility for managing TIP portfolios, including
(i) the number of accounts they manage and assets under management (in addition to the TIP funds); (ii) that portion of those accounts for which their firm earns performance-based advisory fees; (iii) their compensation structure; and
(iv) information regarding their ownership of shares of the TIP funds. Information regarding potential conflicts of interest follows immediately below.

As of December 31, 2007, none of the portfolio managers has a beneficial ownership of TIP shares.


Conflicts of Interest


A portfolio manager's compensation and the management of multiple accounts could create a potential conflict in the allocation of investment opportunities as well as in creating an incentive to recommend riskier investments than might otherwise have been recommended in the absence of any incentive-based compensation. Other accounts managed by a portfolio manager may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant funds. Investment decisions for each account, including the relevant funds, are normally based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, a portfolio manager may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Certain investment opportunities that may be suitable for the funds may also be suitable for the other accounts managed by a portfolio manager. Therefore, certain holdings held by the funds may also be held by the other accounts and, at times, investments may need to be allocated across the relevant accounts. This could lead to the funds or other accounts acquiring a smaller position than any of them might if there were not multiple accounts under management. However, TIP has adopted a number of compliance policies and procedures to address any potential conflicts.

Some portfolio managers receive a share in the profits of the respective money manager or are otherwise compensated based on performance, these portfolio managers may have an incentive to allocate securities preferentially to accounts for which the money manager receives higher investment advisory fees. Conflicts may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity because it must be allocated across multiple accounts. In addition, a portfolio manager may execute a transaction for another account or accounts that may adversely affect the value of securities held by a fund. In order to address this potential conflict, the money managers have in place investment decision-making and trade allocation policies and procedures that are designed to ensure that no client is disadvantaged in the management of accounts. The ability of a portfolio manager to trade in a personal account may give rise to potential conflicts of interest. TAS and each money manager have adopted codes of ethics setting forth the procedures that must be followed if a portfolio manager is permitted to engage in personal trading. Such codes normally require the reporting of personal transactions and holdings and pre-clearance of all or certain personal trades. Certain money managers may have soft dollar arrangements in place with broker/dealers which may result in the client paying a higher commission than it otherwise would have. TIP requires that all money managers' soft dollar arrangements comply with Section 28(e) of the Securities Exchange Act of 1934 and current SEC interpretations thereof.


The funds' Chief Compliance Officer and TAS monitor the money managers' compliance programs on a regular basis to ensure adherence to these policies.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


Members who hold 25 percent or more of the outstanding shares of a fund may be deemed "control persons" (as such term is defined in the 1940 Act) and may take actions without the approval of other members of the fund. As of March 30, 2008, the following members held, of record, five percent or more of the outstanding shares of each fund as indicated:

MULTI-ASSET FUND
Saint Joseph's University, 5600 City Avenue, Philadelphia, PA 19131                                       5.70%

INTERNATIONAL EQUITY FUND
Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002*                                       54.35%

US EQUITY FUND
The Denver Foundation, 55 Madison, 8th Floor, Denver, CO 80206                                           14.76%
East Tennessee Foundation, 625 Market Street, Suite 1400, Knoxville, TN 37902                            13.36%
The Commonwealth Fund, 1 E 75th Street, New York, NY 10021                                               10.17%
Richard M Fairbanks Foundation Inc., 9292 North Meridian Street, Suite 304, Indianapolis, IN 46260        9.10%
The Community Foundation for Greater Buffalo, 712 Main Street, Buffalo, NY 14202                          5.99%
The CH Foundation, PO Box 94038, Lubbock, TX 79493                                                        5.61%
    --

SHORT-TERM FUND
St. David's Community Health Foundation, 811 Barton Spring Road, Suite 600, Austin, TX 78704              8.47%
Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002                                         7.70%
Robert College Foundation, 520 Eighth Avenue, North Tower, 20th Floor, New York, NY 10008                 7.55%
Keystone Agency Inc. EAF St. Joseph's University, 1525 Locust Street, Philadelphia, PA 19102              6.77%
TIFF Advisory Services, Inc., Four Tower Bridge, 200 Barr Harbor Drive, Suite 100,
   West Conshohocken, PA 19428                                                                            5.82%
The Alexander and Margaret Stewart Trust, 888 17th Street NW, Suite 610, Washington, DC 20006             5.15%
East Tennessee Foundation, 625 Market Street, Suite 1400, Knoxville, TN 37902                             5.05%


* considered a controlling member of the Fund

DISTRIBUTION OF TIP MUTUAL FUNDS


DISTRIBUTOR. The distribution agreement (the "Distribution Agreement") between TIP and Quasar Distributors, LLC (the "distributor"), 615 East Michigan Street, Milwaukee, WI 53202, was initially approved by TIP's Board on September 10, 2001 and was last approved on December 10, 2007. The distributor receives compensation in the amount of $7,000 per fund, per annum; an additional fee of $2,500 per annum for each registered representative; and an additional fee for advertising review, all of which are paid by TAS. In addition, the distributor is entitled to be reimbursed for reasonable out of pocket expenses.

The Distribution Agreement had an initial term of two years and continues in effect thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the TIP Board or by a vote of a majority of the shares of the relevant fund and (ii) by a majority of the TIP directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.


SUPPLEMENTAL DISCUSSION OF PURCHASES, EXCHANGES, AND REDEMPTIONS

PURCHASES. TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments.

In-Kind Purchases. Fund shares are normally issued for cash only. TAS in its discretion may permit members to purchase shares "in-kind" through a transfer of readily marketable securities to a fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired:

1. are consistent with the investment objectives and policies of the acquiring fund,
2.  are acquired for investment purposes (not for resale),
3.  are not restricted as to transfer either by law or market liquidity, and
4.  can be readily valued (e.g., are listed on a recognized exchange).

REDEMPTIONS. Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.


Potential In-Kind Redemptions. Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for the redemption of fund shares by making payment in whole or in part in readily marketable securities. Redemptions in-kind will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund's net asset value. If payment is made in securities, a member may incur transaction expenses in converting these securities to cash or other expenses associated with maintaining custody of such securities. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act. This obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

EXCHANGES. Subject to any eligibility requirements in effect from time to time, one fund's shares may be exchanged for shares of any other fund. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.

Exchange Procedures. Exchange requests may be made either by mail or telephone and should be directed to TAS. Telephone exchanges will be accepted only if permitted by the member's application and the shares to be exchanged are held by the fund for the account of the member and the registrations of the two accounts are identical. The standard entry and exit fees will apply to an exchange transaction, which is treated as a redemption and a purchase. Telephone requests for exchanges received prior to the time the funds' NAV is calculated, normally 4:00 p.m. Eastern time (the "close of business"), will be processed as of the close of business on the same day. Requests received after the close of business will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the TIP Board to ensure that such exchanges do not disadvantage TIP or its members. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is made.

Tax Treatment of Exchanges. For federal income tax purposes an exchange between funds is a redemption followed by a purchase and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.


SUPPLEMENTAL DISCUSSION OF INVESTMENT OBJECTIVES, POLICIES AND PROCEDURES


POTENTIAL BENEFITS AND COSTS OF INVESTING IN FOREIGN SECURITIES. Many institutional investors have made major commitments to foreign securities, typically for two reasons: (1) to reduce the volatility of their overall returns (foreign markets and domestic markets may rise and fall at different times) and
(2) to enhance these returns over the long term.


A long-term investment horizon is appropriate because non-profit governing boards, which typically meet on a part-time basis, are generally unable to shift funds profitably between domestic and foreign markets in anticipation of short-term market movements. TAS believes that the safer assumption is that shifts of this sort will not produce profits net of trading costs. The opportunity to enhance long-term returns by investing in foreign markets lies in the fact that international money managers have far more companies (and countries) to choose from than do managers investing solely in domestic securities. Therefore, the potential added value from active portfolio management may be higher for international stock portfolios than for purely domestic ones.

The costs of investing in foreign securities are higher also, not only because management fees and custody costs tend to be higher on international portfolios but also because foreign governments may withhold a portion of the income that investors earn abroad. Despite these higher costs, the dual benefits of investing in foreign securities (increased diversification and the opportunity to earn higher returns by exploiting valuation inefficiencies in foreign markets) make a substantial allocation to them worthy of serious consideration by most non-profit boards.

PERFORMANCE OBJECTIVES. The TIP mutual funds seek to outperform their benchmarks by different margins. These margins differ because:

1.  the costs of implementing each fund's investment policies differ, and
2. the markets in which the funds primarily invest vary in terms of efficiency, with the US stock and fixed income markets arguably the most efficient (in a valuation sense) of all.


The margin by which each fund seeks to outperform its benchmark thus reflects judgments by the TIP Board of the excess return that a properly diversified, actively managed fund might realistically seek to earn net of the costs that must be incurred to produce this excess return. "Excess return" as used here means the difference between a fund's total return and the total return of its performance benchmark.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" of a fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding votes in a fund and (2) 67% or more of the votes are present at a meeting if more than 50% of the outstanding votes are present at the meeting in person or by proxy. Under these restrictions, which apply on a fund-by-fund basis, no fund may:

1. Purchase the securities of an issuer (other than securities issued or guaranteed by the US Government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

2. Acquire short positions in the securities of a single issuer (other than the US Government, its agencies and its instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund's total assets. For purposes of this restriction, futures are not considered to be securities.


3. Engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.

4. Issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

5.  Make loans except that each fund may (a) engage in repurchase agreements,
    (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.

6. Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a fund may be deemed to be an underwriter under certain federal securities laws.

7. Purchase or sell real estate except that each fund may (a) hold and sell real estate acquired as a result of the fund's ownership of securities or other instruments, (b) purchase or sell securities or other instruments backed by real estate or interests in real estate and (c) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.

8. Purchase or sell physical commodities except that each fund may (a) hold and sell physical commodities acquired as a result of the fund's ownership of securities or other instruments and (b) purchase or sell securities or other instruments backed by physical commodities. The funds may also purchase or sell options and futures contracts.


NON-FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES. The funds have adopted certain non-fundamental investment restrictions and policies, which may be changed by the TIP Board without member approval.


1. No fund may purchase securities of another regulated investment company if such purchases cause the percentage of such regulated investment company's outstanding shares owned by the TIP fund in question to exceed 3%.

2. No fund may invest more than 15% of the fund's net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).

3. The following activities will not be considered to be issuing senior securities with respect to the funds: (a) collateral arrangements in connection with any type of option, futures contract, forward contract, or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage, or hypothecation of a fund's assets to secure its borrowings.

4. Each fund currently intends to borrow money only as a temporary measure for extraordinary or emergency purposes (not for leveraging). Each fund may also engage in reverse repurchase agreements, dollar roll transactions and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets.


5. Members will be provided with at least 60 days' prior written notice of any changes with respect to each fund's non-fundamental policy immediately listed below pursuant to Rule 35d-1 under the 1940 Act, which requires a fund with a name suggesting a focus on a particular type of investment, index or industry to invest at least 80% of its net assets (including borrowings for investment purposes) in securities suggested by the fund's name.

    a. IEF and USEF. Under normal circumstances, at least 80% of the fund's net assets (including borrowings for investment purposes) must be invested in equity securities. In the case of USEF, the 80% requirement applies to U.S. equity securities. For purposes of a fund's 80% investment policy, the fund considers "equity securities" to include direct investments in equity securities (such as common and preferred stocks, securities convertible into common stocks and interests in CIVs and other pooled investment vehicles) or equity-related securities, as well as investments in synthetic and derivative instruments that have similar economic characteristics to such equity securities. The fund's investments in synthetic and derivative instruments may include, but are not limited to, warrants, futures, options and depositary receipts.




PERCENTAGE LIMITATIONS APPLIED AT TIME OF PURCHASE. The above standards and restrictions are determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, except for fundamental investment restriction #3, to which this condition does not apply, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with a fund's investment policies and limitations.

POLICY IMPLEMENTATION AND RISKS

FUNDS TO BE SUBSTANTIALLY FULLY INVESTED. Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.


DEPLOYMENT OF CASH RESERVES. Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which it primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund's permitted investments. In lieu of separate, direct investments in money market instruments, the fund's cash reserves may be invested in other regulated investment companies. Alternatively, TAS may exercise investment discretion or select a money manager to exercise investment discretion over a fund's cash reserves.

EQUITY EXPOSURE. At TAS's discretion, the cash reserves segment of each fund may be used to create a US equity exposure for MAF and USEF, a foreign equity exposure for MAF and IEF, or a fixed income exposure of suitable duration for MAF, as the case may be, until those balances are allocated to and invested by the money managers or used for fund transactions or until otherwise determined by TAS. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds ("ETF"s) or other securities.


TEMPORARY STRATEGIES. The funds may temporarily depart from their normal investment policies -- for example, by investing substantially in cash reserves -- in response to adverse market, economic, political, or other conditions as well as pending allocations to a manager or another investment opportunity and to manage cash flows. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.


PORTFOLIO TURNOVER. Decisions to buy and sell securities are made by the money managers with respect to the assets assigned to them and by TAS with respect to STF, cash reserves of the other funds not allocated to money managers or other assets managed by TAS. Each money manager decides to purchase or sell securities independently of other money managers. Generally, funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held.


Primary Risks. High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

A fund may have two or more money managers. One money manager could be selling a security when another, for the same fund, is purchasing the same security. In addition, when a money manager's services are terminated and those of another are retained, the new money manager may significantly restructure the portfolio. These practices may increase the funds' portfolio turnover rates, realization of gains or losses, and brokerage commissions.

BORROWING. Each fund may borrow money temporarily from banks when:

1.  it is advantageous to do so in order to meet redemption requests,
2.  a fund fails to receive transmitted funds from a member on a timely basis,
3.  TIP's custodian fails to complete delivery of securities sold, or
4.  a fund needs cash to facilitate the settlement of trades made by the fund.

Borrowing creates an opportunity for increased return, but at the same time it creates special risks. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could in turn adversely affect the money manager's strategy. Rising interest rates could also reduce the value of a fund's shares by increasing the fund's interest expense.

In addition, each fund may borrow by engaging in reverse repurchase agreements or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money.


DURATION MANAGEMENT. MAF and STF invest in debt securities of varying durations. Duration is calculated based on the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received and weights them by the present values of the cash to be received at each future point in time.


The longer the duration of a debt security, the more its price will tend to fall as interest rates in the economy rise and vice versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money managers can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivative securities.


Primary Risks. There is no assurance that deliberate changes in a fund's weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a money manager's decision to increase the duration of its segment of MAF could reduce the fund's return if interest rates in the economy rise following the manager's duration-lengthening trades.


MULTI-MARKET AND MULTI-CURRENCY INVESTING. Subject to certain limitations on foreign securities and foreign currency exposure defined in each money manager's guidelines, money managers may adjust the exposure of the funds to different countries' markets and currencies based on their perceptions of their relative valuations. In doing so, money managers will assess:

1.  general market and economic conditions,
2. the relative yield and anticipated direction of interest rates in particular markets, and
3.  the relationship among the currencies of various countries.

In their evaluations, money managers will use internal financial, economic, and credit analysis resources as well as information from external sources.


USEF money managers may respond to circumstances in which foreign stocks are more attractively priced than US stocks by investing up to 15% of the fund's assets in foreign stocks. Money managers of MAF and IEF may hedge up to 50% of the foreign currency exposure of each fund's assets. It is expected that adjustments to the country and currency exposures of each fund will be gradual and moderate, especially within USEF.


Primary Risks. There is no assurance that changes in a fund's country and currency allocations will enhance returns relative to more static allocations or relative to allocations that resemble more closely the country and currency allocations inherent in a fund's performance benchmark.

FOREIGN CURRENCY EXPOSURE. TAS has studied carefully the impact of exchange rate changes on the US dollar value of foreign securities portfolios and has concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while it is likely that a sudden 10% decline in the Japanese yen's value in US dollar terms will produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms typically will cause global investors to mark upward such firms' relative price-to-earnings or price-to-book value multiples, albeit with a lag.

Exchange rate movements can produce large losses over short- and even medium-term time horizons, and TAS does not recommend that non-profits invest in foreign securities in pursuit of short-term gains, and TAS believes that exchange rate movements are essentially neutral over the longer-term time horizons which most global investors properly employ. The logic of this position can be assessed by considering the implications of the opposite belief: that investors can earn an economic return over the very long term merely by holding certain currencies (i.e., continually rolling over long positions in a given currency or basket of currencies in the spot or futures markets). While there have undeniably been short-term periods when currency exposure per se produced positive real returns (e.g., holding Japanese yen during the five years ending December 1993), global trade and capital flows make it very difficult for the imbalance created by massive changes (up or down) in the foreign currency exchange value to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries' competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.


FOREIGN CURRENCY HEDGING. Each of the funds may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described below. TIP's ability to pursue certain of these strategies may be limited by applicable rules, regulations and guidance of the Commodity Futures Trading Commission ("CFTC"), the SEC, applicable options and futures exchanges and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).


Forward Contracts. A forward exchange contract is an agreement between two parties to buy or sell a currency at a set price on a future date. It insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

Funds may use forward contracts to insulate existing security positions ("position hedges") or proposed transactions ("transaction hedges"). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

Primary Risks. The success of currency hedging depends on the money manager's ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.

The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither TAS nor the money managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund's portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio's foreign currency exposure may not be precise. Moreover, if the forward contract is an OTC transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. If, on the other hand, a fund enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.


OTHER HEDGING STRATEGIES AND TACTICS. A fund may employ other hedging strategies, such as interest rate, currency, total return, credit default and index swaps, and the purchase or sale of related caps, floors, and collars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the referenced indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each fund may enter into these transactions for hedging and non-hedging purposes. Hedging transactions aim to protect a fund against a loss of income or a decline in the value of investments. Non-hedging transactions aim to increase total return or to gain exposure to particular securities, currencies, issuers, or portfolio managers. However, with respect to non-equity transactions, a fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate or mark on its books or the books of its custodian an amount of cash or liquid securities having a value equal to the accrued excess (i.e., the net amount the fund would owe to swap counter-parties). Caps, floors, and collars require segregation of assets with a value equal to the fund's net obligation, if any.


Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

SHORT AND LONG/SHORT STRATEGIES. In TAS's view, the US stock market is highly efficient in terms of valuation and is becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets and regulatory changes. With so many powerful computers and skilled professionals attempting to exploit valuation anomalies among US stocks, it is becoming increasingly difficult to outperform market averages.

Long versus Short Positions. The rationale for using short strategies is simply stated: if you believe that skilled active managers can identify securities that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify stocks that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, "short" sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities.


The funds may also employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks which the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks which the money manager perceives as overvalued. Because the long and short subportfolios offset or neutralize each other, long/short strategies are sometimes referred to as "market neutral" strategies.

Primary Risks. Risks of investing in short strategies are markedly different from those associated with long positions. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The potential loss from a short sale is theoretically unlimited. To control the risk of such strategies the current value of the stock sold short in a single issuer may not represent more than 2% of a fund's total assets. Short positions in derivative instruments, including futures contracts, are not considered to be short positions for the purpose of this limitation.


SECURITIES LENDING. Through its custodial bank and subject to strict guidelines summarized below, TIP may lend the securities held in all of its funds. The incremental income from such lending activities varies from fund to fund, with US securities typically commanding much narrower lending "spreads." These differences stem primarily from the far greater availability of lendable US securities in relation to borrowing demand than exists in non-US markets.


Each fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets (including collateral received in connection with any loans) provided, however, that it receives collateral in cash, US Government securities, or irrevocable bank stand-by letters of credit maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The loans may be terminated at any time by TIP, and the relevant fund will then receive the loaned securities within five days. During the loan period, the fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. At the present time, the SEC does not object if an investment company pays reasonable, negotiated fees in connection with loaned securities as long as such fees are set forth in a written contract and approved by the investment company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting a security on loan, the loan must be called and the securities voted.


A fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction fails financially or breaches its agreement with the fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions involve a simultaneous sale by the fund of mortgage-backed securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes and, accordingly, will segregate or mark on its or its custodian's books, cash, US Government securities, or other liquid securities in an amount sufficient to meet its purchase obligations under the transactions.


Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund's entry into the dollar roll.

Primary Risks. Dollar rolls involve potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys securities from a counterparty (e.g., a bank or securities firm) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest.


In a reverse repurchase agreement, a fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. TAS will segregate for each fund on such fund's or the custodian's books cash, US Government securities, or other appropriate assets having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings.


In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. TAS and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks.


Primary Risks. If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. To evaluate this risk, the creditworthiness of those bank and non-bank dealers with which the funds enter into repurchase agreements is monitored. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities. While TIP's management acknowledges these risks, it is expected that they can be mitigated through stringent security and counterparty selection criteria and careful monitoring procedures.

EQUITY SECURITIES. Equities are ownership interests possessed by shareholders in a corporation, commonly referred to as "stocks." As described in the Prospectus, for purposes of the 80% investment policies of IEF and USEF, in addition to securities referred to as stock, equity securities may include instruments that provide equity exposure or have similar economic characteristics to equity securities.

General Risks of Equity Securities. There is a risk that common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.


Warrants. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term.

Primary Risks. Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Not more than 2% of a fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

Foreign Equities. Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs"). ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.


Foreign financial markets generally have substantially less volume than US markets, and securities of foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions, making it difficult to conclude such transactions.


Under certain adverse conditions, each fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.


Primary Risks of Foreign Equities Generally. Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect an investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.


Risks Associated with Currency Exchange Rate Changes. Changes in foreign currency exchange rates may affect the value of a fund's investments. While a fund may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and a fund may suffer losses as a result of such hedging.

Emerging Markets Equities. Emerging markets countries (e.g., Brazil, Korea, Mexico, etc.) are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) the stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries.

Primary Risks of Emerging Markets Equities. In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

1. have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
2. place restrictions on foreign ownership or prohibitions on repatriation of assets, or
3.  provide relatively less protection of property rights.

In addition, their economies:

1.  may be based predominantly on one or a few industries,
2.  may be highly vulnerable to changes in local or global trade conditions, and
3.  may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.

DEBT SECURITIES. The characteristics and primary risks of the debt securities in which the funds may invest are described below.


Primary Risks of Debt Securities Generally. Debt securities entail interest rate, prepayment, extension, credit, and event risks.

Interest Rate Risk. Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer maturity bonds fluctuate more in price than shorter maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds, other factors (including credit quality) being equal. The portion of MAF normally invested in bonds has tended to have an intermediate term average weighted maturity.

Prepayment Risk. Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights will be repaid before scheduled maturity, and a fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as other bonds when interest rates fall. In addition, to the extent that mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if the mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.


Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.


Credit Risk. Credit risk is the risk that an issuer of securities will be unable to make payments of interest or principal when due. The credit risk assumed by a fund is a function of the credit quality of its underlying securities.


Event Risk. Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain securities held by the funds, event risk for each fund in the aggregate is low because of the number of issues held by each fund.

Bank Obligations. Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.

1. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

2. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.

3. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.

4. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

General economic conditions play an important part in the operations of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Time deposits that may be held by the funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.


Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of US banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US Government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.

Corporate Debt Securities. Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. Securities that are rated at least "BBB" by S&P or "Baa" by Moody's are generally described as investment-grade obligations.


Index Notes, Currency Exchange-Related Securities and Similar Securities. Each fund may purchase notes whose principal amount and interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument's issuance date to its maturity date. A fund may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. Each fund may also purchase principal exchange rate-linked securities and performance-indexed commercial paper. Each fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.


Leveraging Risk. The funds or the CIVs in which the funds invest are permitted to engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if a fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's securities. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the funds observe asset segregation requirements to cover their obligations with respect to derivative instruments.


Other Foreign Currency Exchange-Related Securities. Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound-denominated obligation issued by a US corporation.

Primary Risks. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund's decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to TAS's or the money manager's analysis of interest rates, issuer risk and other factors.

Foreign Government and International and Supranational Agency Debt Securities. Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include the International Bank for Reconstruction and Development ("World Bank"), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Loan Participations. A loan participation is an interest in a loan to a US corporation (the "corporate borrower") which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest. Any participation purchased by a fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.


Primary Risks. Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays, expenses and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the TIP Board or valuation committee determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the TIP Board.

Lower-Rated Debt Securities. Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of STF and not more than 10% of the other funds may be invested in debt securities that are rated below investment grade. TAS or the money managers of these funds will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. "Investment grade" means a rating of:


1.  for securities, "BBB" or better by S&P or "Baa" or better by Moody's,
2.  for bank obligations, "B" or better by Thomson Bankwatch,
3. for commercial paper, "A-1" or better by S&P or "Prime-1" or better by Moody's,
4.  for foreign bank obligations, similar ratings by IBCA Ltd., or
5.  if unrated, determined by the money manager to be of comparable quality.

See Appendix A for a description of security ratings.

Primary Risks. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.


Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or a period of rising interest rates, below investment grade issues may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time, and during periods of economic uncertainty the volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment grade securities may also be affected by legislative and regulatory developments.

Mortgage-Backed Debt Securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans (the "underlying assets"). The two most common forms are:

1. Mortgage pass-throughs, which represent ownership interests in the underlying assets. Principal repayments and interest on the underlying assets are distributed monthly to holders.
2. Collateralized mortgage obligations (CMOs), which represent debt obligations secured by the underlying assets.

Certain mortgaged-backed securities represent an undivided fractional interest in the entirety of the underlying assets (or in a substantial portion of the underlying assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the underlying assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying assets may cause the securities to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are typically backed by a pool of underlying assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, usually by the entity administering the underlying assets, to ensure that the receipt of payments on the underlying assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.


Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies and quality standards, consider whether such investments are appropriate.


The duration of a mortgage-backed security, for purposes of a fund's average duration restrictions, is computed based upon the expected average life of that security.


Primary Risks. Prepayments on mortgage-backed debt securities usually increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition, the obligors of the underlying assets may default on their payments, creating delays or loss of principal.


Non-Mortgage Asset-Backed Securities. Non-mortgage asset-backed securities are debt securities which represent ownership interests in various forms of consumer credit receivables.


Primary Risks. Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most importantly, these securities may not have the benefit of a security interest in underlying assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


Some forms of asset-backed securities are relatively new forms of investments. Although each fund will only invest in asset-backed securities believed to be liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.


Municipal Debt Securities. Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. "Private activity" bonds, including industrial development revenue bonds, are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are typically considered to have more potential risk than general obligation bonds.


Municipal obligations can have floating, variable, or fixed rates. Floating and variable rate obligations generally entail less interest rate risk than fixed rate obligations. Variable and floating rate obligations usually carry rights that permit a fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit and letters of credit, which will ordinarily be irrevocable, both of which are issued by domestic banks or foreign banks which have a branch, agency, or subsidiary in the United States. When considering whether an obligation meets a fund's quality standards, TAS and the money managers will look at the creditworthiness of the party providing the right to sell as well as the quality of the obligation itself.


The interest on private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax. Fund distributions which are derived from interest on municipal securities are taxable to members who are subject to tax in the same manner as distributions derived from interest on taxable debt securities.


Securities Denominated in Multi-National Currency Units or More than One Currency. Multi-national currency unit securities are tied to currencies of more than one nation, including securities denominated in the currency of one nation but issued by a governmental entity, corporation, or financial institution of another nation.


US Treasury and US Government Agency Securities. US Government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US Government securities include securities issued by instrumentalities of the US Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. US Government agency securities are instruments issued by instrumentalities established or sponsored by the US Government, such as Fannie Mae and Freddie Mac. While these securities are issued, in general, under the authority of an act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities.


Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody's or Standard & Poor's.

Zero Coupon Securities and Custodial Receipts. In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage firm. Once "stripped" or separated, the principal and coupons are sold separately. The principal, or "corpus," is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including: Treasury Income Growth Receipts ("TIGRS") and Certificate of Accrual on Treasuries ("CATS").] The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.


The US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). Under the STRIPS program, a purchaser's beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.

Primary Risks. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

INFLATION-LINKED SECURITIES. Inflation-linked bonds, such as the US Treasury Department's Treasury Inflation Protected Securities ("TIPS"), are linked to the inflation rate in the market of issuance. TIPS were first issued in 1997 and have been issued with maturities of 5, 10, and 30 years. The principal amount (payable at maturity) adjusts upward or downward every six months according to changes in the Consumer Price Index for Urban Consumers. The semi-annual interest payments are calculated as a fixed percentage of the inflation-adjusted principal amount. In addition to the US, other countries such as Australia, Canada, New Zealand, Sweden, and the United Kingdom issue inflation-linked bonds with features similar or identical to those of TIPS.

Primary Risks. In the event of deflation, the principal value of inflation-linked bonds may be adjusted downward, and as a result the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during a period of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The current market value of the bonds is not guaranteed and will fluctuate.

The TIPS market is smaller than that of US Treasury securities that are not inflation-linked, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

DERIVATIVE SECURITIES


Futures Contracts. Each fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed income securities, foreign currencies, or commodities, or based on financial indices including any index of common stocks, US Government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US Government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar.

US futures contracts have been designed by exchanges that have been designated as "contracts markets" by the CFTC and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a money manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation. If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the money manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio. Pursuant to an exemption from regulation by the CFTC, TIP is not deemed to be a "commodity pool operator" under the Commodity Exchange Act, and is not subject to registration or regulation as such under the Commodity Exchange Act. Therefore, the TIP funds may utilize futures without limitation for both hedging and speculative purposes.

Although futures contracts by their terms call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities, currency or commodity. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts. In accordance with Rule 17f-6 under the 1940 Act and as required by the rules of the CFTC, the funds maintain their margin accounts with the futures commission merchant. Maintaining the margin account with a futures commission merchant, rather than the funds' custodian bank, may make it more difficult for a fund to regain possession of the assets in the margin account in the event of the bankruptcy or insolvency of the futures commission merchant. The provisions of Rule 17f-6, which are included in the funds' contracts with any futures commission merchant, are designed to mitigate this risk.


At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on US exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. It is also possible that initial margin requirements may be increased in the future by regulators. An outstanding futures contract is valued daily, and the payment in cash of "variation margin" will be required, a process known as "marking to the market." Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

Primary Risks. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.


If predictions about the general direction of market movements, foreign exchange rates, or interest rates are incorrect, a fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.


A fund's ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to effect a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days.

Risks of Foreign Currency Futures Contracts. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Futures Contracts. The purchase of a put or call on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option's price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.


Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund's portfolio holdings.

Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. This is known as correlation risk.


Primary Risks. The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risk, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve additional liquidity risk. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close positions in such options is subject to the maintenance of a liquid secondary market. Therefore, a fund will not purchase or write options on foreign currency futures contracts unless and until, in TAS's or the money manager's opinion, the market for such options has developed sufficiently that the risks of such options are not greater than the risks of the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options on Foreign Currencies. Each fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the US dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the US dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, to sell at a future date a specified amount of a foreign currency at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Instead of purchasing a put option when it anticipates a decline in the dollar value of foreign securities due to adverse fluctuations in exchange rates, a fund could write a call option on the relevant currency. If the expected decline occurs, it is likely that the option will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of foreign securities to be acquired, a fund could write a put option on the relevant currency. If exchange rates move as expected, the put will expire unexercised, and the fund will have hedged such increased costs up to the amount of the premium.

Primary Risks. As in the case of other types of options, the benefit to a fund from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require them to forgo a portion or all of the benefits of advantageous changes in such rates.

The writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium and only if exchange rates move in the expected direction. If this movement does not occur, the option may be exercised, and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.


Options on Securities. The funds may purchase and sell both exchange-traded and OTC options on securities. Currently, although many options on equity securities and currencies are exchange-traded, options on debt securities are primarily traded in the OTC market.


Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed. This clearing organization, in effect, guarantees every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty with no clearing organization guarantee. Thus, when the fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option.

The writer of an exchange-traded option that wishes to terminate its obligation may do so by a "closing purchase transaction," i.e., buying an option of the same series as the option previously written. Options of the same series are options on the same underlying security or currency with the same expiration date and exercise price. Likewise, the holder of an option may liquidate a position by a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. In general, an OTC option may be closed out prior to expiration only by entering into an offsetting transaction with the same dealer.

A fund's transactions in options on securities and securities indices are governed by the rules and regulations of the respective exchanges, boards of trade, or other trading facilities on which the options are traded.


The funds will write only "covered" options. An option is covered if the fund owns an offsetting position in the underlying security or maintains cash, US Government securities, or other liquid securities with a value sufficient at all times to cover its obligations.


Primary Risks. The value of an option reflects, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security and interest rates. Successful use of options depends in part on the ability of TAS or the money manager to forecast future market conditions. Options purchased by a fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid plus related transaction costs.

The writer of a call option is obligated, upon its exercise, to sell the underlying securities or currency to the purchaser at the exercise price, thus losing the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The writer of a put option is obligated, upon its exercise, to purchase the underlying securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. Any losses are partially offset by the premium, which the writer retains regardless of whether the option is exercised.

A fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs. However, commissions and transaction costs of such hedging activities may be less than those associated with purchases and sales of the underlying securities or foreign currencies.


Risks of Exchange-Traded Options. A closing purchase or a closing sale transaction on an exchange-traded option can be made only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a fund, or trading in such options might be limited or halted by the exchange, thus making it impossible to effect closing transactions in particular options the fund owns. As a result, the fund would have to exercise the options in order to realize any profit. If the fund is unable to effect a closing purchase transaction in a secondary market in an option that the fund has written, it will not be able to sell the underlying security or currency until the option expires or it delivers the underlying security or currency upon exercise or otherwise covers its position.


Risks of OTC Options. Exchange-traded options generally have a continuous liquid market, whereas OTC options may not have one. A fund usually will be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes an OTC option, it generally will be able to close it out prior to expiration only by entering into a closing purchase transaction with the same dealer. Although a fund will enter into OTC options only with dealers who agree to enter into and who are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the fund is able to effect a closing purchase transaction in a covered OTC call option the fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. The inability to enter into a closing purchase transaction may result in material losses to the fund, for example, by limiting its ability to sell the underlying security while the option is outstanding. This may impair the fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In addition, if the counterparty becomes insolvent, the fund may be unable to liquidate an OTC option. Failure by the dealer to take delivery of the underlying securities would result in the loss of the premium paid by the fund as well as the loss of the expected benefit of the transaction. The funds will only purchase options from dealers determined to be creditworthy.


Risks of Foreign Currency Options. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the US options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Investors may be at a disadvantage by having to deal in an odd lot market (usually consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Interest Rate and Currency Swaps. An interest rate swap is an agreement to exchange the interest generated by a debt instrument held by a fund for the interest generated by a debt instrument held by a counterparty, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. The value of the positions underlying such transactions may not represent more than 15% of a fund's assets. The fund will maintain a segregated account in the amount of the accrued excess, if any, of its obligations over its entitlements with respect to each swap.

Equity or Total Return Swaps. Each fund may enter into equity swap contracts to invest in a particular market or issue (for example, a particular stock, an index of stocks, or interests in a commingled investment vehicle) without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise deemed impracticable or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm, or broker-dealer.


Equity swaps may be structured in different ways. For example, a counterparty may agree to pay a fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the equity security, plus the dividends or distributions that would have been received on that equity security. In these cases, a fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the fund on the equity swap contract would be the gain or loss on the notional amount plus dividends or distributions on the equity security, less the interest paid by the fund on the notional amount. In other cases, the counterparty and a fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in a different stock, index of stocks, or shares of a hedge fund.

A fund will generally enter into equity swaps on a net basis, such that the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a fund is contractually obligated to make. If the other party to an equity swap defaults, a fund's risk of loss consists of the net amount of payments that the fund is contractually entitled to receive, if any.


The fund may enter into liquidity or "put" agreements with the counterparty or a third party by which the fund will be entitled to sell, put, or otherwise cancel its obligations under a swap contract within no more than seven days' notice to the counterparty or third party. If the fund does not enter liquidity arrangements for a particular swap transaction, the transaction ordinarily would be considered "illiquid," and the value of a fund's positions underlying the transaction (i.e., the amount, if any, that the fund owes to the swap counter-party, net of the amount that the swap counter-party owes to the fund,) plus any collateral posted by the fund with respect thereto combined with all other "illiquid" investments, may not represent more than 15% of a fund's assets.


Commodity Swaps. Each fund may enter into commodity swap contracts to gain exposure to commodity markets without owning or taking physical custody of commodities. Commodity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to a commodity swap contract will typically be a bank, investment banking firm or broker dealer.

Primary Risks. Swaps are available only from a limited number of counterparties and involve counterparty credit risk.


When-Issued and Forward Commitment Securities. Each fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after trade date. No income accrues prior to delivery. When a fund enters into such a transaction, it must segregate on its or its custodian's books acceptable assets equal to the value of the when-issued or forward commitment securities. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.


Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.

Primary Risks. The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.


Cover for Strategies Using Derivative Instruments. Transactions using derivative instruments including but not limited to certain options, futures contracts, and options on futures contracts, expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, segregate cash or liquid securities on its or its custodian's books in the prescribed amount.

Assets used as cover or segregated on a fund's or its custodian's books cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or for segregation could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


OTHER INSTRUMENTS

Convertible Securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

Primary Risks. A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer's non-convertible senior debt securities to which they are usually subordinated.

Illiquid and Restricted Securities. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1.  OTC options;


2. repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days;


3.  loan participations;

4. securities without readily available market quotations, including interests in private commingled investment vehicles in which a fund might invest; and

5.  certain restricted securities.


Primary Risks. Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce substantial losses.


The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each fund's investment policy states that typically it will not purchase or sell OTC options if, as a result of such transaction, the sum of (1) the market value of OTC options currently outstanding held by the fund, (2) the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund, and (3) margin deposits on the fund's existing OTC options on futures contracts exceeds 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are illiquid or are not otherwise readily marketable.

This policy as to OTC options is not a fundamental policy of the funds and may be amended by the directors of TIP without the approval of TIP's or a fund's members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.



COMMINGLED INVESTMENT VEHICLES

The funds may, subject to limitations, invest a portion of their assets in securities issued by other commingled investment vehicles.


Other Registered Investment Companies. A fund may invest in the shares of another registered investment company, including exchange-traded funds, to the maximum amount permitted by law, or any relevant SEC exemptive relief, rule or interpretation and the fund's non-fundamental investment restrictions and policies. The funds will make such purchases only when no commission or profit beyond the customary broker's commission results. AS A SHAREHOLDER IN A REGISTERED INVESTMENT COMPANY, THE FUND WILL BEAR ITS RATABLE SHARE OF THAT INVESTMENT COMPANY'S EXPENSES, INCLUDING ITS ADVISORY AND ADMINISTRATION FEES.


Exchange Traded Funds (ETFs). ETFs are registered investment companies that are traded, like individual stocks, on an exchange. They represent baskets of securities that seek to track the performance of certain indices. The indices include broad-market indices as well as more specific indices, including those relating to particular sectors, countries, and regions. A fund may purchase or sell short ETF shares as an alternative to futures contracts, i.e., to obtain or reduce exposure to all or a portion of a stock market while maintaining flexibility to meet its liquidity needs.


Closed-End Investment Companies. Investments in closed-end funds may involve the payment of premiums above the net asset value of the issuers' portfolio securities. These investments are subject to limitations under the 1940 Act and are constrained by market availability (e.g., these investment companies are often "closed-end" companies that do not offer to redeem their shares directly). The funds do not intend to invest in such investment companies unless, in TAS's judgment, the potential benefits of such investments justify the payment of any applicable premium or sales charge. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.


Private Investment Funds. TAS may invest a portion of a fund's assets in securities issued by private investment funds. For example, TAS might elect to invest a portion of a fund's assets in an investment partnership whose manager TAS believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on a fund's behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other commingled investment vehicle. Investment by a fund in the securities of a private investment company is not subject to the limitation imposed on shares held by a fund in other registered investment companies but is subject to the 15% limitation on illiquid securities. The securities of a private investment company are generally illiquid, but may be deemed liquid by TIP's Board in accordance with its established guidelines. All or a portion of the funds' investment in Canyon Value Realization Fund, LP, a holding of MAF, and Freeman Fair Value Fund I LLP, a holding of MAF and USEF, were deemed liquid by TIP's Board.


Primary Risks. FUNDS THAT INVEST IN A CIV BEAR THEIR RATABLE SHARE OF EXPENSES AND ARE SUBJECT TO MANAGEMENT FEES, INCLUDING PERFORMANCE BASED FEES IN THE CASE OF CERTAIN PRIVATE INVESTMENT FUNDS. THESE FEES ARE REFLECTED AS A REDUCTION IN THE VALUE OF THE FUND'S HOLDING IN THE CIV. Because performance fees are based on the CIV's performance, not the TIP fund's, the TIP fund may pay performance fees even during a period when the TIP fund has a negative return. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(1) the market price of the ETF's shares may trade at a discount to the value of its underlying holdings; (2) an active trading market for an ETF's shares may not develop or be maintained; and (3) trading in an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO HOLDINGS INFORMATION

The TIP Board has adopted a policy governing the disclosure of a TIP fund's holdings of portfolio securities. The policy applies to TIP's officers and directors, employees of its investment advisor, money managers, administrator, fund accounting agent, custodian, distributor, and other service providers to TIP ("Fund Service Providers").

A fund's portfolio holdings information shall be released only (i) as required by applicable laws, rules or regulations, including in shareholder reports or other required filings; (ii) on its website, updated monthly and accessible to all members equally, generally no earlier than the seventh business day after such month's end; and (iii) pursuant to the policy. The policy provides for the selective disclosure of portfolio holdings information to third parties in advance of the public dissemination of such information in certain circumstances. The funds may enter into arrangements with third parties pursuant to which the funds will selectively disclose portfolio holdings information prior to the public dissemination of such information to such third parties on a regular basis. In addition, from time to time the funds may also selectively disclose portfolio holdings information to third parties, following a request by the third party submitted in writing, in circumstances where the funds' CCO (or his or designee) has determined that the fund has a legitimate business purpose for doing so. The attraction of additional assets to a fund will not in and of itself be deemed to be a legitimate business purpose of TIP. The determination to release the portfolio holdings information and conditions thereto will be documented and retained. In the limited instances where it is determined, pursuant to the policy, that selective disclosure of information about specific security holdings prior to public dissemination is appropriate (e.g., disclosure to a newly hired money manager or to a ratings agency), such release must be approved by a TIP officer and is conditioned upon receiving a written confidentiality agreement from the recipient prior to the dissemination of the information.

Any exceptions to the policy must be reported to the TIP Board quarterly. In addition, TIP's Chief Compliance Officer reports to the TIP Board on the operation of and compliance with the policy and any suggested revisions to the policy as part of the annual compliance review.


BROKERAGE DIRECTION AND OTHER PRACTICES

The debt securities in which TIP invests are traded primarily in the OTC market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. The spread is not included in the expenses of a fund and therefore is not subject to any expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if TAS or the money managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund's total return.

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, the funds' operating expense ratios may be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions is usually made by a money manager. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund under the circumstances, subject to specific directions from TIP or TAS. Securities ordinarily are purchased in their primary markets, and a money manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:

1.  the breadth of the market in the security,
2.  the price of the security,
3. the financial condition and execution capability of the broker or dealer, and
4. the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers or dealers TAS and the money managers are authorized to consider the "brokerage and research services," as defined in
Section 28(e) of the Securities Exchange Act of 1934, provided to the funds, to TAS, or to the money manager. TAS and the money managers may cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, TAS, or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.


For each year ended December 31, the funds paid brokerage commissions as follows:

                              2007            2006          2005
                              ----            ----          ----
Multi-Asset                $1,094,862       $911,928      $864,371
International Equity         $135,416       $192,523      $232,148
US Equity                    $118,627       $146,271      $142,574
Short-Term                         $0             $0            $0

The following chart shows the value of TIP's aggregate holdings of securities by issuer for TIP's regular brokers or dealers (as defined in the 1940 Act) as of December 31, 2007.

TIFF MULTI-ASSET FUND
State Street Bank and Trust Company                       $234,177,044
Citigroup, Inc.                                             $3,288,448
J.P. Morgan Chase & Co.                                     $1,200,375
Goldman Sachs & Co.                                           $946,220
Morgan Stanley & Co., Inc.                                    $817,894

TIFF INTERNATIONAL EQUITY FUND
State Street Bank and Trust Company                        $13,041,555

TIFF US EQUITY FUND
State Street Bank and Trust Company                        $16,911,339
J.P. Morgan Chase & Co.                                     $1,130,535
Goldman Sachs & Co.                                           $924,715
Morgan Stanley & Co., Inc.                                    $706,363

TIFF SHORT-TERM FUND
State Street Bank and Trust Company                           $151,000


TAX CONSIDERATIONS

The following summary of tax consequences does not purport to be complete. It is based on US federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each fund intends to continue to qualify annually and elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a fund must, among other things:


1. derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, net income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures, or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");

2. diversify its holdings so that at the end of each quarter of the fund's taxable year:
    (a) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), US Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and
    (b) not more than 25% of the value of the fund's total assets is invested in (other than US Government securities or the securities of other RICs) the securities of any one issuer, or in two or more "controlled" issuers in the same or similar trades or business, or in certain publicly traded partnerships; and


3. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any.

The US Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

If, for any taxable year, a fund does not qualify as a RIC, all of its taxable income will be taxed to the fund at corporate rates. For each taxable year that the fund qualifies as a RIC, it generally will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its members. In addition, to avoid a non-deductible 4% federal excise tax, the fund must distribute during each calendar year at least 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, at least 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. The fund intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional shares of the fund unless a member requests such distributions to be paid in cash. The fund will monitor its compliance with all of the rules set forth above.


TAX TREATMENT OF DISTRIBUTIONS. This discussion of the tax treatment of distributions is generally applicable with respect to members who are subject to income taxation. Dividends paid out of the fund's investment company taxable income will be taxable to the fund's members as ordinary income. If a portion of a fund's income consists of dividends paid by US corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a member's federal income tax liability) or as qualifying dividends for individual shareholders, as discussed below. Distributions of any net capital gains designated by the fund as capital gain dividends will generally be taxable to the members as long-term capital gains, regardless of how long they have held their fund shares, and are not eligible for the corporate dividends-received deduction. Members receiving distributions in the form of additional shares, rather than cash, will have a cash basis in each such share equal to the net asset value of a share of the fund on the reinvestment date.

A fully designated distribution of an amount in excess of a fund's current and accumulated earnings and profits will be treated by a member as a return of capital which is applied against and reduces the member's basis in its fund shares. To the extent that the amount of any such distribution exceeds the member's basis in its fund shares, the excess will be treated as gain from a sale or exchange of the shares.


A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a fund in October, November, or December with a record date in such a month and paid by the fund during January of the following calendar year. Such distributions will be taxable to members in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each fund will inform members of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales of shares and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period requirement with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the fund invests do not pay significant dividends on their shares, the fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.


TAX TREATMENT OF SHARE SALES. This discussion of the tax treatment of shares sales is generally applicable with respect to members who are subject to income taxation. Upon the sale or other disposition of shares of a fund or upon receipt of a distribution in complete liquidation of a fund, a member usually will realize a capital gain or loss which will be long term or short term, depending upon the member's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the member on a disposition of fund shares held by the member for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the member with respect to such shares.


TAX TREATMENT OF ZERO COUPON SECURITIES. Investments by a fund in zero coupon securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held. This is the case even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.

TAX TREATMENT OF HEDGING TRANSACTIONS. The taxation of equity options and OTC options on debt securities is governed by the Code section 1234.

Option Sales. The premium received by a fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the fund. If the fund enters into a closing transaction, the difference between the amount paid to close its position and the premium received is a short-term capital gain or loss. If a call option written by a fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be a capital gain or loss and will be long term or short term depending upon the holding period of the security.

Option Purchases. With respect to a put or call option purchased by a fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long term or short term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long term or short term, depending upon the holding period of the option. If the option is exercised, the premium, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a fund may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are usually treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment") regardless of the fund's actual holding period for the contract. Also, a section 1256 contract held by a fund at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gains or losses (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

A fund's hedging transactions may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the tax year in which such losses are realized. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations pertaining to the straddle rules have been implemented, the tax consequences to the funds for engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the funds which is taxed as ordinary income when distributed to members.

A fund may make one or more of the elections available under the Code that are applicable to straddles. If a fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under some of the elections may accelerate the recognition of gains or losses from the affected straddle positions. As a result, the amount of fund income distributed to members and taxed to them as ordinary income or long-term capital gains may be greater or lesser as compared to the amount distributed by a fund that did not engage in such hedging transactions.

TAX TREATMENT OF SHORT SALES. A fund will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain regardless of the period for which the fund held the security used to close the short sale.

Constructive Sales. Under certain circumstances, a fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year if certain conditions are met.

TAX TREATMENT OF PARTNERSHIP INVESTMENTS. The current position of the Internal Revenue Service generally is to treat a RIC, i.e., each fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner in applying the Qualifying Income Requirement and the asset diversification requirements set forth above for RICs. These requirements may limit the extent to which the funds may invest in partnerships, especially in the case of partnerships which do not primarily invest in a diversified portfolio of stocks and securities. Net income from certain qualified publicly traded partnerships is Qualifying Income.

TAX TREATMENT OF FOREIGN CURRENCY-RELATED TRANSACTIONS. Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues receivables or payables denominated in a foreign currency and the time the fund actually collects such receivables or pays such payables typically are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to members as ordinary income.

TAX TREATMENT OF PASSIVE FOREIGN INVESTMENT COMPANIES (PFIC). If a fund invests in stock of certain foreign investment companies, the fund may be subject to US federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the fund's holding period for the stock. The distribution or gain so allocated to any tax year of the fund, other than the tax year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the tax year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its members.

In lieu of being taxable in the manner described above, each fund may be able to make an election to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the fund's investment company taxable income and net capital gain which, to the extent distributed by the fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the fund. In order to make this election, a fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a fund may be able to elect to mark to market the fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. There can be no assurance that a fund will be able to make the above elections and a fund may possibly incur tax from investments in PFIC shares.


FOREIGN WITHHOLDING TAXES. Fund income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a fund's total assets at the close of its tax year consists of securities of foreign corporations, the fund will be eligible and may elect to "pass through" to the fund's members the amount of foreign taxes paid by the fund. Pursuant to this election, a member will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the fund and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its US federal income tax liability, subject to limitations. Each member will be notified within 60 days after the close of the fund's tax year whether the foreign taxes paid by the fund will "pass through" for that year. With the possible exceptions of MAF and IEF, it is not anticipated that the funds will be eligible to make this "pass-through" election. If a fund is not eligible to make the election to "pass through" to its members its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income, and distributions by the fund will be treated as US source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the member's US tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the fund's income flows through to its members. With respect to the funds, gains from the sale of securities will be treated as derived from US sources, and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt securities, receivables and payables) will be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the funds. Members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private non-profits will not be affected by any such "pass through" of foreign tax credits.


DEBT-FINANCED SHARES. If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as "debt-financed property" under the Code. In such event, part of all of any income or gain derived from the member's investment in those shares could constitute "unrelated business taxable income." Unrelated business taxable income in excess of $1,000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.

BACKUP WITHHOLDING. A fund may be required to withhold US federal income tax at the rate of 28% of all amounts distributed or deemed to be distributed as a result of the automatic reinvestment by the fund of its income and gains in additional shares of the fund, and all redemption payments made to members who:

1.  fail to provide the fund with their correct taxpayer identification numbers,
2.  fail to make required certifications, or
3. who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a member's US federal income tax liability. Corporate members and certain other members (including organizations exempt from federal income taxation under Code section 501(a)) are exempt from such backup withholding.


INVESTMENT IN TAXABLE MORTGAGE POOLS (EXCESS INCLUSION INCOME). A fund may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, "taxable mortgage pools." Under a Notice recently issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund's income from a U.S. REIT that is attributable to the REIT's residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. While the funds' manager does not intend on behalf of the funds to invest in U.S. REITs, a substantial portion of the assets of which generates excess inclusion income, there can be no assurance that a fund will not allocate to shareholders excess inclusion income.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the fund's manager is awaiting further guidance from the IRS on how these rules are to be implemented.

STATE, LOCAL AND FOREIGN TAX CONSIDERATIONS. A fund may be subject to state, local, or foreign taxes in any jurisdiction in which the fund may be deemed to be doing business. In addition, members of a fund may be subject to state, local, or foreign taxes on distributions from the fund. In many states, fund distributions which are derived from interest on certain US Government obligations may be exempt from taxation.

FOREIGN INVESTORS. Fund shares are generally not sold outside the United States. Foreign investors should be aware that U.S. withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid U.S. backup withholding and claim any treaty benefits and estate taxes may apply to any investment in the Fund.

THIS DISCUSSION OF "TAX CONSIDERATIONS" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.


MEMBER INFORMATION


MEMBER ACCOUNT RECORDS. State Street, TIP's transfer agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are mailed to each member. Members also receive monthly account statements, which reflect share balances, as well as transaction activity for the period.

REQUESTS THAT MUST BE IN WRITING. TIP will require that a member provide requests in writing accompanied by a valid Medallion(R) signature guarantee when changing certain information in an account, including wiring instructions. TIP, TAS, and State Street will not be responsible for confirming the validity of written or telephonic requests.

INITIAL INVESTMENT. Organizations seeking to invest through TIP are asked to complete an account application, available through TAS. The completed application is submitted to TAS for review before funds are wired to TIP. Members must also submit proof of their tax exempt status or other documentation as may be requested to document the organization's ability to invest. Detailed wiring instructions are provided on the account application.

ADDITIONAL ELIGIBILITY INFORMATION. In addition to the eligibility criteria described in the Prospectus, because of the nature of performance fee arrangements utilized by MAF, IEF, and USEF, shares of these funds are available only to members that invest at least $750,000 in the TIP mutual funds, have a net worth in excess of $1.5 million, or otherwise meet the requirements of Rule 205-3 of the Investment Advisers Act of 1940.


SUBSEQUENT INVESTMENTS. In many cases, organizations may make additional purchases in existing accounts or increase the number of funds in which they invest by contacting TAS by phone. To ensure that the transaction can occur on the date preferred by the organization, TAS should be provided with as much advance notice as possible. Under certain circumstances, TAS may ask a member organization to verify or supplement the information in the account application that is on file.

MEMBER VOTING RIGHTS AND PROCEDURES. Each member has one vote in director elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory and manager agreements with TAS and the money managers, respectively, and the submission of changes of fundamental investment policies of a fund, will require the affirmative vote of a majority of the members of such fund. The election of TIP's Board is voted upon by members on a TIP-wide basis. TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP's or a fund's operation and for the election of directors under certain circumstances. Members may remove directors at a special meeting. A special meeting of TIP shall be called by the directors upon written request of members owning at least 10% of TIP's outstanding shares.


FINANCIAL REPORTS. Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning TIP or its money managers from TAS.


MARKET AND MANAGER COMPARISONS. TIP may also from time to time compare its funds' returns and expense ratios to relevant market indices and manager or mutual fund averages, such as those reported by Morningstar, Lipper Analytical Services, Valueline, or other similar services.

DETERMINATION OF NET ASSET VALUE


BUSINESS DAYS. Currently, there are 11 holidays during the year which are not business days: New Year's Day, Dr. Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. TIP will not accept purchase or redemption orders on these holidays, or on any other day the New York Stock Exchange ("NYSE") and/or the Federal Reserve Bank of New York are closed, or the funds are closed as permitted by the SEC.


NET ASSET VALUE. The net asset value per share is determined by dividing the total market value of each fund's investments and other assets, less any liabilities, by the total outstanding shares and adjusting to the nearest cent. Net asset value per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day. NAV may be calculated earlier if trading on the NYSE is restricted, the Federal Reserve Bank of New York closes, or as permitted by the SEC.


CALCULATING AN INDIVIDUAL SECURITY'S VALUE. Securities listed on a US securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time at which such securities are valued. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into US dollars at the mean price of such currencies against US dollars as provided by an independent pricing supplier. All fund securities listed on Nasdaq for which market quotations are available are valued at the Nasdaq official closing price on the day the valuation is made. All fund securities, other than securities listed on Nasdaq, for which OTC market quotations are readily available (including asset-backed securities) are valued at the latest bid price (ask for shorts). Deposits and repurchase agreements are valued at their cost plus accrued interest unless TAS or the money manager whose segment of a fund owns them determines in good faith, under procedures established by and under the general supervision of TIP's Board, that such value does not approximate the fair value of such assets. Positions (e.g., futures and options) listed or traded on an exchange are valued at their last sale price on that exchange or, if there were no sales that day for a particular position, at the closing bid price. Unlisted securities and listed US securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the ask prices nor less than the bid prices. If the value of a security has been materially affected by events occurring after the close of an exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a fund calculates its NAV, and that the market quotations for that security are unreliable, a fund may use fair-value pricing instead. The value of other assets is determined in good faith by TAS (or the money manager whose segment of the fund owns them) at fair value under procedures established by and under the general supervision of TIP's Board.


ADDITIONAL SERVICE PROVIDERS


ADMINISTRATOR. State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, MA 02116, serves as the custodian, administrator, and transfer agent. As custodian, State Street may employ sub-custodians outside the United States. On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of Investors Bank, and Investors Bank was merged with and into State Street, a subsidiary of State Street Corporation. As a result, State Street, as successor by merger to Investors Bank, now serves as custodian, fund accounting agent, transfer agent, administrator and dividend-paying agent to TIP.

FUTURES CONTRACT CUSTODIAN. Goldman Sachs & Co. ("Goldman"), 85 Broad Street, New York, New York 10004, is a futures commission merchant and serves as custodian of TIP's assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Goldman receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Bear, Stearns Securities Corp. ("Bear"), 2 Broadway, New York, New York 10004, is a futures commission merchant and serves as custodian of TIP's assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2006 and Bear receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

CHIEF COMPLIANCE OFFICER. The TIP Board has designated William E. Vastardis as TIP's Chief Compliance Officer and has contracted with Vastardis Compliance Services, LLC ("VCS"), 41 Madison Avenue, 30th Floor, New York, NY 10010, to provide services with respect to the monitoring of TIP's compliance program pursuant to Rule 38a-1 under the 1940 Act. For these services, TIP pays VCS a monthly fee, plus any out-of-pocket expenses. Each fund pays a pro rata portion of the fees based on its share of TIP's net assets. TIP's Board approved these arrangements at a meeting on December 10, 2007. At its meeting on March 24, 2008, the TIP Board approved Christian A. Szautner as Chief Compliance Officer of TIP, effective as of July 1, 2008.

LEGAL COUNSEL. Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, is TIP's legal counsel, for which it is compensated directly by TIP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Philadelphia, PA 19103, serves as TIP's independent registered public accounting firm.


FINANCIAL STATEMENTS


The funds' audited Financial Statements, including the Financial Highlights, for the year ended December 31, 2007, appearing in the Annual Report to members and the report thereon of Ernst & Young LLP, independent registered public accounting firm, appearing therein, are hereby incorporated by reference in this SAI.


DESCRIPTION OF INDICES

OVERVIEW. This describes the various indices referenced in the Prospectus and SAI. The indices described below will be used to gauge the performance of individual funds and individual money managers, with certain money managers' fees tied directly to the money managers' returns relative to the returns produced by their respective indices (hereinafter referred to as "benchmarks"). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.


EXPLANATION OF HOW INDICES WILL BE USED. The following below denotes the indices relevant to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds that employ them.

FUND/MONEY MANAGER                                INDEX
TIFF MULTI-ASSET FUND                             INFLATION + 5% AND CONSTRUCTED INDEX (described in Prospectus)
Aronson+Johnson+Ortiz, LP                         S&P 500 Index
Brookfield Redding LLC                            MSCI US REIT Index
Marathon Asset Management LLP                     MSCI All Country World Index
Shapiro Capital Management LLC                    Russell 2000 Index
Smith Breeden Associates, Inc.                    Citigroup 10-year US Treasury Index and
                                                     10-year Treasury Inflation Protected Security
Westport Asset Management, Inc.                   Russell 2000 Index

TIFF INTERNATIONAL EQUITY FUND                    MSCI ALL COUNTRY WORLD EX US INDEX
Marathon Asset Management LLP                     MSCI All Country World ex US Index

TIFF US EQUITY FUND                               DOW JONES WILSHIRE 5000 COMPOSITE INDEX
Aronson+Johnson+Ortiz, LP                         S&P 500 Index
Shapiro Capital Management LLC                    Russell 2000 Index
Westport Asset Management, Inc.                   Russell 2000 Index

TIFF SHORT-TERM FUND                              MERRILL LYNCH 6-MONTH US TREASURY BILL INDEX
                                                  Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for the fund employing such arrangements is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although the USEF's overall benchmark is the Dow Jones Wilshire 5000, the fund's large cap specialist may invest substantially all of its segment of the fund in such securities that are significantly larger in market capitalization than the Dow Jones Wilshire 5000 average, and it is both fairer to this money manager and in the fund's best interests to tie this money manager's fees to its performance relative to the S&P 500 rather than to the Dow Jones Wilshire 5000. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of the funds that employ them may mean that some managers will receive relatively high fees even if the funds that employ them underperform their overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that a given fund will fail to meet its performance objective. Each fund seeks to produce total returns net of all expenses that exceed those of its performance benchmark.


EXPLANATION OF "CAPITALIZATION WEIGHTING." Several of the indices described below are "capitalization weighted." Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as "capitalization") so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term "capitalization weighting" is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue's weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as "market value weighting."


TIFF MULTI-ASSET FUND BENCHMARK. MAF's primary objective is to produce an inflation-adjusted return of 5% or more over the long term. To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against a constructed index comprising 53% MSCI All Country World Index; 15% 3-month Treasury bill plus 4% per annum; 10% 10-year US Treasury Inflation Protected Security; 7% global resource-related stocks (comprising 50% MSCI Energy, 30% MSCI Metals & Mining and 20% MSCI Paper & Forest Products); 5% Citigroup 10-year Treasury Index; 4% DJ AIG Commodity Total Return Index less 1% per annum; 3% Merrill Lynch High Yield Master II Constrained Index; and 3% Morgan Stanley REIT Index.

COMMON STOCK INDICES

MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index. The MSCI All Country World Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of 2008, the MSCI All Country World Index consisted of companies traded on stock markets in 48 countries. The weighting of the index by country is indicated in the exhibit entitled MSCI Country Weights that follows. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries. Changes in the index will be announced when made.

MSCI All Country World ex US Index. Similar to the MSCI All Country World Index, the MSCI All Country World ex US Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of 2008, the MSCI All Country World ex US Index consisted of companies traded on stock markets in 47 countries. The MSCI All Country World ex US Index is used as the performance benchmark for IEF because, in the opinion of TIP's Directors, it represents the universe of non-US stocks in which a properly diversified group of active international equity managers of the type TAS seeks to assemble invest.


MSCI EAFE Index. The MSCI EAFE Index has been developed by Morgan Stanley Capital International, Inc. ("MSCI") as an equity benchmark for international stock performance. The MSCI EAFE Index is a capitalization-weighted index that includes stocks from developed markets in Europe, Australasia, and the Far East.

US COMMON STOCK INDICES


Russell 2000 Index. The Russell 2000 Index is a capitalization-weighted index that consists of the smallest 2000 companies in the Russell 3000 Index, which is composed of 3000 large US companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable US equity market. The largest company in the index had an approximate market capitalization of $3.7 billion. The market capitalization of each security is adjusted for private holdings and cross-ownership to determine its weight in the index. This method counts only the "investable" portion of the universe, i.e., that segment in which investors can freely transact shares. Only common stocks belonging to corporations domiciled in the US and its territories are eligible for inclusion in these Russell indices.


S&P 500 Index. The S&P 500 Index is a capitalization-weighted index intended to portray the total return produced by a representative group of US common stocks. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation, and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest US publicly traded companies. Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximate the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must, in general, be responsive to changes in industry affairs. The formula adopted by Standard & Poor's is generally defined as a "base-weighted aggregate" expressed in relatives with the average value for the base period (1941-1943) equal to 10. These group values are expressed as a relative, or index number, to the base period (1941-1943) market value.


Dow Jones Wilshire 5000 Composite Index. The Dow Jones Wilshire 5000 Composite Index is a capitalization-weighted index which consists of all US common stocks that trade on a regular basis on either the New York or American Stock Exchanges or on the Nasdaq OTC market. The stocks in this index include the large-capitalization stocks that comprise the S&P 500 Index as well as the medium- and small-capitalization companies that comprise the Dow Jones Wilshire 4500 Index. The Dow Jones Wilshire 5000 is used as the performance benchmark for USEF because, in the opinion of TIP's Directors, it represents the universe of stocks in which most active domestic equity managers invest and is representative of the performance of publicly traded domestic equities most institutional investors purchase. The capitalization of the index is approximately 80.54% NYSE, 0.36% AMEX, and 19.10% Nasdaq.


BOND INDICES

10-year Treasury Inflation Protected Securities. Treasury inflation protected securities are issued by the US Treasury Department. The principal value of these securities is indexed to the Consumer Price Index. The principal value increases in inflationary periods and decreases in deflationary periods. While semi-annual coupon payments are based on the adjusted principal value, the principal adjustment is paid only at maturity. Should deflation occur during the life of the security, the US Treasury Department guarantees that the maturity value of the security will not be less than 100% of its face value.

Merrill Lynch US High Yield Master II Constrained Index. This index tracks the performance of below investment-grade, US dollar-denominated corporate bonds publicly issued in the US domestic market. Yankee bonds are included in the index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating; 144A issues are not included until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. The index limits the portion represented by any single issuer to not more than two percent.


Citigroup 10-year Treasury Index. This index measures the total return for the current 10-year "on the run" Treasuries. The index is reconstituted monthly and includes Treasuries that have been in existence the entire month. As of December 31, 2007, the modified duration of the index was 7.98 years.


REAL ESTATE INDICES


MSCI US REIT Index. The MSCI REIT Index is a capitalization-weighted, total return index comprising the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index began on December 31, 1994, and is reconstituted quarterly. At December 31, 2007, the dividend yield of the index was 4.9%.


SHORT-TERM INDICES

Merrill Lynch 3-month US Treasury Bill Index. The 3-month US Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month-end) date. While the index will often hold the Treasury bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected.

Merrill Lynch 6-month US Treasury Bill Index. The 6-month US Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the rebalancing (month-end) date. While the index will often hold the Treasury bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year bill to be selected.


Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points. The STF will utilize, as a supplemental index, the Merrill Lynch 6-month US Treasury Bill Index minus 50 basis points to illustrate how closely the STF is operating in accordance with its mandate (i.e., to track as closely as possible, gross of fees and expenses, the Merrill Lynch 6-month US Treasury Bill Index). The 50 basis point deduction from that index is intended to reflect the impact of operating expenses and trading costs on returns on a portfolio of short-term US Government securities.


COMMODITY INDICES

DJ AIG Commodity Total Return Index. The DJ AIG Commodity Total Return Index comprises futures contracts on 20 exchange-traded physical commodities. The Index's composition is based on contract liquidity and dollar-adjusted historical commodity production volumes adjusted as need to limit exposure to any single commodity at rebalancing dates to a minimum of 2% and a maximum of 15%. Moreover, no commodity sector (e.g., agriculture, industrial, etc.) may represent more than one-third of the Index's weight at rebalancing dates.

APPENDIX A -- QUALITY RATING DESCRIPTIONS

STANDARD & POORS CORPORATION

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB AND LOWER. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Municipal notes issued since July 29, 1984, are designated "SP-1," "SP-2," or "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign is added to those issues determined to possess overwhelming safety characteristics.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2. The capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

MOODY'S INVESTORS SERVICE, INC.

AAA. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, foreseeable changes are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or because fluctuations of protective elements may be of greater amplitude, or because there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B AND LOWER. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of great importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality, enjoying strong protection, whether from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

FITCH IBCA/DUFF & PHELPS/THOMSON BANKWATCH

Fitch's long-term ratings are designed to assess a bank's exposure to, appetite for, and management of risk, and thus represent Fitch's view on the likelihood that a bank would run into significant difficulties such that it would require financial support.

A. A very strong bank. Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

B. A strong bank. There are no major concerns regarding the bank.
Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

C. An adequate bank which, however, possesses one or more troublesome aspects. There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

D. A bank which has weaknesses of internal or external origin. There are concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment, or prospects.

E. A bank with very serious problems which either requires or is likely to require external support.

In addition, Fitch uses gradations among these five ratings, i.e., A/B, B/C, C/D, and D/E.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1. Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3. Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

APPENDIX B -- PROXY VOTING POLICIES AND PROCEDURES


Preface. In January 2003, the SEC adopted a new rule that requires registered investment advisors that have voting authority over client securities to adopt written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of the clients. The purpose of the rule is to ensure that registered advisors satisfy their fiduciary obligations to their clients and avoid material conflicts of interest when voting proxies.

Policy. Pursuant to this rule, the TIFF Investment Program (TIP) board adopted the following policy with respect to the voting of proxies on securities held by the funds:

o In general, the funds will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services (ISS), except in "share blocking" countries as discussed below. ISS is a leading provider of proxy voting and corporate governance services, serving approximately 950 institutional and corporate clients throughout North America and Europe. ISS analyzes proxies and issues informed research and objective vote recommendations for more than 10,000 US and 12,000 non-US shareholder meetings each year. A number of TIP money managers are ISS clients.

o ISS posts its recommendations on its "VoteX" Website in advance of a vote deadline. TIFF Advisory Services (TAS) monitors all pending votes, paying particular attention to categories 4, 5, and 6, i.e., those that are more material in nature. The ISS category definitions are summarized as follows:

    1. Election of directors (except for proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business

    2. Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund)

    3.  Compensation plans

    4. Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director and officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements

    5. Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring

    6.  Proxy contests

o   TAS votes all proxies in conformity with ISS recommendations, except that:

    o A money manager that is an ISS client may challenge an ISS recommendation it disagrees with by communicating in writing (which may take the form of an email) to TAS. Because money managers that are not ISS clients do not have access to the ISS recommendations, these managers may recommend a vote for or against a proxy item by communicating in writing (which may take the form of an email) to TAS. Where the challenge arrives or is resolved after the cutoff date as it applies to TAS, votes may be handled manually and are therefore on a best efforts basis.

    o The manager's written communication must explain the manager's reasons for wishing to vote the proxy against the ISS recommendation. The manager should also state if it believes that there are any potential conflicts of interest in connection with the proxy vote.

    o TAS will evaluate the manager's arguments and either grant or deny the manager's request. TAS will not accept a manager's request to depart from an ISS recommendation in any case in which TAS believes such a departure would represent a material conflict of interest between TAS or the money manager and TIP.

    o Given TAS's position that the inherent risks associated with voting in a share blocking country may outweigh the benefits of acting on a manager's recommendation to vote the issue, TAS will abstain from votes in a share blocking country unless a money manager requests in writing that TAS vote on an issue. In such case, TAS will vote only those shares held in that manager's portfolio and will abstain from voting shares of the security held by other managers. The manager whose shares are voted recognizes it will be subject to any regulations or limitations placed on those shares.

    o TAS may refrain from voting a particular proxy when TAS concludes that the costs associated with voting that proxy may outweigh the potential benefits to the TIP portfolios (e.g., certain cases of share blocking issues as discussed above).

    o Records of all proxy votes are archived with Votex. TIP maintains written records of all proxy summaries, and any money manager challenges to an ISS recommendation for a period of six years, the first two years in an easily accessible place.

    o Notwithstanding the foregoing, TAS may depart from ISS recommendations anytime it concludes that it is in the best interest of the shareholders. TIP will maintain a written record of each such departure. This record shall include an affirmation that the departure does not represent a conflict of interest between the funds and TAS.

This policy was communicated in writing to the money managers in accordance with SEC regulations.

APPENDIX C -- PORTFOLIO MANAGERS

Other Accounts Managed (as of 12/31/2007)

-------------------------------------------------------------------------------------------------------------------------------
Portfolio Managers                              RICs                        Pooled Funds                  Other Accounts
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Assets                    Total Assets                    Total Assets
                                        Number     of Accounts         Number      of Accounts        Number       of Accounts
                                          of         Managed             of          Managed            of           Managed
                                       Accounts     ($million)        Accounts      ($million)       Accounts       ($million)
-------------------------------------------------------------------------------------------------------------------------------
MULTI-ASSET
-------------------------------------------------------------------------------------------------------------------------------
       Aronson+Johnson+Ortiz*
-------------------------------------------------------------------------------------------------------------------------------
              Theodore Aronson            15          $4,710             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              Kevin Johnson               15          $4,710             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              Martha Ortiz                15          $4,710             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              Gina Marie Moore            15          $4,710             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              R. Brian Wenzinger          15          $4,710             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
       Brookfield  Redding LLC
-------------------------------------------------------------------------------------------------------------------------------
              Kim Redding                 0             $0               13           $1,661            13              $683
-------------------------------------------------------------------------------------------------------------------------------
              Jason Baine                 0             $0               13           $1,661            13              $683
-------------------------------------------------------------------------------------------------------------------------------
              Bernhard Krieg              0             $0               13           $1,661            13              $683
-------------------------------------------------------------------------------------------------------------------------------
       Marathon
-------------------------------------------------------------------------------------------------------------------------------
              Jeremy Hosking              1           $1,600             5            $4,100            33            $10,800
-------------------------------------------------------------------------------------------------------------------------------
              Neil Ostrer                 2           $1,400             3            $2,400            41            $20,000
-------------------------------------------------------------------------------------------------------------------------------
              William Arah                2           $1,400            47            $4,300            35            $20,200
-------------------------------------------------------------------------------------------------------------------------------
              Charles Carter              0              0               2             $100              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Mondrian
-------------------------------------------------------------------------------------------------------------------------------
              Elizabeth Desmond           6           $4,582             1            $2,991            24             $9,663
-------------------------------------------------------------------------------------------------------------------------------
              Nigel May                   2            $571              5             $425             18             $7,243
-------------------------------------------------------------------------------------------------------------------------------
              Brendan Baker               1             $56              1             $113              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Shapiro
-------------------------------------------------------------------------------------------------------------------------------
              Samuel Shapiro              0             $0               0              $0             116*           $2,615*
-------------------------------------------------------------------------------------------------------------------------------
              Michael McCarthy            0             $0               0              $0             116*           $2,615*
-------------------------------------------------------------------------------------------------------------------------------
              Louis Shapiro               0             $0               0              $0             116*           $2,615*
-------------------------------------------------------------------------------------------------------------------------------
       Smith Breeden
-------------------------------------------------------------------------------------------------------------------------------
              Timothy Rowe                1            $904              4             $619             15             $6,500
-------------------------------------------------------------------------------------------------------------------------------
              Robert Aufdenspring         4           $1,700             1              $75              8             $3,700
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa               3            $785              3            $2,875             0               $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike              3            $785              1              $1               0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Wellington
-------------------------------------------------------------------------------------------------------------------------------
              James Bevilacqua            4           $15,824            25           $14,350            4              $749
-------------------------------------------------------------------------------------------------------------------------------
              Karl Bandtel                4           $15,824            25           $14,213            4              $749
-------------------------------------------------------------------------------------------------------------------------------
       Westport
-------------------------------------------------------------------------------------------------------------------------------
              Andrew Knuth                2           $1,307             1              $63             23             $1,373
-------------------------------------------------------------------------------------------------------------------------------
              Edmund Nicklin              2           $1,366             0              $0              24             $1,378
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
       Marathon
-------------------------------------------------------------------------------------------------------------------------------
              Jeremy Hosking              2           $1,900             5            $4,100            33            $10,800
-------------------------------------------------------------------------------------------------------------------------------
              Neil Ostrer                 1           $1,200             3            $2,400            41            $20,000
-------------------------------------------------------------------------------------------------------------------------------
              William Arah                1           $1,200            47            $4,300            35            $20,200
-------------------------------------------------------------------------------------------------------------------------------
              Charles Carter              0              0               2             $100              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Mondrian
-------------------------------------------------------------------------------------------------------------------------------
              Elizabeth Desmond           6           $4,582             1            $2,991            24             $9,663
-------------------------------------------------------------------------------------------------------------------------------
              Hamish Parker               2            $799              0              $0              21             $6,956
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa               3           $2,835             3            $2,875             0               $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike              3           $2,835             1              $1               0               $0
-------------------------------------------------------------------------------------------------------------------------------
US EQUITY
-------------------------------------------------------------------------------------------------------------------------------
       Aronson+Johnson+Ortiz*
-------------------------------------------------------------------------------------------------------------------------------
              Theodore Aronson            15          $4,713             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              Kevin Johnson               15          $4,713             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              Martha Ortiz                15          $4,713             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              Gina Marie Moore            15          $4,713             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
              R. Brian Wenzinger          15          $4,713             23           $4,762            106           $17,847
-------------------------------------------------------------------------------------------------------------------------------
       Shapiro
-------------------------------------------------------------------------------------------------------------------------------
              Samuel Shapiro              0             $0               0              $0             116*           $2,615*
-------------------------------------------------------------------------------------------------------------------------------
              Michael McCarthy            0             $0               0              $0             116*           $2,615*
-------------------------------------------------------------------------------------------------------------------------------
              Louis Shapiro               0             $0               0              $0             116*           $2,615*
-------------------------------------------------------------------------------------------------------------------------------
       Westport
-------------------------------------------------------------------------------------------------------------------------------
              Andrew Knuth                2           $1,307             1              $63             23             $1,373
-------------------------------------------------------------------------------------------------------------------------------
              Edmund Nicklin              2           $1,366             0              $0              24             $1,378
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa               3           $2,668             3            $2,875             0               $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike              3           $2,668             1              $1               0               $0
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa               3           $2,909             3            $2,875             0               $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike              3           $2,909             1              $1               0               $0
-------------------------------------------------------------------------------------------------------------------------------

* Aronson+Johnson+Ortiz takes a team approach to portfolio management. The five individuals listed above manage all the firm's portfolios across all strategies.
** As of December 31, 2007, the Shapiro Capital Management LLC team managed the above listed "Other Accounts."

Other Accounts Managed with a Performance-Based Advisory Fee (as of 12/31/2007)

-------------------------------------------------------------------------------------------------------------------------------
Portfolio Managers                              RICs                        Pooled Funds                  Other Accounts
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Assets                    Total Assets                    Total Assets
                                        Number     of Accounts         Number      of Accounts        Number       of Accounts
                                          of         Managed             of          Managed            of           Managed
                                       Accounts     ($million)        Accounts      ($million)       Accounts       ($million)
-------------------------------------------------------------------------------------------------------------------------------
MULTI-ASSET
-------------------------------------------------------------------------------------------------------------------------------
       Aronson+Johnson+Ortiz*
-------------------------------------------------------------------------------------------------------------------------------
              Theodore Aronson             1            $55               6            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              Kevin Johnson                1            $55               6            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              Martha Ortiz                 1            $55               6            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              Gina Marie Moore             1            $55               6            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              R. Brian Wenzinger           1            $55               6            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
       Brookfield Redding LLC
-------------------------------------------------------------------------------------------------------------------------------
              Kim Redding                  0            $0                2            $367             4              $411
-------------------------------------------------------------------------------------------------------------------------------
              Jason Baine                  0            $0                2            $367             4              $411
-------------------------------------------------------------------------------------------------------------------------------
              Bernhard Krieg               0            $0                2            $367             4              $411
-------------------------------------------------------------------------------------------------------------------------------
       Marathon
-------------------------------------------------------------------------------------------------------------------------------
              Jeremy Hosking               1          $1,600              2           $2,300            10            $3,100
-------------------------------------------------------------------------------------------------------------------------------
              Neil Ostrer                  1           $200               0             $0              12            $5,000
-------------------------------------------------------------------------------------------------------------------------------
              William Arah                 1           $200               2           $1,200            9             $5,200
-------------------------------------------------------------------------------------------------------------------------------
              Charles Carter               0            $0                2            $100             0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Mondrian
-------------------------------------------------------------------------------------------------------------------------------
              Elizabeth Desmond            0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
              Nigel May                    0            $0                0             $0              1              $473
-------------------------------------------------------------------------------------------------------------------------------
              Brendan Baker                0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Shapiro
-------------------------------------------------------------------------------------------------------------------------------
              Samuel Shapiro               0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
              Michael McCarthy             0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
              Louis Shapiro                0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Smith Breeden
-------------------------------------------------------------------------------------------------------------------------------
              Timothy Rowe                 0            $0                0             $0              6             $2,800
-------------------------------------------------------------------------------------------------------------------------------
              Robert Aufdenspring          0            $0                0             $0              4             $2,300
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa                0            $0                2           $2,874            0               $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike               0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Wellington
-------------------------------------------------------------------------------------------------------------------------------
              James Bevilacqua             1         $13,208              12          $7,915            0               $0
-------------------------------------------------------------------------------------------------------------------------------
              Karl Bandtel                 1         $13,208              12          $7,915            0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Westport
-------------------------------------------------------------------------------------------------------------------------------
              Andrew Knuth                 0            $0                1             $63             6              $544
-------------------------------------------------------------------------------------------------------------------------------
              Edmund Nicklin               0            $0                0             $0              6              $544
-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------------
       Marathon
-------------------------------------------------------------------------------------------------------------------------------
              Jeremy Hosking               2          $1,900              2           $2,300            10            $3,100
-------------------------------------------------------------------------------------------------------------------------------
              Neil Ostrer                  0            $0                0             $0              12            $5,000
-------------------------------------------------------------------------------------------------------------------------------
              William Arah                 0            $0                2           $1,200            9             $5,200
-------------------------------------------------------------------------------------------------------------------------------
              Charles Carter               0            $0                2            $100             0               $0
-------------------------------------------------------------------------------------------------------------------------------
       Mondrian
-------------------------------------------------------------------------------------------------------------------------------
              Elizabeth Desmond            0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
              Hamish Parker                0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa                0            $0                2           $2,874            0               $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike               0            $0                0             $0              0               $0
-------------------------------------------------------------------------------------------------------------------------------

* Aronson+Johnson+Ortiz takes a team approach to portfolio management. The five individuals listed above manage all the firm's portfolios across all strategies.

-------------------------------------------------------------------------------------------------------------------------------
Portfolio Managers                              RICs                        Pooled Funds                  Other Accounts
-------------------------------------------------------------------------------------------------------------------------------
                                                   Total Assets                    Total Assets                    Total Assets
                                        Number     of Accounts         Number      of Accounts        Number       of Accounts
                                          of         Managed             of          Managed            of           Managed
                                       Accounts     ($million)        Accounts      ($million)       Accounts       ($million)
-------------------------------------------------------------------------------------------------------------------------------
US EQUITY
-------------------------------------------------------------------------------------------------------------------------------
       Aronson+Johnson+Ortiz*
-------------------------------------------------------------------------------------------------------------------------------
              Theodore Aronson             1             $55             46            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              Kevin Johnson                1             $55             46            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              Martha Ortiz                 1             $55             46            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              Gina Marie Moore             1             $55             46            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
              R. Brian Wenzinger           1             $55             46            $477             48            $5,384
-------------------------------------------------------------------------------------------------------------------------------
       Shapiro
-------------------------------------------------------------------------------------------------------------------------------
              Samuel Shapiro               0             $0               0             $0               0              $0
-------------------------------------------------------------------------------------------------------------------------------
              Michael McCarthy             0             $0               0             $0               0              $0
-------------------------------------------------------------------------------------------------------------------------------
              Louis Shapiro                0             $0               0             $0               0              $0
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa                0             $0               2           $2,874             0              $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike               0             $0               0             $0               0              $0
-------------------------------------------------------------------------------------------------------------------------------
       Westport
-------------------------------------------------------------------------------------------------------------------------------
              Andrew Knuth                 0             $0               1             $63              6             $544
-------------------------------------------------------------------------------------------------------------------------------
              Edmund Nicklin               0             $0               0             $0               6             $544
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM
-------------------------------------------------------------------------------------------------------------------------------
       TAS
-------------------------------------------------------------------------------------------------------------------------------
              Michael Costa                0             $0               2           $2,874             0              $0
-------------------------------------------------------------------------------------------------------------------------------
              John Thorndike               0             $0               0             $0               0              $0
-------------------------------------------------------------------------------------------------------------------------------

* Aronson+Johnson+Ortiz takes a team approach to portfolio management. The five individuals listed above manage all the firm's portfolios across all strategies.

Portfolio Manager Compensation (as of 12/31/2007)

---------------------------------------------------------------------------------------------------------------------
MULTI-ASSET
---------------------------------------------------------------------------------------------------------------------
                          Compensation Structure                Specific Criteria                Difference in
                                                                                                  Compensation
                                                                                            Methodology Between TIP
                                                                                               and Other Accounts
                                                                                                    Managed
---------------------------------------------------------------------------------------------------------------------
     MONDRIAN             Salary Profit Sharing                 Salary is fixed.                      None
 Elizabeth Desmond            Equity Grants
---------------------------------------------------------------------------------------------------------------------
     MONDRIAN             Salary Profit Sharing                 Salary is fixed.                      None
     Nigel May                Equity Grants
---------------------------------------------------------------------------------------------------------------------
     MONDRIAN                     Salary                        Salary is fixed.                      None
   Brendan Baker              Profit Sharing
                              Equity Grants
---------------------------------------------------------------------------------------------------------------------
     ARONSON+             Salary Profit Sharing                 Salary is fixed.                      None
   JOHNSON+ORTIZ               Pension Plan
 Theodore Aronson
---------------------------------------------------------------------------------------------------------------------
     ARONSON+             Salary Profit Sharing                 Salary is fixed.                      None
   JOHNSON+ORTIZ               Pension Plan
   Kevin Johnson
---------------------------------------------------------------------------------------------------------------------
     ARONSON+             Salary Profit Sharing                 Salary is fixed.                      None
   JOHNSON+ORTIZ               Pension Plan
   Martha Ortiz
---------------------------------------------------------------------------------------------------------------------
     ARONSON+             Salary Profit Sharing                 Salary is fixed.                      None
   JOHNSON+ORTIZ               Pension Plan
 Gina Marie Moore
---------------------------------------------------------------------------------------------------------------------
     ARONSON+             Salary Profit Sharing                  Salary is fixed                      None
   JOHNSON+ORTIZ               Pension Plan
R. Brian Wenzinger
---------------------------------------------------------------------------------------------------------------------
    WELLINGTON           Salary Incentive Payment                 Fixed Salary                        None
 James Bevilacqua             Bonus Payment                Incentive Payment based on
                       Supplemental Retirement Plan     revenues earned by Wellington on
                                                          fund which Portfolio Manager
                                                                    manages.
---------------------------------------------------------------------------------------------------------------------
    WELLINGTON           Salary Incentive Payment                 Fixed Salary                        None
   Karl Bandtel               Bonus Payment                Incentive Payment based on
                       Supplemental Retirement Plan     revenues earned by Wellington on
                                                          fund which Portfolio Manager
                                                                    manages.
---------------------------------------------------------------------------------------------------------------------
   SMITH BREEDEN                  Salary                 No component of Smith Breeden's              None
   Timothy Rowe                 Cash Bonus             compensation scheme for any person
                              Equity Grants            is fixed; there is no compensation
                     401(k) and Profit Sharing Plans     formula based on the fund's or
                                                          portfolio's pre- or after-tax
                                                       performance or based on the fund's
                                                             or portfolio's assets.
---------------------------------------------------------------------------------------------------------------------
   SMITH BREEDEN                  Salary                 No component of Smith Breeden's              None
Robert Aufdenspring             Cash Bonus             compensation scheme for any person
                              Equity Grants            is fixed; there is no compensation
                     401(k) and Profit Sharing Plans     formula based on the fund's or
                                                          portfolio's pre- or after-tax
                                                       performance or based on the fund's
                                                             or portfolio's assets.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.                      None
  Jeremy Hosking          Share of Firm Profits           Compensation is not directly
                                                        related to the performance of the
                                                         TIFF accounts but is indirectly
                                                       linked to the continued success of
                                                                  all clients.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.                      None
    Neil Ostrer           Share of Firm Profits           Compensation is not directly
                                                        related to the performance of the
                                                         TIFF accounts but is indirectly
                                                       linked to the continued success of
                                                                  all clients.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.               A portion of total
   William Arah           Share of Firm Profits           Compensation is not directly       compensation is based
                                                        related to the performance of the       on the absolute
                                                         TIFF accounts but is indirectly     performance of a hedge
                                                       linked to the continued success of     fund managed by the
                                                                  all clients.                 portfolio manager.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.               A portion of total
  Charles Carter          Share of Firm Profits           Compensation is not directly       compensation is based
                                                        related to the performance of the       on the absolute
                                                         TIFF accounts but is indirectly     performance of a hedge
                                                       linked to the continued success of     fund managed by the
                                                                  all clients.                 portfolio manager.
---------------------------------------------------------------------------------------------------------------------
BROOKFIELD REDDING                Salary                        Salary is fixed.                      None
    Kim Redding               Bonus Payment
                              Equity Grants
---------------------------------------------------------------------------------------------------------------------
BROOKFIELD REDDING                Salary                        Salary is fixed.                      None
    Jason Baine               Bonus Payment
                              Equity Grants
---------------------------------------------------------------------------------------------------------------------
BROOKFIELD REDDING                Salary                        Salary is fixed.                      None
  Bernhard Krieg              Bonus Payment
                              Equity Grants
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
   Michael Costa                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
  John Thorndike                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------
      SHAPIRO                     Salary                        Salary is fixed.                      None
    Sam Shapiro               Profit Sharing            The three investment team members
                                                        are owners of the firm and share
                                                                  its profits.
---------------------------------------------------------------------------------------------------------------------
      SHAPIRO                     Salary                        Salary is fixed.                      None
 Michael McCarthy             Profit Sharing            The three investment team members
                                                        are owners of the firm and share
                                                                  its profits.
---------------------------------------------------------------------------------------------------------------------
      SHAPIRO                     Salary                        Salary is fixed.                      None
   Louis Shapiro              Profit Sharing            The three investment team members
                                                        are owners of the firm and share
                                                                  its profits.
---------------------------------------------------------------------------------------------------------------------
     WESTPORT                     Salary                    Qualified Profit Sharing                  None
   Andrew Knuth                   Bonus
                          Deferred Compensation
                       Pension and Retirement Plans
---------------------------------------------------------------------------------------------------------------------
     WESTPORT                     Salary                    Qualified Profit Sharing                  None
  Edmund Nicklin                  Bonus
                          Deferred Compensation
                       Pension and Retirement Plans
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------------------------------
                          Compensation Structure                Specific Criteria                Difference in
                                                                                                  Compensation
                                                                                            Methodology Between TIP
                                                                                               and Other Accounts
                                                                                                    Managed
---------------------------------------------------------------------------------------------------------------------
     MONDRIAN                     Salary                        Salary is fixed.                      None
 Elizabeth Desmond            Profit Sharing
                              Equity Grants
---------------------------------------------------------------------------------------------------------------------
     MONDRIAN                     Salary                        Salary is fixed.                      None
   Hamish Parker              Profit Sharing
                              Equity Grants
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.                      None
  Jeremy Hosking          Share of Firm Profits           Compensation is not directly
                                                        related to the performance of the
                                                         TIFF accounts but is indirectly
                                                       linked to the continued success of
                                                                  all clients.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.                     None.
    Neil Ostrer           Share of Firm Profits           Compensation is not directly
                                                        related to the performance of the
                                                         TIFF accounts but is indirectly
                                                       linked to the continued success of
                                                                  all clients.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.               A portion of total
   William Arah           Share of Firm Profits           Compensation is not directly       compensation is based
                                                        related to the performance of the       on the absolute
                                                         TIFF accounts but is indirectly     performance of a hedge
                                                       linked to the continued success of     fund managed by the
                                                                  all clients.                 portfolio manager.
---------------------------------------------------------------------------------------------------------------------
     MARATHON                     Salary                        Salary is fixed.               A portion of total
  Charles Carter          Share of Firm Profits           Compensation is not directly       compensation is based
                                                        related to the performance of the       on the absolute
                                                         TIFF accounts but is indirectly     performance of a hedge
                                                       linked to the continued success of     fund managed by the
                                                                  all clients.                 portfolio manager.
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
   Michael Costa                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
  John Thorndike                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
US EQUITY
---------------------------------------------------------------------------------------------------------------------
                          Compensation Structure                Specific Criteria                Difference in
                                                                                                  Compensation
                                                                                            Methodology Between TIP
                                                                                               and Other Accounts
                                                                                                    Managed
---------------------------------------------------------------------------------------------------------------------
     ARONSON+                     Salary                         Salary is fixed                      None
   JOHNSON+ORTIZ              Profit Sharing
 Theodore Aronson         Annual Contribution to
                     Simplified Pension Plan Program
---------------------------------------------------------------------------------------------------------------------
     ARONSON+                     Salary                         Salary is fixed                      None
   JOHNSON+ORTIZ              Profit Sharing
   Kevin Johnson          Annual Contribution to
                     Simplified Pension Plan Program
---------------------------------------------------------------------------------------------------------------------
     ARONSON+                     Salary                         Salary is fixed                      None
   JOHNSON+ORTIZ              Profit Sharing
   Martha Ortiz           Annual Contribution to
                     Simplified Pension Plan Program
---------------------------------------------------------------------------------------------------------------------
     ARONSON+                     Salary                         Salary is fixed                      None
   JOHNSON+ORTIZ              Profit Sharing
 Gina Marie Moore         Annual Contribution to
                     Simplified Pension Plan Program
---------------------------------------------------------------------------------------------------------------------
     ARONSON+                     Salary                         Salary is fixed                      None
   JOHNSON+ORTIZ              Profit Sharing
R. Brian Wenzinger        Annual Contribution to
                     Simplified Pension Plan Program
---------------------------------------------------------------------------------------------------------------------
      SHAPIRO                     Salary                        Salary is fixed.                      None
    Sam Shapiro               Profit Sharing            The three investment team members
                                                        are owners of the firm and share
                                                                  its profits.
---------------------------------------------------------------------------------------------------------------------
      SHAPIRO                     Salary                        Salary is fixed.                      None
   Mike McCarthy              Profit Sharing            The three investment team members
                                                        are owners of the firm and share
                                                                  its profits.
---------------------------------------------------------------------------------------------------------------------
      SHAPIRO                     Salary                        Salary is fixed.                      None
   Louis Shapiro              Profit Sharing            The three investment team members
                                                        are owners of the firm and share
                                                                  its profits.
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
   Michael Costa                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
  John Thorndike                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------
     WESTPORT                     Salary                    Qualified Profit Sharing                  None
   Andrew Knuth                   Bonus
                          Deferred Compensation
                       Pension and Retirement Plans
---------------------------------------------------------------------------------------------------------------------
     WESTPORT                     Salary                    Qualified Profit Sharing                  None
  Edmund Nicklin                  Bonus
                          Deferred Compensation
                       Pension and Retirement Plans
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
SHORT-TERM
---------------------------------------------------------------------------------------------------------------------
                          Compensation Structure                Specific Criteria                Difference in
                                                                                                  Compensation
                                                                                            Methodology Between TIP
                                                                                               and Other Accounts
                                                                                                    Managed
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
   Michael Costa                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------
        TAS                       Salary                        Salary is fixed.                      None
  John Thorndike                Bonus Plan               Qualitative Bonus - Subjective
                             Retirement Plan           Quantitative Bonus - Bonus Payment
                                                        based on relative performance of
                                                         the TIP mutual funds (excluding
                                                       STF) and the absolute return pools
                                                       versus their respective benchmarks.
---------------------------------------------------------------------------------------------------------------------

Part C             OTHER INFORMATION

Item 23.                                 Exhibits

The following exhibits are incorporated herein by reference, are not required to be filed or are filed herewith (where indicated):

                   (a) Articles of Incorporation, are incorporated by reference dated December 23, 1993 (previously filed as Exhibit No. (1) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A).

                   (b) Amended and Restated By-laws (previously filed as Exhibit (b1) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A).

                   (b1) Amended and Restated By-laws dated December 10, 2007 are filed herewith.

                   (c)    Not Applicable.

                   (d1) Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF U.S. Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                   (d2) Advisory Agreement, dated February 10, 1994, between the Registrant (TIFF International Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                   (d3) Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF International Equity Fund) and Marathon Asset Management, Ltd. (previously filed as Exhibit No. (5w) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                   (d4) Money Manager Agreement, dated March 16, 1994, between the Registrant (TIFF U.S. Equity Fund) and Westport Asset Management, Inc. (previously filed as Exhibit No. (5ee) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                   (d5) Money Manager Agreement, dated April 18, 1994, between the Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. (5k) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on
                          N-1A).

                   (d6) Money Manager Agreement, dated March 31, 1995, between the Registrant (TIFF Multi-Asset Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. 5hh) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N-1A).

                   (d7) Money Manager Agreement, dated March 31, 1995, between the Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (previously filed as Exhibit No.
                          (5pp) to Post-Effective Amendment No. 4 to
                          Registrant's Registration Statement on N-1A).

                   (d8) Advisory Agreement, dated March 31, 1995, between the Registrant (TIFF Multi-Asset Fund) and Foundation Advisers, Inc. (previously filed as Exhibit (5zz) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A).

                   (d9) Money Manager Agreement, dated June 2, 1997, between the Registrant (TIFF U.S. Equity Fund) and Shapiro Capital Management Co. (previously filed as Exhibit
                          (5aad) to Post-Effective Amendment No. 7 to
                          Registrant's Registration Statement on Form N-1A).

                   (d10) Money Manager Agreement, dated December 24, 1998, between the Registrant (TIFF U.S. Equity Fund) and Aronson + Partners (previously filed as Exhibit (d52) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A).

                   (d11) Money Manager Agreement, dated June 10, 2003, between the Registrant (TIFF Multi-Asset Fund) and K.G. Redding & Associates LLC (previously filed as Exhibit
                          (d13) to Post-Effective Amendment No. 27 to
                          Registrant's Registration Statement on Form N-1A).

                   (d12) Money Manager Agreement, dated June 10, 2003 between the Registrant (TIFF Multi-Asset Fund) and Marathon Asset Management Ltd. (previously filed as Exhibit
                          (d14) to Post-Effective Amendment No. 27 to
                          Registrant's Registration Statement on Form N-1A).

                   (d13) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF Multi-Asset Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d41) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                   (d14) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF International Equity
                          Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d42) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                   (d15) Amendment Agreement No. 1 to Advisory Agreement between the Registrant (TIFF US Equity Fund) and TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) (previously filed as Exhibit (d43) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                   (d16) Amendment dated March 11, 2003 to the Money Manager Agreement between the Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. (d37) to Post-Effective Amendment No. 23 to Registrant's Registration Statement on N-1A).

                   (d17) Amended and Restated Advisory Agreement, dated April 19, 2004 between the Registrant (TIFF Short-Term
                          Fund) and TIFF Advisory Services, Inc. (previously filed as Exhibit (d21) to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A).

                   (d18) Amendment dated March 13, 2006, to the Money Manager Agreement between the Registrant (TIFF Multi-Asset
                          Fund) and Mondrian Investment Partners Limited (previously filed as Exhibit (d22) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A).

                   (d19) Money Manager Agreement, dated July 1, 2005, between the Registrant (TIFF Multi-Asset Fund and TIFF Government Bond Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit (d23) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A).

                   (d20) Amended and Restated Money Manager Agreement, dated July 1, 2007 between the Registrant (TIFF Multi-Asset
                          Fund) and Marathon Asset Management Ltd., is filed herewith.

                   (d21) Money Manager Agreement, dated November 16, 2007 between the Registrant (TIFF Multi-Asset Fund) and KG Redding, LLC, is filed herewith.

                   (d22) Amended and Restated Schedule I, dated April 1, 2008 to the Money Manager Agreement dated December 21, 1998 between the Registrant (TIFF Multi-Asset Fund) and Aronson+Johnson+Ortiz, LP, is filed herewith.

                   (d23) Addendum dated April 1, 2008 to the Money Manager Agreement dated June 2, 1997 between the Registrant (TIFF Multi-Asset Fund) and Shapiro Capital Management LLC, is filed herewith.

                   (d24) Addendum dated April 1, 2008 to the Money Manager Agreement dated March 16, 1994 between the Registrant (TIFF Multi-Asset Fund) and Westport Asset Management, Inc., is filed herewith.

                   (e) Distribution Agreement, dated October 1, 2001, between Registrant, Quasar Distributors, LLC and State Street Bank and Trust Company (formerly, Investors Bank & Trust) (previously filed as Exhibit (e) to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A).

                   (e1) Distribution Agreement, dated January 1, 2008, between Registrant and Quasar Distributors, LLC is filed herewith.

                   (f)    Not Applicable.

                   (g) Custodian Agreement, dated August 15, 2003, between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (g5) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A

                   (g2) Amended and Restated Delegation Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit No. (g4) to Post-Effective Amendment No. 19 to Registrant's Registration Statement on N-1A).

                   (g3) Amendment dated May 1, 2006 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (g3) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A).

                   (h) Transfer Agency and Service Agreement, dated August 15, 2003, between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h3) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A).

                   (h1) Administration Agreement, dated August 15, 2003, between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h2) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A).

                   (h2) Amendment dated May 1, 2006 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h2) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A).

                   (h3) Amendment dated May 1, 2006 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) (previously filed as Exhibit (h3) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A).

                   (h4) Operations Monitoring Agreement, dated August 15, 2003, between TIFF Investment Program, Inc. and EOS Fund Services LLC (previously filed as Exhibit (h4) to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A).

                   (i) Opinion and Consent of Counsel (previously filed as Exhibit No. (10) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                   (j) Consent of the Independent Registered Public Accounting Firm is filed herewith.

                   (k)    Not Applicable.

                   (l) Purchase Agreement, dated March 29, 1994, for Initial Capital between Registrant and The John D. and Catherine T. MacArthur Foundation. (previously filed as Exhibit No. (13) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

                   (m)    Not Applicable.

                   (n)    Not Applicable.

                   (p1) Code of Ethics of TIFF Investment Program, Inc. and TIFF Advisory Services, Inc. (previously filed as Exhibit (p13) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A).

                   (p2) Code of Ethics of Aronson + Partners (previously filed as Exhibit (p11) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A).

                   (p3) Code of Ethics of Mondrian Investment Partners Limited (previously filed as Exhibit (p3) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A).

                   (p4) Code of Ethics of Marathon Asset Management, Ltd. (previously filed as Exhibit (p10) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A).

                   (p5) Code of Ethics of Shapiro Capital Management Co., Inc. (previously filed as Exhibit (p5) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A).

                   (p6) Code of Ethics of Wellington Management Company (previously filed as Exhibit (p6) to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A).

                   (p7) Code of Ethics of Westport Asset Management, Inc. (previously filed as Exhibit (p7) to Post Effective Amendment No. 29 to Registrant's Registration Statement Form N-1A).

                   (p8) Code of Ethics of Smith Breeden Associates, Inc. (previously filed as Exhibit (p12) to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A).

                   (p9) Code of Ethics of K.G. Redding & Associates, LLC (previously filed as Exhibit (p22) to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A).

                   (p10) Code of Ethics of Aronson+Johnson+Ortiz LP is filed herewith.

                   (p11)  Code of Ethics of K.G. Redding, LLC is filed herewith.

                   (p12) Code of Ethics of Mondrian Investment Partners is filed herewith.

                   (q1) Power of Attorney for Sheryl Johns, Suzanne Brenner, Harry N. Hoffman III and William McLean is filed herewith.

                   (q2) Power of Attorney for William McCalpin is filed herewith.

                   (q3)   Power of Attorney for Jane Mendillo is filed herewith.

Item 24
Persons Controlled by or under Common Control with the Registrant

         As of the close of business on March 31, 2008 the following separate accounts control the Registrant by nature of their ownership of 25% or more of the value of the outstanding shares of the Registrant.

Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX 77002    54.35%

Item 25
Indemnification.

         The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgements, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26
Business and Other Connections of Investment Adviser.

         The business and other connections of TIFF Advisory Services, Inc. (formerly known as Foundation Advisers, Inc.) (the Adviser) is on the Uniform Application for Investment Adviser Registration ("Form ADV") as currently on file with the Commission (File No. 801-45618) the text of which is hereby incorporated by reference.

Item 27
Principal Underwriter.

(a) Quasar Distributors, LLC ("Quasar") acts as principal underwriter for the Registrant and each of its series. Additionally, Quasar is the principal underwriter for the following investment companies:

Academy Fund Trust                        Fairholme Fund                                Kiewit Investment Fund L.L.L.P.
ActivePassive Funds                       FFTW Funds, Inc.                              Kirr Marbach Partners Funds, Inc
AIP - UNDERLYING FUNDS TRUST              FIMCO Funds                                   Leader Short Term Bond Fund
AIP Alternative Strategies Funds          First Amer Investment Funds, Inc.             LKCM Funds
Akros Absolute Return Fund                First Amer Strategy Funds, Inc.               Marketfield Fund
Al Frank Funds                            First American Funds, Inc.                    Masters' Select Fund Trust
Allied Asset Advisors Funds               Fort Pitt Capital Group, Inc.                 Matrix Asset Advisors, Inc.
Alpine Equity Trust                       Fund X Funds                                  McCarthy Fund
Alpine Income Trust                       Fusion Funds, LLC                             Monetta Fund, Inc.
Alpine Series Trust                       Geneva Advisors All Cap Growth Fund           Monetta Trust
American Trust                            Glenmede Fund, Inc.                           MP63 Fund
Appleton Group                            Glenmede Portfolios                           Muhlenkamp (Wexford Trust)
Ascentia Funds                            Greenspring Fund                              Nicholas Funds
Brandes Investment Trust                  Greenville Small Cap Growth Fund              Osterweis Funds
Brandywine Blue Funds, Inc.               Guinness Atkinson Funds                       Perkins Capital Management
Brazos Mutual Funds                       Harding Loevner Funds                         Permanent Portfolio Funds
Bridges Investment Fund, Inc.             Hennessy Funds, Inc                           Perritt Opportunities Funds
Bristlecone Value Fund                    Hennessy Mutual Funds, Inc.                   Phocas Financial Funds
Buffalo Funds                             Hester Total Return Fund                      PIA Funds
Capital Advisors Funds                    High Pointe Funds                             PIC Funds
Chase Funds                               Hodges Funds                                  Portfolio 21
Cookson Peirce                            Hotchkis and Wiley Funds                      Primecap Odyssey Funds
Counterpoint Select Fund                  Huber Funds                                   Prospector Funds
Country Funds                             Intrepid Capital Management                   Prudent Bear Funds, Inc.
Cullen Funds                              Jacob Internet Fund Inc.                      Purisima Funds
Duncan-Hurst Funds                        Jensen Portfolio                              Quaker Investment Trust
Edgar Lomax Value Fund                    Julius Baer Funds                             Rainier Funds
Empiric Funds, Inc.                       Kensington Funds                              Rigel Capital, LLC
Everest Funds                             Keystone Mutual Funds                         Robeco Funds
Rockland Small Cap Growth Fund            Structured Investment Fund                    TIFF Investment Program, Inc.
Seascape Funds                            Summit Funds                                  Tygh Capital Management
Smead Value Fund                          Teberg Fund                                   USA Mutuals Funds
Snow Fund                                 Thompson Plumb (TIM)
Stephens Management Co.                   Thunderstorm Mutual Funds

Quasar is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. Quasar is located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

(b) The following is a list of the executive officers and directors of Quasar.

                                                                  Positions and
 Name and Principal            Positions and Offices with         Officers
 Business Address              Principal Underwriter              With Fund
 ----------------              ---------------------              -------------
James Robert Schoenike        President and Board Member              None
Andrew M. Strnad              Secretary                               None
Teresa Cowan                  Assistant Secretary                     None
Susan LaFond                  Chief Financial Officer                 None
Joe Redwine                   Board Member                            None
Robert Kern                   Board Member                            None
Eric Walter Falkeis           Board Member                            None

(b) Information regarding Quasar Distributors, LLC is described in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

         CRD # on Form BD
         103848

(c) Not applicable

Item 28
Location of Accounts and Records.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Investment Adviser, the Custodian and the Administrator.

         TIFF Advisory Services, Inc. (formerly Foundation Advisers, Inc.) Four Tower Bridge
         200 Barr Harbor Drive, Suite 100
         West Conshohocken, PA 19428

         Vastardis Capital Services LP
         41 Madison Avenue, 30th Floor
         New York, NY 10010

         State Street Bank and Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116-9130

         Quasar Distributors, LLC
         615 East Michigan Street
         Milwaukee, WI  53202

         For the series of Registrants' managed by each Money Manager:

         ARONSON+JOHNSON+ORTIZ LP
         230 South Broad Street
         20th Floor
         Philadelphia, PA  19102

         Brookfield Redding LLC
         71 South Wacker Drive
         Suite 3400
         Chicago, IL  60606

         Marathon Asset Management, LLP
         Orion House
         5 Upper St Martin's Lane
         London, England WC2H 9EA

         Mondrian Investment Partners Limited
         10 Gresham Street
         5th Floor
         London, England  EC2V 7JD

         Shapiro Capital Management LLC
         One Buckhead Plaza, Suite 1555
         3060 Peachtree Road, NW
         Atlanta, GA  30305

         Smith Breeden Associates, Inc.
         100 Europa Drive
         Suite 200
         Chapel Hill, NC  27517

         Wellington Management Company, LLP
         75 State Street
         Boston, MA  02109

         Westport Asset Management, Inc.
         253 Riverside Avenue
         Westport, CT  06880

Item 29
Management Services.

Not applicable.

Item 30
Undertakings.

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 30 to the Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 30 under the Securities Act of 1933, as amended and Post-Effective Amendment No. 34 under the Investment Company Act of 1940, as amended to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Conshohocken, and the State of Pennsylvania on the 29th day of April 2008.

                                           TIFF INVESTMENT PROGRAM, INC.
                                           Registrant

                                           By: /s/ Richard J. Flannery
                                           ------------------------------------
                                           Richard J. Flannery, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement had been signed below by the following persons in the capacities as of April 28, 2008 indicated.


 /s/ Richard J. Flannery                    */s/ Sheryl L. Johns
 ------------------------------------        ----------------------------------
 Richard J. Flannery, President and          Sheryl L. Johns, Director
 Chief Executive Officer

 /s/ Richelle S. Maestro                    */s/ William McCalpin
 ------------------------------------        ----------------------------------
 Richelle S. Maestro, Vice President         William McCalpin, Director
 and Chief Legal Officer

 /s/ William E. Vastardis                   */s/ Jane Mendillo
 ------------------------------------        ----------------------------------
 William E. Vastardis, Treasurer             Jane Mendillo, Director
 and Chief Financial Officer

*/s/ Suzanne Brenner
 ------------------------------------
 Suzanne Brenner, Director


*By:  /s/ Richard J. Flannery
      -------------------------------------
      Richard J. Flannery, Attorney-in-Fact


Date: April 29, 2008

                                 EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT

       (b1)     Amended and Restated By-laws dated December 10, 2007

       (d20) Amended and Restated Money Manager Agreement, dated July 1, 2007 between the Registrant (TIFF
                Multi-Asset Fund) and Marathon Asset Management Ltd.

       (d21) Money Manager Agreement, dated November 16, 2007 between the Registrant (TIFF Multi-Asset Fund) and KG Redding, LLC.

       (d22) Amended and Restated Schedule I, dated April 1, 2008 to the Money Manager Agreement dated December 21,
                1998 between the Registrant (TIFF Multi-Asset Fund) and Aronson+Johnson+Ortiz, LP.

       (d23)    Addendum dated April 1, 2008 to the Money Manager
                Agreement dated June 2, 1997 between the Registrant (TIFF Multi-Asset Fund) and Shapiro Capital
                Management LLC.

       (d24)    Addendum dated April 1, 2008 to the Money Manager
                Agreement dated March 16, 1994 between the
                Registrant (TIFF Multi-Asset Fund) and Westport
                Asset Management, Inc.

       (e1) Distribution Agreement dated January 1, 2008, between Registrant and Quasar Distributors, LLC.

       (j)      Consent of the Independent Auditor

       (p10)    Code of Ethics of Aronson+Johnson+Ortiz, LP

       (p11)    Code of Ethics of K.G. Redding, LLC

       (p12)    Code of Ethics of Mondrian Investment Partners

       (q1) Power of Attorney for Sheryl Johns, Suzanne Brenner, Harry N. Hoffman III and William McLean

       (q2)     Power of Attorney for William McCalpin

       (q3)     Power of Attorney for Jane Mendillo